[NEUBERGER BERMAN LOGO]








Neuberger Berman
EQUITY FUNDS



                                           TRUST CLASS SHARES

                                           Equity Income Fund

                                           Premier Analysts Fund

                                           Premier Convergence Fund

                                           Premier Dividend Fund

                                           Premier Energy Fund



PROSPECTUS October 9, 2006

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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Neuberger Berman
CONTENTS

      EQUITY FUNDS

      Equity Income Fund.....................................1

      Premier Analysts Fund.................................12

      Premier Convergence Fund..............................20

      Premier Dividend Fund.................................28

      Premier Energy Fund...................................38

      YOUR INVESTMENT

      Share Prices..........................................45

      Privileges and Services...............................46

      Distributions and Taxes...............................46

      Maintaining Your Account..............................48

      Market Timing Policy..................................54

      Portfolio Holdings Policy.............................55

      Fund Structure........................................55

      Related Performance...................................56

THESE FUNDS:

o are designed for investors with long-term goals in mind and, for the Premier Dividend and Equity Income Funds, also for current income
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolios
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency
o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(COPYRIGHT) 2006 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

NEUBERGER BERMAN
EQUITY INCOME FUND

GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN EMPHASIZING BOTH CURRENT INCOME AND CAPITAL APPRECIATION.

To pursue this goal, the Fund invests mainly in income-oriented equity securities that pay dividends, which may include real estate investment trusts ("REITs"), convertible securities, Canadian income trusts, master limited partnership units ("MLPs") and common stocks. The Fund may invest in companies of any market capitalization. The Fund seeks to generate a current yield that is greater than the average current yield for stocks in the Standard & Poor's 500 Composite Stock Index. By selecting these types of equity securities, the Fund seeks to dampen the market volatility associated with investing in equity securities.

The Fund may also employ the use of options to attempt to enhance the current return on its securities or to protect against a sharp drop in prices. More specifically, the Fund may write calls against positions in the portfolio ("covered calls") or buy puts on individual stocks or on market indices.

The Fund typically employs a "value" approach in selecting investments. The Portfolio Managers have access to Neuberger Berman's research analysts. Neuberger Berman currently has 22 research analysts who cover approximately 300 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to help choose what they believe to be attractive investments. On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies. The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

In addition to relying on Neuberger Berman research analysts, the Portfolio Managers conduct their own research and analysis. This includes company visits to view operations, meeting with management to gain a better understanding of the capital allocation process and corporate strategy, and employing an analytical framework in an effort to detect deception and monitor accounting quality.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities; it will not change this strategy without providing shareholders at least 60 days' notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in market values will not require the Fund to dispose of a holding.

                              1 Equity Income Fund

[ARROW] VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THE LEVEL THAT MIGHT BE IMPLIED BY THEIR EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

[ARROW] ALL CAP:  LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

[ARROW] REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME AND GAINS DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE.

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.

[ARROW] CONVERTIBLE SECURITIES

A CONVERTIBLE SECURITY IS A BOND, DEBENTURE, NOTE, PREFERRED STOCK, OR OTHER SECURITY THAT MAY BE CONVERTED INTO OR EXCHANGED FOR EQUITY SECURITIES. CONVERTIBLE SECURITIES GENERALLY HAVE FEATURES OF BOTH COMMON STOCKS AND DEBT SECURITIES. CONVERTIBLE SECURITIES ORDINARILY PROVIDE A STREAM OF INCOME WITH GENERALLY HIGHER YIELDS THAN COMMON STOCKS, BUT LOWER THAN NON-CONVERTIBLE DEBT. THE PRICE OF A CONVERTIBLE SECURITY OFTEN REFLECTS VARIATIONS IN THE PRICE OF THE UNDERLYING COMMON STOCK IN A WAY THAT NON-CONVERTIBLE DEBT MAY NOT. A CONVERTIBLE SECURITY MAY BE SUBJECT TO REDEMPTION AT THE OPTION OF THE ISSUER AT A PRICE ESTABLISHED IN THE SECURITY'S GOVERNING INSTRUMENT.

                              2 Equity Income Fund

[ARROW] CANADIAN INCOME TRUSTS

CANADIAN INCOME TRUSTS COMMONLY HOLD DEBT OR EQUITY SECURITIES IN AN UNDERLYING ACTIVE BUSINESS. INCOME TRUSTS GENERALLY FALL INTO FOUR SECTORS: BUSINESS TRUSTS, UTILITY TRUSTS, RESOURCE TRUSTS AND REAL ESTATE INVESTMENT TRUSTS. INCOME TRUSTS ARE GENERALLY A MORE TAX EFFICIENT WAY FOR A BUSINESS TO PAY INCOME TO ITS INVESTORS. THE VALUE OF AN INCOME TRUST CAN RISE OR FALL FOR THE SAME REASONS THAT AFFECT EQUITY SECURITIES OR BECAUSE OF CHANGES TO INTEREST RATES.

[ARROW GRAPHIC OMITTED] MASTER LIMITED PARTNERSHIPS

MLPS ARE LIMITED PARTNERSHIPS IN WHICH THE OWNERSHIP UNITS ARE PUBLICLY TRADED. MLP UNITS ARE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND ARE FREELY TRADED ON A SECURITIES EXCHANGE OR IN THE OVER-THE-COUNTER MARKET. THE MAJORITY OF MLPS OPERATE IN OIL AND GAS RELATED BUSINESSES INCLUDING ENERGY PROCESSING AND DISTRIBUTION. MANY MLPS ARE PASS-THROUGH ENTITIES THAT GENERALLY ARE TAXED AT THE SECURITY HOLDER LEVEL AND GENERALLY ARE NOT SUBJECT TO FEDERAL OR STATE INCOME TAX AT THE PARTNERSHIP LEVEL. ANNUAL INCOME, GAINS, LOSSES, DEDUCTIONS OR CREDITS OF THE MLP PASS THROUGH DIRECTLY TO ITS SECURITY HOLDERS. GENERALLY, AN MLP IS OPERATED UNDER THE SUPERVISION OF ONE OR MORE MANAGING GENERAL PARTNERS. LIMITED PARTNERS ARE NOT INVOLVED IN THE DAY-TO-DAY MANAGEMENT OF THE MLP.

                              3 Equity Income Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole;
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns;
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies;
o  may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

DIVIDENDS. Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the Fund and distributed to its shareholders will generally be eligible for the reduced tax rate applicable to such income. Recently enacted tax legislation extended the reduced tax rate so that it will expire for taxable years beginning on or after January 1, 2011. A portion of the distributions that the Fund receives may be a return of capital.

INTEREST RATE RISK. Interest rate risk is the risk that certain investments, including dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.

MLPS. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently

                              4 Equity Income Fund
and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

CANADIAN INCOME TRUSTS. An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (which include a fund that invests in the income trust) could be held responsible for such obligations. Income trusts created pursuant to Canadian tax laws allow for the elimination or minimization of Canadian income tax at the entity level if substantially all of the income is passed through to the unit holders. There can be no assurance that income tax laws and government incentive programs will not be changed in a manner which adversely affects unit holders.

REITS AND OTHER REAL ESTATE COMPANIES. To the extent the Fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the Fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free "pass-through" of income under the federal tax law.

UTILITY COMPANIES. To the extent the Fund invests in the utilities sector, its performance will also be affected by the performance of utility companies. Utility companies are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services,

                              5 Equity Income Fund
increased risk and competition in deregulated sectors, and the cost and delay of technological developments. In addition, securities of utility companies are volatile and may underperform in a sluggish economy.

COVERED CALLS. A "covered call" involves selling a call option (or the right to purchase a security at a specific price within a given time period) while simultaneously holding an equivalent position in the underlying security. When writing a covered call option, the Fund, in return for a premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If the option expires unexercised (because the stock has declined), the Fund keeps the premium; however, the premium may be offset by a decline in the market value of the underlying security during the option period. If the holder exercises the option, the stock must be delivered, but because the Fund already owns the stock, risk is limited.

PUT OPTIONS. A put option involves buying the right to sell a security at a specific price within a given time period. The Fund also may purchase put options on securities indices. The Fund may purchase put options for any number of reasons including: to manage exposure to changes in securities prices; to increase the Fund's exposure to a specific part or broad segment of the U.S. market; to enhance income; to protect the value of a security; and to serve as a cash management tool. Put options may not always be successful hedges and their prices can be highly volatile. If a put option that the Fund has purchased expires unexercised (due to an increase in the value of the underlying security), the Fund will lose the amount of the premium.

SECTOR RISK. The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

The Fund may emphasize the real estate and utilities sectors of the market at any given time and may invest up to 35% of the total assets of the Fund in each of those sectors. If it emphasizes one or both of those sectors, your investment in the Fund will be linked to the performance of the real estate sector, the utilities sector or both sectors. To the extent it emphasizes either sector, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries or sectors.

VALUE INVESTING. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

                              6 Equity Income Fund

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

[ARROW GRAPHIC OMITTED] OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                              7 Equity Income Fund

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record. Accordingly, performance charts are not included.

                              8 Equity Income Fund

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares, or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       None
ANNUAL OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly
Management fees*                                                       0.95
Distribution (12b-1) fees                                              0.10
Other expenses**                                                       0.90
--------------------------------------------------------------------------------
Total annual operating expenses                                        1.95
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                           0.95
--------------------------------------------------------------------------------
Net expenses***                                                        1.00
--------------------------------------------------------------------------------
* "Management fees" includes investment management and administration fees.
** "Other expenses" are based on estimated amounts for the current fiscal year and estimated net assets of $25,000,000.
*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2009, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Trust Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                     1 Year     3 Years
Expenses             $102       $318

                              9 Equity Income Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $115 billion in total assets (as of June 30, 2006) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of amounts in excess of $4 billion of the Fund's average daily net assets for investment management services and 0.40% of its average daily net assets for administrative services provided to the Trust Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

Richard Levine is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund's inception.

Anthony Gleason is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1999 and has served as Portfolio Manager since the Fund's inception.

Alexandra Pomeroy is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. She has been a Portfolio Manager with the firm since 2005 and has served as Portfolio Manager since the Fund's inception. Prior to that, she worked at another leading financial services firm for five years advising fund managers in her role as a relationship manager in the institutional research sales department.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Manager(s), other accounts managed by the Portfolio Manager(s), and ownership of Fund shares by the Portfolio Manager(s).

                              10 Equity Income Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

                              11 Equity Income Fund

NEUBERGER BERMAN
PREMIER ANALYSTS FUND

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM TOTAL RETURN.

To pursue this goal, the Fund invests in stocks of companies rated Buy ("B") by Neuberger Berman research analysts. The Fund may invest in companies of any market capitalization. The Fund is designed to take advantage of the research analysts' experience and knowledge by investing in their top investment choices (i.e., their stocks rated "B"). Each new investment is added to the Fund's portfolio at an approximate average weighting of all the Fund's holdings at the time of purchase. For example, if the Fund held 49 stocks and added another position, that position would be approximately 2% (100% divided by 50 stocks). The Fund's portfolio will be rebalanced if it is necessary after a purchase or sale or at least quarterly to maintain a relatively equal weighting in each stock. The Portfolio Manager will not decide which stocks are added to or sold from the Fund's portfolio, as the decision is dictated strictly by changes in the research analysts' ratings. Whenever the rating of a stock is upgraded to "B" from Monitor ("M") or Source of Funds ("S"), the stock will be added to the portfolio. Whenever the rating of a stock is lowered from "B" to "M" or "S," the stock will be sold from the portfolio. All rating changes are communicated to the Portfolio Manager at the time of the change. The Fund normally will hold only common stocks rated "B."

Neuberger Berman currently has 22 research analysts covering approximately 300 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to carve out a smaller universe of companies that qualify for a "B" rating. In the past, about one-quarter to one-third of the approximately 300 companies have been rated "B" at any given point in time, with the others rated "M" or "S." On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies. The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

The research analysts use the following guidelines in ranking companies currently under coverage. Within each rating, the research analysts are instructed to take into consideration the risks associated with the company when assigning ratings.

"B" (BUY) - Generally, these are stocks that the analysts believe have both: (1) a 12-18 month total return potential of 15% or greater; and (2) a risk of loss that is half or less the total return potential.

"M" (MONITOR) - Generally, these are stocks that the analysts believe have either: (1) a 12-18 month total return potential below 15%; or (2) a risk of loss that is greater than half the total return potential.

                            12 Premier Analysts Fund

"S" (SOURCE OF FUNDS) - Generally, these are stocks that the analysts believe have the greatest short-term risk.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[ARROW GRAPHIC OMITTED] ALL CAP:  LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

                            13 Premier Analysts Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The ratings of the Neuberger Berman research analysts represent the subjective determination of the analysts and may not accurately assess the investment prospects of a particular stock. Past performance of stocks rated "B" by the research analysts does not necessarily predict the future performance of the Fund.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole;
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns;
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies;
o  may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

                            14 Premier Analysts Fund

[ARROW GRAPHIC OMITTED] OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                            15 Premier Analysts Fund

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record. The Fund is modeled after a separate account managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate account managed by Neuberger Berman Management Inc.

                            16 Premier Analysts Fund

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares, or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       None
ANNUAL OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly
Management fees*                                                       0.85
Distribution (12b-1) fees                                              0.10
Other expenses**                                                       0.94
--------------------------------------------------------------------------------
Total annual operating expenses                                        1.89
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                           0.89
--------------------------------------------------------------------------------
Net expenses***                                                        1.00
--------------------------------------------------------------------------------
* "Management fees" includes investment management and administration fees.
** "Other expenses" are based on estimated amounts for the current fiscal year and estimated net assets of $25,000,000.
*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2009, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Trust Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                     1 Year    3 Years
Expenses             $102      $318

                            17 Premier Analysts Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $115 billion in total assets (as June 30, 2006) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.45% of the Fund's average daily net assets for investment management services and 0.40% of its average daily net assets for administrative services provided to the Trust Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

Michael Nohe is a Vice President of Neuberger Berman Management Inc., a Managing Director of Lehman Brothers and the Director of Research for Neuberger Berman, LLC. Mr. Nohe joined the firm in 1986 and has been the Portfolio Manager since the Fund's inception. He was the firm's Energy Analyst prior to assuming his current position.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Manager(s), other accounts managed by the Portfolio Manager(s), and ownership of Fund shares by the Portfolio Manager(s).

                            18 Premier Analysts Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

                            19 Premier Analysts Fund

NEUBERGER BERMAN
PREMIER CONVERGENCE FUND

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks in the telecommunications, media and technology sectors. The Fund may invest in companies of any market capitalization and in domestic and foreign companies. The Fund seeks to reduce risk by investing in many sub-sectors of the telecommunications, media and technology sectors. The Fund normally invests more than 25% of its total assets in industries within the telecomunications, media and technology sectors.

The Portfolio Managers look for companies they believe are well positioned to capitalize on the continuing convergence of services, applications, devices and networks in the telecommunications, media and technology sectors, using a research driven and risk-reward sensitive approach to stock selection. Factors used in identifying such companies may include: above-average returns, sustainable competitive positioning, future business prospects that the Portfolio Managers judge to be sound, an established or emerging market niche, and a defensible business model. The Portfolio Managers also seek to identify companies they believe are poorly positioned and likely to underperform in a rapidly changing competitive environment with the possibility of establishing short positions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[ARROW GRAPHIC OMITTED] INDUSTRY SECTORS

TO THE EXTENT THE FUND FOCUSES ON JUST THREE INDUSTRY SECTORS, IT THEREBY PRESENTS A MORE CONCENTRATED RISK. A SECTOR MAY HAVE ABOVE AVERAGE PERFORMANCE DURING PARTICULAR PERIODS, BUT INDIVIDUAL INDUSTRY SECTORS ALSO TEND TO MOVE UP AND DOWN MORE THAN THE BROADER MARKET. HISTORICALLY, THE TELECOMMUNICATIONS, MEDIA AND TECHNOLOGY SECTORS HAVE BEEN MORE VOLATILE THAN THE EQUITY MARKET AS A WHOLE.

[ARROW GRAPHIC OMITTED] GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. IN CERTAIN RAPIDLY-EMERGING INDUSTRIES, SUCCESS MAY BE MEASURED IN MARKET SHARE RATHER THAN PROFITS.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

[ARROW GRAPHIC OMITTED] ALL CAP:  LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE

                           20 Premier Convergence Fund

LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

                           21 Premier Convergence Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Because the Fund focuses on the telecommunications, media and technology sectors and concentrates in industries within those sectors, its performance is likely to be disproportionately affected by the factors influencing those sectors and industries. The value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors and industries.

Companies in these sectors and industries can be significantly affected by rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, including new methods of competition arising in another sector, unseasoned management, and a dependency on patent and copyright protections.

To the extent the Fund invests more heavily in one sector, the risks of that sector are magnified (see the Appendix for a discussion of sector-specific risks).

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole;
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns;
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies;
o  may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may

                           22 Premier Convergence Fund
also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks - sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Short sales involve selling a security the Fund does not own in anticipation that the security's price will decline. Short sales may help hedge against general market risk to the securities held in the portfolio but theoretically present unlimited risk on an individual stock basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it may amplify changes in the Fund's net asset value.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or the economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

[ARROW GRAPHIC OMITTED] OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                           23 Premier Convergence Fund

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record. Accordingly, performance charts are not included.

                           24 Premier Convergence Fund

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares, or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       None
ANNUAL OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly
Management fees*                                                       0.85
Distribution (12b-1) fees                                              0.10
Other expenses**                                                       0.89
--------------------------------------------------------------------------------
Total annual operating expenses                                        1.84
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                           0.84
--------------------------------------------------------------------------------
Net expenses***                                                        1.00
--------------------------------------------------------------------------------
* "Management fees" includes investment management and administration fees.
** "Other expenses" are based on estimated amounts for the current fiscal year and estimated net assets of $25,000,000.
*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2009, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Trust Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                      1 Year     3 Years
Expenses              $102       $318

                           25 Premier Convergence Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $115 billion in total assets (as of June 30, 2006) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.45% of the Fund's average daily net assets for investment management services and 0.40% of its average daily net assets for administrative services provided to the Trust Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

The Fund is managed by a team headed by Barbara Doran and Martin Sankey, consisting of the following Portfolio Managers:

Barbara Doran is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. She is a Research Investment Officer with Neuberger Berman, LLC. She has managed other equity portfolios starting in 1993 both at Lehman Brothers and her own firm. She has 22 years of experience in equity investing having worked at two institutional brokerage firms and another investment management firm.

Martin A. Sankey, CFA, is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He is a Senior Research Analyst with Neuberger Berman, LLC. He has been a senior equity research analyst for 25 years and has worked at two other institutional brokerage firms.

Chi Tsang is a Vice President of Neuberger Berman Management Inc. and a Vice President of Neuberger Berman, LLC. He has been an equity research analyst for seven years and has worked at one other investment management firm.

Dennis K. Morgan, CFA, is the media analyst for Neuberger Berman, LLC.
Mr. Morgan has been an equity research analyst for eleven years and has worked at both an institutional brokerage and investment management firm. Mr. Morgan joined Neuberger Berman in 1999.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Manager(s), other accounts managed by the Portfolio Manager(s), and ownership of Fund shares by the Portfolio Manager(s).

                           26 Premier Convergence Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

                           27 Premier Convergence Fund

NEUBERGER BERMAN
PREMIER DIVIDEND FUND

GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN EMPHASIZING BOTH CURRENT INCOME AND CAPITAL APPRECIATION.

To pursue this goal, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in stocks of companies with a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500") that, at the time of purchase, the Neuberger Berman research analysts rate Buy ("B"). The Fund may invest in companies of any market capitalization.

The Portfolio Managers apply their own market expertise, a diversity of perspective, and risk analysis tools to select stocks for the Fund's portfolio. Whenever an analyst reduces the rating on a stock under his or her coverage from "B" to Monitor ("M") or Source of Funds ("S"), the Portfolio Managers will review the stock for possible removal from the Fund's portfolio.

Neuberger Berman currently has 22 research analysts covering approximately 300 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to carve out a smaller universe of companies that qualify for a "B" rating. In the past, about one-quarter to one-third of the approximately 300 companies have been rated "B" at any given point in time, with the others rated "M" or "S." On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies. The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

The research analysts use the following guidelines in ranking companies currently under coverage. Within each rating, the research analysts are instructed to take into consideration the risks associated with the company when assigning ratings.

"B" (BUY) - Generally, these are stocks that the analysts believe have both: (1) a 12-18 month total return potential of 15% or greater; and (2) a risk of loss that is half or less the total return potential.

"M" (MONITOR) - Generally, these are stocks that the analysts believe have either: (1) a 12-18 month total return potential below 15%; or (2) a risk of loss that is greater than half the total return potential.

"S" (SOURCE OF FUNDS) - Generally, these are stocks that the analysts believe have the greatest short-term risk.

Up to 20% of the Fund's net assets may be invested in:

                            28 Premier Dividend Fund

   o Other securities, such as preferred stocks, real estate investment trusts ("REITs"), and master limited partnerships ("MLPs") that, in the aggregate, have a yield greater than the average dividend yield of the S&P 500; and
   o Stocks that do not meet the criteria for inclusion in 80% of the portfolio (stocks of companies with a dividend yield greater than the average dividend yield of the S&P 500 that, at the time of purchase, the Neuberger Berman research analysts rate "B"), but that the Portfolio Managers believe will increase their dividends based on a projected event or demonstrate total return characteristics that merit their inclusion.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[ARROW] ALL CAP:  LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

[ARROW GRAPHIC OMITTED] REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE.

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.

[ARROW GRAPHIC OMITTED] MASTER LIMITED PARTNERSHIPS

MLPS ARE LIMITED PARTNERSHIPS IN WHICH THE OWNERSHIP UNITS ARE PUBLICLY TRADED. MLP UNITS ARE REGISTERED WITH THE SEC AND ARE FREELY TRADED ON A SECURITIES EXCHANGE OR IN THE OVER-THE-COUNTER MARKET. THE MAJORITY OF MLPS OPERATE IN OIL

                            29 Premier Dividend Fund

& GAS RELATED BUSINESSES INCLUDING ENERGY PROCESSING AND DISTRIBUTION. MLPS ARE PASS-THROUGH ENTITIES OR BUSINESSES THAT ARE TAXED AT THE SECURITY HOLDER LEVEL AND GENERALLY ARE NOT SUBJECT TO FEDERAL OR STATE INCOME TAX AT THE PARTNERSHIP LEVEL. ANNUAL INCOME, GAINS, LOSSES, DEDUCTIONS OR CREDITS OF THE MLP PASS THROUGH DIRECTLY TO ITS SECURITY HOLDERS. GENERALLY, A MLP IS OPERATED UNDER THE SUPERVISION OF ONE OR MORE MANAGING GENERAL PARTNERS. LIMITED PARTNERS ARE NOT INVOLVED IN THE DAY-TO-DAY MANAGEMENT OF THE PARTNERSHIP.

                            30 Premier Dividend Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock markets. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The ratings of the Neuberger Berman research analysts represent the subjective determination of the analysts and may not accurately assess the investment prospects of a particular stock. Past performance of stocks rated "B" by the research analysts does not necessarily predict the future performance of the Fund.

Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the Fund and distributed to its shareholders will generally be eligible for the reduced tax rate applicable to such income. Recently enacted tax legislation extended the reduced tax rate so that it will expire for taxable years beginning on or after January 1, 2011. A portion of the distributions that the Fund receives may be a return of capital.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole;
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns;
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies;
o  may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

                            31 Premier Dividend Fund

Interest rate risk is the risk that investments such as preferred stocks, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

To the extent the Fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the Fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free "pass-through" of income under the federal tax law.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

[ARROW GRAPHIC OMITTED] OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE

                            32 Premier Dividend Fund

MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                            33 Premier Dividend Fund

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.

                            34 Premier Dividend Fund

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares, or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       None
ANNUAL OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly
Management fees*                                                       0.85
Distribution (12b-1) fees                                              0.10
Other expenses**                                                       0.90
--------------------------------------------------------------------------------
Total annual operating expenses                                        1.85
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                           0.85
--------------------------------------------------------------------------------
Net expenses***                                                        1.00
--------------------------------------------------------------------------------
* "Management fees" includes investment management and administration fees.
** "Other expenses" are based on estimated amounts for the current fiscal year and estimated net assets of $25,000,000.
*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2009, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Trust Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                  1 Year      3 Years
Expenses          $102        $318

                            35 Premier Dividend Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $115 billion in total assets (as of June 30, 2006) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.45% of the Fund's average daily net assets for investment management services and 0.40% of its average daily net assets for administrative services provided to the Trust Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

Richard Levine is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund's inception.

Michelle Stein is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Lehman Brothers and Neuberger Berman, LLC. She has been a Portfolio Manager at Neuberger Berman, LLC since 1983. Michelle joined Neuberger Berman in 1979.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Manager(s), other accounts managed by the Portfolio Manager(s), and ownership of Fund shares by the Portfolio Manager(s).

                            36 Premier Dividend Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

                            37 Premier Dividend Fund

NEUBERGER BERMAN
PREMIER ENERGY FUND

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SECURITIES ISSUED BY COMPANIES IN ENERGY-RELATED ACTIVITIES. CURRENT INCOME IS A SECONDARY GOAL.

To pursue these goals, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued by companies in energy-related activities, primarily common stocks. The Fund may invest in companies of any market capitalization and in domestic and foreign companies. The companies in energy-related activities in which the Fund invests include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships, natural gas and electric utilities, and alternative energy providers from solar, wind and hydrogen sources. The Fund intends to normally invest in higher yielding securities in order to maintain a current yield that is close to that of the Standard & Poor's 500 Composite Stock Index.

The Fund's investment decisions are based on the recommendations of Neuberger Berman's team of energy analysts. The Fund invests with a long-term bias for its holdings, seeking companies that the analysts believe will grow. The Fund seeks to invest in companies in energy-related activities with above average earnings, cash flow and dividend growth potential and in areas that the analysts believe are likely to benefit from the tight supply and demand conditions of the energy sector. The Fund intends to have broad representation across all sub-sectors of the energy complex with sub-sector weightings determined by market conditions. Adjustments will be made to industry weightings as market conditions dictate, as analyzed by the team of energy analysts.

The Portfolio Managers may sell a stock when the team of energy analysts determines that the stock's valuation has become excessive, when the team of energy analysts believes the underlying investment thesis for the stock has changed, when the team of energy analysts believes sub-sector weightings should be adjusted, or when a position becomes too large.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by companies in energy-related activities, without providing shareholders at least 60 days' notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in market values or company circumstances will not require the Fund to dispose of a holding.

                             38 Premier Energy Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Because the Fund concentrates its assets in the energy sector, your investment in the Fund will be closely linked to the performance of the energy sector. The value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries and sectors.

Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Companies in the energy sector also can be significantly affected by fluctuations in energy prices, the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects and tax and other governmental regulations.

The Fund may at times be more concentrated in particular sub-sectors of the energy sector - e.g., oil service, refining and marketing, exploration and production, and coal. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks - sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole;

                             39 Premier Energy Fund

o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns;
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies;
o  may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

[ARROW GRAPHIC OMITTED] OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                             40 Premier Energy Fund

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.

                             41 Premier Energy Fund

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares, or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       None
ANNUAL OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly
Management fees*                                                       0.85
Distribution (12b-1) fees                                              0.10
Other expenses**                                                       0.89
--------------------------------------------------------------------------------
Total annual operating expenses                                        1.84
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                           0.84
--------------------------------------------------------------------------------
Net expenses***                                                        1.00
--------------------------------------------------------------------------------
* "Management fees" includes investment management and administration fees.
** "Other expenses" are based on estimated amounts for the current fiscal year and estimated net assets of $25,000,000.
*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2009, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Trust Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                  1 Year      3 Years
Expenses          $102        $318

                             42 Premier Energy Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $115 billion in total assets (as of June 30, 2006) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.45% of the Fund's average daily net assets for investment management services and 0.40% of its average daily net assets for administrative services provided to the Trust Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

Michael Nohe is a Vice President of Neuberger Berman Management Inc., a Managing Director of Lehman Brothers and the Director of Research for Neuberger Berman, LLC. Mr. Nohe joined the firm in 1986 and has been the Portfolio Manager since the Fund's inception. He was the firm's Energy Analyst prior to assuming his current position.

Teresa Donahue is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Lehman Brothers. She is a Supervisory Analyst and the firm's textile and apparel retail analyst. Ms. Donahue joined Neuberger Berman in 1991 and has 21 years of investment experience.

Dave Wheeler is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Lehman Brothers. He is the integrated oil and gas analyst for Neuberger Berman, LLC. Mr. Wheeler has been an analyst covering the energy sector for over 10 years. Mr. Wheeler joined Neuberger Berman in 2004. From 1998 to 2004, Mr. Wheeler was the senior oil analyst at one firm and covered the integrated oil sector for another firm.

Ron Silvestri is a Vice President of Neuberger Berman Management Inc. and is the utility analyst for Neuberger Berman, LLC. Mr. Silvestri has over 10 years of experience covering the utility sector. Mr. Silvestri joined Neuberger Berman in late 2005, having spent the previous 10 years at another firm as an analyst and portfolio manager covering the utility sector.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Manager(s), other accounts managed by the Portfolio Manager(s), and ownership of Fund shares by the Portfolio Manager(s).

                             43 Premier Energy Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

                             44 Premier Energy Fund

NEUBERGER BERMAN
YOUR INVESTMENT

Trust Class shares of each Fund are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account").

SHARE PRICES

Because Trust Class shares of the Funds do not have a sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price when you sell shares.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

[ARROW GRAPHIC OMITTED] SHARE PRICE CALCULATIONS

THE PRICE OF A TRUST CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THAT FUND'S ASSETS ATTRIBUTABLE TO ITS TRUST CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF THAT FUND'S TRUST CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR

                               45 Your Investment

COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

PRIVILEGES AND SERVICES

If you purchase Trust Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS - This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

SYSTEMATIC WITHDRAWALS - This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS - When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

INTERNET ACCESS - At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDFONE(registered trademark) - Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

[ARROW GRAPHIC OMITTED] DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS - Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional shares of the distributing class of the Fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same class of

                               46 Your Investment
another Neuberger Berman fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Fund shares or paid in cash.

HOW DISTRIBUTIONS ARE TAXED - Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts ("IRAs") and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends were paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED - When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

[ARROW GRAPHIC OMITTED] TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

                               47 Your Investment

[ARROW GRAPHIC OMITTED] BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE (1) SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, (2) YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR FAILURE TO REPORT THE RECEIPT OF INTEREST OR DIVIDEND INCOME PROPERLY OR (3) YOU FAIL TO CERTIFY TO THE FUND THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING OR THAT YOU ARE A CORPORATION OR OTHER EXEMPT RECIPIENT.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

[ARROW GRAPHIC OMITTED] BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.

MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES - Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

If you place your order to purchase shares in writing, you may need a Medallion signature guarantee (see "Medallion Signature Guarantees").

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

                               48 Your Investment

Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES - If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Funds' transfer agent receives your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and mail or wire you the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

UNCASHED CHECKS - We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS - Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES - You can move money from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o  both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved
o because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

                               49 Your Investment

PLACING ORDERS BY TELEPHONE - Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES - The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o  in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

OTHER POLICIES - Under certain circumstances, the Funds reserve the right to:

o  suspend the offering of shares
o  reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o  change, suspend, or revoke the exchange privilege
o  suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
o  take orders to purchase or sell Fund shares when the Exchange is closed

[ARROW] MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU PURCHASE OR SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

                               50 Your Investment

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

[ARROW] INVESTMENT PROVIDERS

THE TRUST CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF ANY OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE NEUBERGER BERMAN FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING MONEY FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE "WHEN YOU EXCHANGE SHARES"). IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.

[ARROW] DISTRIBUTION AND SHAREHOLDER SERVICING FEES

EACH FUND HAS ADOPTED A PLAN UNDER WHICH EACH FUND'S TRUST CLASS PAYS 0.10% OF ITS AVERAGE NET ASSETS EVERY YEAR TO SUPPORT SHARE DISTRIBUTION AND SHAREHOLDER SERVICING. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.

[ARROW] INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               51 Your Investment

BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------------
METHOD                                          THINGS TO KNOW                                       INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK               Your first investment must be at least $1,000       Fill out the application and enclose your check

                                 Additional investments can be as little as $100     If regular first-class mail, send to:
                                                                                        NEUBERGER BERMAN FUNDS
                                 We cannot accept cash, money orders, starter           BOSTON SERVICE CENTER
                                 checks, cashier's checks, travelers checks, or         P.O. BOX 8403
                                 other cash equivalents                                 BOSTON, MA 02266-8403

                                 You will be responsible for any losses or fees      If express delivery, registered mail, or
                                 resulting from a bad check; if necessary, we        certified mail, send to:
                                 may sell other shares belonging to you in order        NEUBERGER BERMAN FUNDS
                                 to cover these losses                                  C/O STATE STREET BANK AND TRUST COMPANY
                                                                                        66 BROOKS DRIVE
                                 All checks must be made out to "Neuberger              BRAINTREE, MA 02184-3839
                                 Berman Funds"; we cannot accept checks made out
                                 to you or other parties and signed over to us
------------------------------------------------------------------------------------------------------------------------------------
WIRING MONEY                     All wires must be for at least $1,000               Before wiring any money, call 800-366-6264 for
                                                                                     an order confirmation

                                                                                     Have your financial institution send your wire
                                                                                     to State Street Bank and Trust Company

                                                                                     Include your name, the Fund name, your account
                                                                                     number and other information as requested
------------------------------------------------------------------------------------------------------------------------------------
EXCHANGING FROM ANOTHER FUND     All exchanges must be for at least $1,000           Call 800-366-6264 to place your order

                                 Both accounts involved must be registered in        To place an order using
                                 the same name, address and tax ID number            FUNDFONE(registered trademark), call
                                                                                     800-335-9366
                                 An exchange order cannot be cancelled or
                                 changed once it has been placed
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                     We do not accept phone orders for a first           Call 800-366-6264 to notify us of your purchase
                                 investment
                                                                                     Immediately follow up with a wire or electronic
                                 Additional shares will be purchased when your       transfer
                                 order is accepted

                                 Not available on retirement accounts
------------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC            All investments must be at least $100               Call 800-877-9700 for instructions
INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                         52 Your Investment

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------------
METHOD                                          THINGS TO KNOW                                       INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
SENDING US  A LETTER             Unless you instruct us otherwise, we will mail      Send us a letter requesting us to sell shares
                                 your proceeds by check to the address of record,    signed by all registered owners; include your
                                 payable to the registered owner(s)                  name, account number, the Fund name, the dollar
                                                                                     amount or number ofshares you want to sell, and
                                 If you have designated a bank account on your       any other instructions
                                 application, you can request that we wire the
                                 proceeds to this account; if the total balance      If regular first-class mail, send to:
                                 of all of your Neuberger Berman fund accounts is       NEUBERGER BERMAN FUNDS
                                 less than $200,000, you will be charged an             BOSTON SERVICE CENTER
                                 $8.00 wire fee                                         P.O. BOX 8403
                                                                                        BOSTON, MA 02266-8403
                                 You can also request that we send the proceeds
                                 to your designated bank account by electronic       If express delivery, registered mail, or
                                 transfer (ACH) without a fee                        certified mail, send to:
                                                                                        NEUBERGER BERMAN FUNDS
                                 You may need a Medallion signature guarantee           C/O STATE STREET BANK AND TRUST COMPANY
                                                                                        66 BROOKS DRIVE
                                 Please also supply us with your e-mail address         BRAINTREE, MA 02184-3839
                                 and daytime telephone number when you write to
                                 us in the event we need to reach you
------------------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX                 For amounts of up to $50,000                        Write a request to sell shares as described
                                                                                     above
                                 Not available if you have changed the address
                                 on the account in the past 15 days                  Call 800-366-6264 to obtain the appropriate fax
                                                                                     number
------------------------------------------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER            All phone orders to sell shares must be for at      Call 800-366-6264 to place your order
                                 least $1,000 unless you are closing out an
                                 account                                             Give your name, account number, the Fund name,
                                                                                     the dollar amount or number of shares you want
                                 Not available if you have declined the              to sell, and any other instructions
                                 phone option or are selling shares in
                                 certain retirement accounts (The only               To place an order using
                                 exception is for those retirement                   FUNDFONE(registered trademark), call
                                 shareholders who are at least 59 1/2 or             800-335-9366
                                 older and have their birthdates on
                                 file)

                                 Not available if you have changed the address
                                 on the account in the past 15 days
------------------------------------------------------------------------------------------------------------------------------------
EXCHANGING INTO ANOTHER FUND     All exchanges must be for at least $1,000           Call 800-366-6264 to place your order

                                 Both accounts involved must be registered in        To place an order using
                                 the same name, address and tax ID number            FUNDFONE(registered trademark), call
                                                                                     800-335-9366
                                 An exchange order cannot be cancelled or
                                 changed once it has been placed
------------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC            For accounts with at least $5,000 worth of          Call 800-877-9700 for instructions
WITHDRAWALS                      shares in them

                                 Withdrawals must be at least $100
------------------------------------------------------------------------------------------------------------------------------------

                                                         53 Your Investment

[ARROW GRAPHIC OMITTED] RETIREMENT PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.

[ARROW GRAPHIC OMITTED] INTERNET CONNECTION

INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT WWW.NB.COM.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT IS MOST RELEVANT TO YOU.

AS A NEUBERGER BERMAN FUNDS SHAREHOLDER WHO BOUGHT SHARES DIRECTLY FROM NEUBERGER BERMAN MANAGEMENT INC., YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION AND EVEN MAKE SECURE TRANSACTIONS - 24 HOURS A DAY. YOU CAN ALSO RECEIVE FUND DOCUMENTS SUCH AS PROSPECTUSES AND FINANCIAL REPORTS AS WELL AS YOUR STATEMENTS ELECTRONICALLY VIA NB DELIVERE(REGISTERED TRADEMARK). IF YOU WANT FURTHER INFORMATION, PLEASE CALL 800-877-9700.

MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make an effort to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

                               54 Your Investment

PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

The complete portfolio holdings for each Fund is available at http://www.nb.com/ind/mutual_funds/prospectuses/ 15-30 days after each month-end.

Each Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete holdings for each Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Neuberger Berman fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Trust Class shares of the Funds.

                               55 Your Investment

RELATED PERFORMANCE
PREMIER ANALYSTS ACCOUNT

As of the date of this prospectus, Neuberger Berman Premier Analysts Fund is new and has no performance to report.

Neuberger Berman Management Inc. also manages a separate account with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of Premier Analysts Account. Premier Analysts Account is a separate account that invests in stocks of companies of any market capitalization that are rated Buy by Neuberger Berman research analysts. The asset size of Premier Analysts Account as of December 31, 2005 was approximately $2 million.

The separate account is not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the Premier Analysts Account.

The performance of Premier Analysts Account does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Premier Analysts Account. The performance of the Fund may be better or worse than the performance of Premier Analysts Account due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the Fund and the Premier Analysts Account. Premier Analysts Account generally has lower expenses and is sold through different distribution channels than the Fund.

The bar chart below shows how performance of Premier Analysts Account has varied from year to year. The table beside the chart shows what the return of Premier Analysts Account would equal if you averaged out actual performance over various lengths of time. The performance information shown below does not reflect the expenses of the Premier Analysts Account. If these expenses were reflected, the returns shown would be lower. This information is based on past performance; it's not a prediction of future results.


PREMIER ANALYSTS ACCOUNT
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR
[Bar Chart]

--------
2005
--------
11.52%
--------

Best quarter: Q4'04, 8.66%        Worst quarter:  Q1`05, -1.28%
--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2005
--------------------------------------------------------------------------------
PREMIER ANALYSTS ACCOUNT                                   Since Inception
                                                 1 Year      (10/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                               11.52        16.61
--------------------------------------------------------------------------------
Return After Taxes on Distributions               N/A          N/A
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                    N/A          N/A
--------------------------------------------------------------------------------
S&P 500 Index                                     4.91         11.51
--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.
--------------------------------------------------------------------------------
INDEX DESCRIPTION:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------

                             56 Related Performance

RELATED PERFORMANCE
PREMIER DIVIDEND COMPOSITE

As of the date of this prospectus, Neuberger Berman Premier Dividend Fund is new and has no performance to report.

Neuberger Berman Management Inc. also manages other separate accounts with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of Premier Dividend Composite. Premier Dividend Composite consists of separate accounts that invest at least 80% of its net assets in stocks of companies of any market capitalization with a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index that, at the time of purchase, the Neuberger Berman research analysts rate Buy. The total asset size of all the separate accounts comprising the Premier Dividend Composite as of December 31, 2005 was approximately $2 million.

The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the Premier Dividend Composite.

The performance of Premier Dividend Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Premier Dividend Composite. The performance of the Fund may be better or worse than the performance of Premier Dividend Composite due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the Fund and the separate accounts in Premier Dividend Composite. The separate accounts in Premier Dividend Composite generally have lower expenses and are sold through different distribution channels than the Fund.

The bar chart below shows how performance of Premier Dividend Composite has varied from year to year. The table beside the chart shows what the return of Premier Dividend Composite would equal if you averaged out actual performance over various lengths of time. The performance information shown below does not reflect the expenses of the separate accounts that comprise Premier Dividend Composite. If these expenses were reflected, the returns shown would be lower. This information is based on past performance; it's not a prediction of future results.


PREMIER DIVIDEND COMPOSITE
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR
[Bar Chart]

------
2005
------
8.32%
------

Best quarter: Q4'04, 10.29%       Worst quarter:  Q4'05, -0.78%
--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2005
--------------------------------------------------------------------------------
PREMIER DIVIDEND COMPOSITE                              Since Inception
                                               1 Year     (3/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                             8.32        13.11
--------------------------------------------------------------------------------
Return After Taxes on Distributions             N/A         N/A
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                  N/A         N/A
--------------------------------------------------------------------------------
S&P 500 Index                                   4.91        6.72
--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.
--------------------------------------------------------------------------------
INDEX DESCRIPTION:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------

                             57 Related Performance

RELATED PERFORMANCE
PREMIER ENERGY COMPOSITE

As of the date of this prospectus, Neuberger Berman Premier Energy Fund is new and has no performance to report.

Neuberger Berman Management Inc. also manages other separate accounts with investment objectives, policies and strategies that are substantially similar to Neuberger Berman Premier Energy Fund. Below you will find information about the prior performance of Premier Energy Composite. Premier Energy Composite consists of separate accounts that invest at least 80% of its net assets in securities issued by companies of any market capitalization in energy-related activities, primarily common stocks. The companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships, natural gas and electric utilities, and alternative energy providers from solar, wind and hydrogen sources. The total asset size of all the separate accounts comprising the Premier Energy Composite as of December 31, 2005 was approximately $2 million.

The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the Premier Energy Composite.

The performance of Premier Energy Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Premier Energy Composite. The performance of the Fund may be better or worse than the performance of Premier Energy Composite due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the Fund and the separate accounts in Premier Energy Composite. The separate accounts in Premier Energy Composite generally have lower expenses and are sold through different distribution channels than the Fund.

The bar chart below shows how performance of Premier Energy Composite has varied from year to year. The table beside the chart shows what the return of Premier Energy Composite would equal if you averaged out actual performance over various lengths of time. The performance information shown below does not reflect the expenses of the separate accounts that comprise Premier Energy Composite. If these expenses were reflected, the returns shown would be lower. This information is based on past performance; it's not a prediction of future results.


PREMIER ENERGY COMPOSITE
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR
[Bar Chart]

--------
2005
--------
52.84%
--------

Best quarter:  Q3'05, 21.18%      Worst quarter:  Q4'05, -1.44%
--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2005
--------------------------------------------------------------------------------
PREMIER ENERGY COMPOSITE                                    Since Inception
                                                 1 Year        (7/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                              52.84           46.31
--------------------------------------------------------------------------------
Return After Taxes on Distributions              N/A             N/A
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                   N/A             N/A
--------------------------------------------------------------------------------
S&P 500 Index                                    4.91            8.14
--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.
--------------------------------------------------------------------------------
INDEX DESCRIPTION:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------

                             58 Related Performance

APPENDIX

NEUBERGER BERMAN PREMIER CONVERGENCE FUND - DESCRIPTION OF SECTORS

Neuberger Berman Premier Convergence Fund seeks to achieve its investment objective by investing principally in common stocks in the following three sectors.

(1) MEDIA SECTOR: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography). Many products produced by companies in this sector may become obsolete quickly. These companies may suffer when their products prove incompatible with dominant systems. Additionally, television, radio, cable television, and direct satellite broadcast system operators are subject to extensive competition and changing government regulation. Furthermore, any threat of deteriorating employment markets and weakening economy could pose a potential risk for those media companies that generate revenues from advertising sales.

(2) TECHNOLOGY SECTOR: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends. These include semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign and domestic competition and to import tariffs and other government regulation changes. These companies are also exposed to currency risk as a rising portion of their revenues are from international operations. The economic outlook of these companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Finally, products in this space become obsolete quickly and may suffer incompatibility issues.

(3) TELECOMMUNICATIONS SECTOR: These companies own and operate both wired and wireless networks that transport both voice and data traffic. Examples include incumbent providers of domestic and international telephone services, regional and long distance operators, new entrants into the telecommunications industry including competitive local exchange carriers, broadband service providers, and data services companies, as well as cellular wireless operators. These companies are occasionally among the most richly-priced securities during periods of market expansion and they often suffer prolonged sell-offs. Further, the sector is characterized by short product cycles, intense competition for market share, and very high fixed costs. The telecommunications industry is also a heavily regulated industry and is subject to extensive government oversight.

                                   59 APPENDIX

NEUBERGER BERMAN EQUITY FUNDS

TRUST CLASS SHARES

No load or sales charges

If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS - The shareholder reports offer information about each Fund's recent performance, including:

   o discussion by the Portfolio Manager(s) about strategies and market conditions that significantly affect the Fund's performance
   o  Fund performance data and financial statements
   o  portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI contains more comprehensive information on these Funds, including:

   o  various types of securities and practices, and their risks
   o  investment limitations and additional policies
   o  information about the Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

OBTAINING INFORMATION
YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-977-9700
212-476-8800

Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800-877-9700

INSTITUTIONAL SERVICES
800-366-6264

www.nb.com

                                                        SEC file number: 811-582

================================================================================


                         NEUBERGER BERMAN EQUITY FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION

                               Trust Class Shares

               DATED OCTOBER 9, 2006, AS AMENDED FEBRUARY 15, 2007

        Equity Income Fund                     Premier Dividend Fund
        Premier Analysts Fund                  Premier Energy Fund
        Premier Convergence Fund

================================================================================

              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700


      Neuberger Berman EQUITY INCOME Fund, Neuberger Berman PREMIER ANALYSTS Fund, Neuberger Berman PREMIER CONVERGENCE Fund, Neuberger Berman PREMIER DIVIDEND Fund and Neuberger Berman PREMIER ENERGY Fund (each a "Fund") are mutual funds that offer shares pursuant to Prospectus dated October 9, 2006.

      The Prospectus for the Trust Class of the Funds provides more information about each Fund that you should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for the Trust Class of the Funds.

      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc.(copyright) 2006 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT INFORMATION.........................................................1
      Investment Policies and Limitations......................................1
      Cash Management and Temporary Defensive Positions........................4
      Additional Investment Information........................................4

PERFORMANCE INFORMATION.......................................................27
      Average Annual Total Return Computations................................28
      Average Annual Total Return After Taxes on Distributions................28
      Average Annual Total Return After Taxes on Distributions and Sale of
        Fund Shares...........................................................28

CERTAIN RISK CONSIDERATIONS...................................................28

TRUSTEES AND OFFICERS.........................................................29
      Information about the Board of Trustees.................................29
      Information about the Officers of the Trust.............................36

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................45
      Investment Manager and Administrator....................................45
      Sub-Adviser.............................................................47
      Portfolio Manager Information...........................................48
      Investment Companies Managed............................................52
      Codes of Ethics.........................................................54
      Management and Control of NB Management and Neuberger Berman............54

DISTRIBUTION ARRANGEMENTS.....................................................55
      Distribution Plan.......................................................56

ADDITIONAL PURCHASE INFORMATION...............................................57
      Share Prices and Net Asset Value........................................57
      Automatic Investing and Dollar Cost Averaging...........................58

ADDITIONAL EXCHANGE INFORMATION...............................................58

ADDITIONAL REDEMPTION INFORMATION.............................................64
      Suspension of Redemptions...............................................64
      Redemptions in Kind.....................................................65

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................65

ADDITIONAL TAX INFORMATION....................................................66
      Taxation of the Funds...................................................66
      Taxation of the Funds' Shareholders.....................................70

FUND TRANSACTIONS.............................................................71
      Commission Recapture Program and Expense Offset Arrangement.............74
      Portfolio Turnover......................................................74
      Proxy Voting............................................................74

PORTFOLIO HOLDINGS DISCLOSURE.................................................75

REPORTS TO SHAREHOLDERS.......................................................78

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................78

CUSTODIAN AND TRANSFER AGENT..................................................78

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................79

LEGAL COUNSEL.................................................................79

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................79

REGISTRATION STATEMENT........................................................79

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

      Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

      The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

            (1) 67% of the units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

            (2) a majority of the outstanding shares of the Fund.

      These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations
-----------------------------------

      Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

      The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

      1. BORROWING. No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

      2. COMMODITIES. No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

      3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN PREMIER CONVERGENCE FUND AND NEUBERGER BERMAN PREMIER ENERGY FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      DIVERSIFICATION (NEUBERGER BERMAN PREMIER CONVERGENCE FUND AND NEUBERGER BERMAN PREMIER ENERGY FUND). Each Fund is non-diversified under the 1940 Act.

      4. INDUSTRY CONCENTRATION (ALL FUNDS EXCEPT NEUBERGER BERMAN PREMIER CONVERGENCE FUND AND NEUBERGER BERMAN PREMIER ENERGY FUND). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

      INDUSTRY CONCENTRATION (NEUBERGER BERMAN PREMIER CONVERGENCE FUND). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will normally invest greater than 25% of its total assets in industries within the telecommunications, media and technology sectors. This limitation does not apply to U.S. Government and Agency Securities.

      INDUSTRY CONCENTRATION (NEUBERGER BERMAN PREMIER ENERGY FUND). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the energy industries. This limitation does not apply to U.S. Government and Agency Securities.

      5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

      6. REAL ESTATE (ALL FUNDS EXCEPT NEUBERGER BERMAN EQUITY INCOME FUND AND NEUBERGER BERMAN PREMIER DIVIDEND FUND). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

      REAL ESTATE (NEUBERGER BERMAN EQUITY INCOME FUND AND NEUBERGER BERMAN PREMIER DIVIDEND FUND). Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that a Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein,
(iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

      7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

      8. UNDERWRITING. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

      For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

      Each Fund has the following fundamental investment policy:

            Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

      1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN PREMIER CONVERGENCE). No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

      BORROWING (NEUBERGER BERMAN PREMIER CONVERGENCE FUND). The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

      2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

      3. MARGIN TRANSACTIONS (ALL FUNDS EXCEPT NEUBERGER BERMAN PREMIER CONVERGENCE). No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

      MARGIN TRANSACTIONS (NEUBERGER BERMAN PREMIER CONVERGENCE FUND). The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation. The Fund may use the proceeds of short sales to buy securities.

      4. FOREIGN SECURITIES. No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

      These  policies  do  not limit investment in American Depository  Receipts
("ADRs")  and  similar  instruments   denominated  in  U.S. dollars,  where  the
underlying security may be denominated in a foreign currency.

      5. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

      6. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN PREMIER CONVERGENCE FUND AND NEUBERGER BERMAN PREMIER ENERGY FUND). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended ("Code"), or securities of another regulated investment company (as so defined) ("RIC").

      7. EQUITY SECURITIES. Each Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes.

Cash Management and Temporary Defensive Positions
-------------------------------------------------

      For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

      Pursuant to an exemptive order received from the SEC, each Fund also may invest in shares of a money market fund and an unregistered fund, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Investments of uninvested cash in shares of registered money market funds managed by NB Management or an affiliate are limited to amounts not exceeding 25% of the investing fund's total assets.

Additional Investment Information
---------------------------------

      Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal investment strategies are discussed in the Prospectus. The Funds may not buy all of the types of securities or use all of the investment techniques that are described.

      ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to the Funds.

      POLICIES  AND  LIMITATIONS.   Each  Fund  may  invest up to 15% of its net
assets in illiquid securities.

      REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

      POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

      SECURITIES LOANS (ALL FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

      POLICIES AND LIMITATIONS. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary

Defensive Positions" for information on how the cash collateral may be invested. A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

      RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

      Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

      POLICIES AND LIMITATIONS.   To the extent restricted securities, including
Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

      REVERSE  REPURCHASE  AGREEMENTS  (ALL  FUNDS).   In  a reverse  repurchase
agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

      POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund's obligations under the agreement.

      LEVERAGE (ALL FUNDS). Each Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund's shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of each Fund's investment limitations.

      POLICIES AND LIMITATIONS. Generally, each Fund does not intend to use leverage for investment purposes. Each Fund may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

      FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

      Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      Each Fund may invest in ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

      POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund may not purchase any such security if, as a result, more than 20% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within these limitations, however, none of the Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.

      Each Fund (except Neuberger Berman PREMIER CONVERGENCE Fund and Neuberger Berman PREMIER ENERGY Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

      FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

      When-issued purchases and forward commitment transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

      The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund's NAV as long as the commitment to sell remains in effect.

      POLICIES AND LIMITATIONS. Each Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it has been entered into. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions.

      When a Fund purchases securities on a when-issued or forward commitment basis, that Fund will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of that Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that each Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

      TELECOMMUNICATIONS SECURITIES (ALL FUNDS). These include the securities of companies that own and operate both wired and wireless networks that transport both voice and data traffic. Examples include incumbent providers of domestic and international telephone services, regional and long distance operators, new entrants into the telecommunications industry including competitive local exchange carriers, broadband service providers, and data services companies, as well as cellular wireless operators. These companies are occasionally among the most richly-priced securities during periods of market expansion and they often suffer prolonged sell-offs. Further, the sector is characterized by short product cycles, intense competition for market share, and very high fixed costs. Many products produced by companies in this sector may become obsolete quickly. The telecommunications industry is also a heavily regulated industry and is subject to extensive government oversight.

      The issuers of telecommunications securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

      MEDIA SECURITIES (ALL FUNDS). These include the securities of companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography). Many products produced by companies in this sector may become obsolete quickly. These companies may suffer when their products prove incompatible with dominant systems. Additionally, television, radio, cable television, and direct satellite broadcast system operators are subject to extensive competition and changing government regulation. Furthermore, any threat of deteriorating employment markets and weakening economy could pose a potential risk for those media companies that generate revenues from advertising sales.

      The issuers of media securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

      TECHNOLOGY SECURITIES (ALL FUNDS). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

      The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

      REAL ESTATE-RELATED INSTRUMENTS (ALL FUNDS). No Fund will directly invest in real estate, but each Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

      Real estate-related instruments include securities of real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

      REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

      The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

      REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

      Each Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits a Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

      ENERGY RELATED INVESTMENTS (ALL FUNDS). The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships, natural gas and electric utilities, and alternative energy providers of solar, wind and hydrogen. Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels; international political events; energy conservation; the success of exploration projects; tax and other governmental regulations; policies of the Organization of Petroleum Exporting Countries ("OPEC"); and relationships among OPEC members and between OPEC and oil-importing countries.

                FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS,
                       OPTIONS ON SECURITIES AND INDICES,
                    FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

      FUTURES CONTRACTS AND OPTIONS THEREON (ALL FUNDS). Each Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

      A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. A Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions a Fund wishes to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

      For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

      A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

      U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

      Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

      "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

      Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

      Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

      Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter party to a contract executed on a DTEF.

      Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

      POLICIES AND LIMITATIONS. Each Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Funds do not engage in transactions in futures and options on futures for speculation.

      Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      CALL OPTIONS ON SECURITIES (ALL FUNDS). Each Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

      When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

      The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

      If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

      When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

      POLICIES AND LIMITATIONS. Each Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

      A Fund would purchase a call option to offset a previously written call option. Each Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. Neuberger Berman PREMIER CONVERGENCE Fund may purchase call options for hedging or non-hedging purposes.

      PUT OPTIONS ON SECURITIES (ALL FUNDS). Each Fund may write and purchase put options on securities. Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

      When any Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

      Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

      POLICIES AND LIMITATIONS. Each Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

      GENERAL INFORMATION ABOUT SECURITIES OPTIONS (ALL FUNDS). The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman EQUITY INCOME Fund and Neuberger Berman PREMIER CONVERGENCE Fund also may purchase and sell European style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

      Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Neuberger Berman EQUITY INCOME Fund and Neuberger Berman PREMIER CONVERGENCE Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

      The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

      Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

      A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

      A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      POLICIES AND LIMITATIONS. Each Fund may use American-style options. Neuberger Berman EQUITY INCOME Fund and Neuberger Berman PREMIER CONVERGENCE Fund may also purchase and sell European style options and may purchase and sell options that are traded on foreign exchanges.

      The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      PUT AND CALL OPTIONS ON SECURITIES INDICES (ALL FUNDS). Each Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

      For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

      Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

      POLICIES AND LIMITATIONS. Each Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

      For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

      FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). Each Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      Each Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. Each Fund will not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

      At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

      NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

      However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

      Neuberger Berman EQUITY INCOME Fund, Neuberger Berman PREMIER CONVERGENCE Fund and Neuberger Berman PREMIER DIVIDEND Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Funds may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting a Fund's ability to prevent potential losses. In addition, Neuberger Berman EQUITY INCOME Fund, Neuberger Berman PREMIER CONVERGENCE Fund and Neuberger Berman PREMIER DIVIDEND Fund may invest in securities denominated in other currency baskets.

      POLICIES AND LIMITATIONS.   Each Fund may enter into forward contracts for
the purpose of hedging and not for speculation.

      When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

      OPTIONS ON FOREIGN CURRENCIES  (ALL  FUNDS).   Each  Fund  may  write  and
purchase covered call and put options on foreign currencies.

      Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

      POLICIES AND LIMITATIONS. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

      COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

      POLICIES AND LIMITATIONS. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

      GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

      Each Fund's use of Financial Instruments may be limited by the provisions of the Code, with which it must comply if it is to continue to qualify as a RIC. See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

      POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

      SHORT SALES (NEUBERGER BERMAN PREMIER CONVERGENCE FUND). Neuberger Berman PREMIER CONVERGENCE Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

      The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

      The Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

      The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

      POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if Neuberger Berman PREMIER CONVERGENCE Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      FIXED INCOME SECURITIES (ALL FUNDS). While the emphasis of each Fund's investment program is on common stocks and other equity securities, each Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Each Fund may invest in corporate debt securities rated below investment grade.

      U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

      "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

      The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

      Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

      Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB

Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to a Fund warrants exposure to the additional level of risk.

      POLICIES AND LIMITATIONS. Each Fund may invest up to 20% of its total assets in debt securities.

      There are no restrictions as to the ratings of debt securities each Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category. Although the Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

      COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

      POLICIES AND LIMITATIONS. Each Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

      ZERO COUPON SECURITIES (ALL FUNDS). Each Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

      The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by each Fund prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

      CONVERTIBLE SECURITIES (ALL FUNDS). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-
convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

      The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

      POLICIES AND LIMITATIONS. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

      PREFERRED STOCK (ALL FUNDS). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      SWAP AGREEMENTS (ALL FUNDS). Each Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

      POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

      CANADIAN INCOME TRUSTS (ALL FUNDS). Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes to interest rates.

      An investment in units of Canadian income trusts is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (which include a fund that invests in the income trust) could be held responsible for such obligations. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability. There is also a risk that the tax rules relating to income trusts may change in a way that is negative to income trust investors.

      MASTER LIMITED PARTNERSHIPS (ALL FUNDS). Master Limited Partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders. Distributions from a MLP may consist in part of a return of capital. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

      Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

      The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Although unitholders of a MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.

      OTHER INVESTMENT COMPANY SECURITIES (ALL FUNDS). Each Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management or its affiliates for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Each Fund may also invest in an unregistered fund managed by NB Management or its affiliates as noted in the section entitled "Cash Management and Temporary Defensive Positions."

      INDEXED SECURITIES (ALL FUNDS). Each Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

      TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

                             PERFORMANCE INFORMATION

      Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

Average Annual Total Return Computations
----------------------------------------

      Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ERV

      Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.


     NB Management may from time to time forgo a portion of its current fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Such undertakings are described in the Prospectus and in "Investment Management and Administration Services" below.


Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------

      An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATV(D)") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              D

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares
--------------------------------------------------------------------------------

      An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATV(DR)") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                      n
                                P(1+T)  = ATV
                                             DR


                           CERTAIN RISK CONSIDERATIONS

      Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

An investment in any of the Funds, when redeemed, may be worth more or less than an investor's original cost.

                              TRUSTEES AND OFFICERS

      The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           ---------
                                                                                       Portfolios in Fund     Other Directorships
                                                                                       ------------------     -------------------
Name, Age, and                 Position and                                            Complex Overseen by     Held Outside Fund
--------------                 ------------                                            -------------------     -----------------
Address(1)               Length of Time Served(2)    Principal Occupation(s)(3)         Fund Trustee(4)      Complex by Fund Trustee
----------               ------------------------    --------------------------         ---------------      -----------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John Cannon (76)        Trustee since 2000         Consultant; formerly, Chairman,             56            Independent Trustee or
                                                   CDC Investment Advisers                                   Director of three
                                                   (registered investment adviser),                          series of Oppenheimer
                                                   1993 to January 1999; formerly,                           Funds: Limited Term New
                                                   President and  Chief Executive                            York Municipal Fund,
                                                   Officer, AMA Investment Advisors,                         Rochester Fund
                                                   an affiliate of the American                              Municipals, and
                                                   Medical Association.                                      Oppenheimer Convertible
                                                                                                             Securities Fund since
                                                                                                             1992.
------------------------------------------------------------------------------------------------------------------------------------
Faith Colish (71)       Trustee since 1982         Counsel, Carter Ledyard & Milburn           56            Advisory Director,
                                                   LLP (law firm) since October 2002;                        ABA Retirement Funds
                                                   formerly, Attorney-at-Law and                             (formerly, American Bar
                                                   President, Faith Colish, A                                Retirement Association
                                                   Professional Corporation,                                 (ABRA)) since 1997
                                                   1980 to 2002.                                             (not-for-profit
                                                                                                             membership
                                                                                                             association).
------------------------------------------------------------------------------------------------------------------------------------

                                                                 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           ---------
                                                                                       Portfolios in Fund     Other Directorships
                                                                                       ------------------     -------------------
Name, Age, and                 Position and                                            Complex Overseen by     Held Outside Fund
--------------                 ------------                                            -------------------     -----------------
Address(1)               Length of Time Served(2)    Principal Occupation(s)(3)         Fund Trustee(4)      Complex by Fund Trustee
----------               ------------------------    --------------------------         ---------------      -----------------------
------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey  (69)    Trustee since 2000         President, C.A. Harvey                      56            Formerly, President,
                                                   Associates since October 2001;                            Board of Associates to
                                                   formerly, Director, AARP, 1978                            The National
                                                   to December 2001.                                         Rehabilitation
                                                                                                             Hospital's Board of
                                                                                                             Directors, 2001 to
                                                                                                             2002; formerly, Member,
                                                                                                             Individual Investors
                                                                                                             Advisory Committee to
                                                                                                             the New York Stock
                                                                                                             Exchange Board of
                                                                                                             Directors, 1998 to June
                                                                                                             2002.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (79)   Trustee since 2000         Marcus Nadler Professor Emeritus            56            Director, The Caring
                                                   of Finance and Economics, New                             Community
                                                   York University Stern School of                           (not-for-profit);
                                                   Business; formerly, Executive                             formerly, Director, DEL
                                                   Secretary-Treasurer, American                             Laboratories, Inc.
                                                   Finance Association, 1961 to                              (cosmetics and
                                                   1979.                                                     pharmaceuticals), 1978
                                                                                                             to 2004; formerly,
                                                                                                             Director, Apple Bank
                                                                                                             for Savings, 1979 to
                                                                                                             1990; formerly,
                                                                                                             Director, Western
                                                                                                             Pacific Industries,
                                                                                                             Inc., 1972 to 1986
                                                                                                             (public company).
------------------------------------------------------------------------------------------------------------------------------------

                                                                 30

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           ---------
                                                                                       Portfolios in Fund     Other Directorships
                                                                                       ------------------     -------------------
Name, Age, and                 Position and                                            Complex Overseen by     Held Outside Fund
--------------                 ------------                                            -------------------     -----------------
Address(1)               Length of Time Served(2)    Principal Occupation(s)(3)         Fund Trustee(4)      Complex by Fund Trustee
----------               ------------------------    --------------------------         ---------------      -----------------------
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (69)   Trustee since 1984         Retired; formerly, Vice                     56            Director, Webfinancial
                                                   President and General Counsel,                            Corporation (holding
                                                   WHX Corporation (holding                                  company) since December
                                                   company), 1993 to 2001.                                   2002; formerly,
                                                                                                             Director, WHX
                                                                                                             Corporation (holding
                                                                                                             company), January 2002
                                                                                                             to June 2005; formerly,
                                                                                                             Director, State Theatre
                                                                                                             of New Jersey (not-for-
                                                                                                             profit theater), 2000
                                                                                                             to 2005; formerly,
                                                                                                             Director, Kevlin
                                                                                                             Corporation
                                                                                                             (manufacturer of
                                                                                                             microwave and other
                                                                                                             products).
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien (78)  Trustee since 1993         Formerly, Member, Investment                56            Director, Legg Mason,
                                                   Policy Committee, Edward Jones,                           Inc. (financial
                                                   1993 to 2001; President,                                  services holding
                                                   Securities Industry Association                           company) since 1993;
                                                   ("SIA") (securities industry's                            formerly, Director,
                                                   representative in government                              Boston Financial Group
                                                   relations and regulatory matters                          (real estate and tax
                                                   at the federal and state                                  shelters), 1993 to
                                                   levels), 1974 to 1992; Adviser                            1999.
                                                   to SIA, November 1992 to
                                                   November 1993.
------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (74)   Trustee  since 1986        Retired; formerly, Senior Vice              56            Formerly, Director,
                                                   President, Foodmaker, Inc.                                Pro-Kids Golf and
                                                   (operator and franchiser of                               Learning Academy (teach
                                                   restaurants) until January 1997.                          golf and computer usage
                                                                                                             to "at risk" children),
                                                                                                             1998 to 2006; formerly,
                                                                                                             Director, Prandium,
                                                                                                             Inc. (restaurants),
                                                                                                             March 2001 to July
                                                                                                             2002.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           ---------
                                                                                       Portfolios in Fund     Other Directorships
                                                                                       ------------------     -------------------
Name, Age, and                 Position and                                            Complex Overseen by     Held Outside Fund
--------------                 ------------                                            -------------------     -----------------
Address(1)               Length of Time Served(2)    Principal Occupation(s)(3)         Fund Trustee(4)      Complex by Fund Trustee
----------               ------------------------    --------------------------         ---------------      -----------------------
------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)  Trustee since 1982         Founding General Partner, Oxford            56            None.
                                                   Partners and Oxford Bioscience
                                                   Partners (venture capital
                                                   investing) and President, Oxford
                                                   Venture Corporation since 1981.
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (56)        Trustee since 2000; Lead   General Partner, Seip                       56            Director, H&R Block,
                        Independent Trustee        Investments LP (a private                                 Inc. (financial
                        beginning 2006             investment partnership);                                  services company) since
                                                   formerly, President and CEO,                              May 2001; Director,
                                                   Westaff, Inc. (temporary                                  America One Foundation
                                                   staffing), May 2001 to January                            since 1998; formerly,
                                                   2002; formerly, Senior Executive                          Director, Forward
                                                   at the Charles Schwab                                     Management, Inc. (asset
                                                   Corporation, 1983 to 1999,                                management company),
                                                   including Chief Executive                                 1999 to 2006; formerly
                                                   Officer, Charles Schwab                                   Director, E-Bay
                                                   Investment Management, Inc. and                           Zoological Society,
                                                   Trustee, Schwab Family of Funds                           1999 to 2003; formerly,
                                                   and Schwab Investments, 1997 to                           Director, General Magic
                                                   1998, and Executive Vice                                  (voice recognition
                                                   President-Retail Brokerage,                               software), 2001 to
                                                   Charles Schwab Investment                                 2002; formerly,
                                                   Management,1994 to 1997.                                  Director, E- Finance
                                                                                                             Corporation (credit
                                                                                                             decisioning services),
                                                                                                             1999 to 2003; formerly,
                                                                                                             Director, Save-
                                                                                                             Daily.com (micro
                                                                                                             investing services),
                                                                                                             1999 to 2003.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 32

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           ---------
                                                                                       Portfolios in Fund     Other Directorships
                                                                                       ------------------     -------------------
Name, Age, and                 Position and                                            Complex Overseen by     Held Outside Fund
--------------                 ------------                                            -------------------     -----------------
Address(1)               Length of Time Served(2)    Principal Occupation(s)(3)         Fund Trustee(4)      Complex by Fund Trustee
----------               ------------------------    --------------------------         ---------------      -----------------------
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight     Trustee since 2000         Private investor and consultant             56            Director, Montpelier Re
(59)                                               specializing in the insurance                             (reinsurance company)
                                                   industry; formerly, Advisory                              since 2006; Director,
                                                   Director, Securitas Capital LLC                           National Atlantic
                                                   (a global private equity                                  Holdings Corporation
                                                   investment firm dedicated to                              (property and casualty
                                                   making investments in the                                 insurance company)
                                                   insurance sector), 1998 to                                since 2004; Director,
                                                   December 2003.                                            The Proformance
                                                                                                             Insurance Company
                                                                                                             (personal lines
                                                                                                             property and casualty
                                                                                                             insurance company)
                                                                                                             since March 2004;
                                                                                                             formerly, Director,
                                                                                                             Providence Washington
                                                                                                             Insurance Company
                                                                                                             (property and casualty
                                                                                                             insurance company),
                                                                                                             December 1998 to March
                                                                                                             2006; formerly,
                                                                                                             Director, Summit Global
                                                                                                             Partners (insurance
                                                                                                             brokerage firm), 2000
                                                                                                             to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)     Trustee since 2000         Regional Manager for                        56            None.
                                                   Mid-Southern Region, Ford Motor
                                                   Credit Company since September
                                                   1997; formerly, President, Ford
                                                   Life Insurance Company, April
                                                   1995 to August 1997.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           ---------
                                                                                       Portfolios in Fund     Other Directorships
                                                                                       ------------------     -------------------
Name, Age, and                 Position and                                            Complex Overseen by     Held Outside Fund
--------------                 ------------                                            -------------------     -----------------
Address(1)               Length of Time Served(2)    Principal Occupation(s)(3)         Fund Trustee(4)      Complex by Fund Trustee
----------               ------------------------    --------------------------         ---------------      -----------------------
------------------------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (66)    President and Trustee      Executive Vice President and                56            Director, Dale Carnegie
                        since 2002                 Chief Investment Officer,                                 and Associates, Inc.
                                                   Neuberger Berman Inc. (holding                            (private company) since
                                                   company) since 2002 and 2003,                             1998; Director,
                                                   respectively; Managing Director                           Solbright, Inc.
                                                   and Chief Investment Officer,                             (private company) since
                                                   Neuberger Berman since December                           1998.
                                                   2005 and 2003, respectively;
                                                   formerly, Executive Vice
                                                   President, Neuberger Berman,
                                                   December 2002 to 2005; Director
                                                   and Chairman, NB Management
                                                   since December 2002; formerly,
                                                   Executive Vice President,
                                                   Citigroup Investments, Inc.,
                                                   September 1995 to February 2002;
                                                   formerly, Executive Vice
                                                   President, Citigroup Inc.,
                                                   September 1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)  Chairman of the Board,     Executive Vice President,                   56            Director and Vice
                        Chief Executive Officer    Neuberger Berman Inc. (holding                            President, Neuberger &
                        and Trustee since 1999     company) since 1999; Head of                              Berman Agency, Inc.
                                                   Neuberger Berman Inc.'s Mutual                            since 2000; formerly,
                                                   Funds Business (since 1999) and                           Director, Neuberger
                                                   Institutional Business (1999 to                           Berman Inc. (holding
                                                   October 2005); responsible for                            company), October 1999
                                                   Managed Accounts Business and                             to March 2003; Trustee,
                                                   intermediary distribution since                           Frost Valley YMCA;
                                                   October 1999; President and                               Trustee, College of
                                                   Director, NB Management since                             Wooster.
                                                   1999; Managing Director,
                                                   Neuberger Berman since 2005;
                                                   formerly, Executive Vice
                                                   President, Neuberger Berman,
                                                   1999 to December 2005; formerly,
                                                   Principal, Neuberger Berman,
                                                   1997 to 1999; formerly, Senior
                                                   Vice President, NB Management,
                                                   1996 to 1999.
------------------------------------------------------------------------------------------------------------------------------------

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund
     Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

Information about the Officers of the Trust
-------------------------------------------

                                   Position and Length
Name, Age, and Address(1)           of Time Served(2)                  Principal Occupation(s) (3)
-------------------------           -----------------                  ---------------------------
Andrew B. Allard(45)             Anti-Money Laundering           Senior Vice President, Neuberger Berman since
                                   Compliance Officer            2006; Deputy General Counsel, Neuberger Berman
                                       since 2002                since 2004; formerly, Vice President,
                                                                 Neuberger Berman, 2000 to 2006; formerly,
                                                                 Associate General Counsel, Neuberger Berman,
                                                                 1999 to 2004; formerly, Associate General
                                                                 Counsel, NB Management, 1994 to 1999;
                                                                 Anti-Money Laundering Compliance Officer,
                                                                 fifteen registered investment companies for
                                                                 which NB Management acts as investment manager
                                                                 and administrator (seven since 2002, three
                                                                 since 2003, four since 2004 and one since
                                                                 2005) and one registered investment company
                                                                 for which Lehman Brothers Asset Management
                                                                 Inc. acts as investment adviser (since 2006).

Michael J. Bradler(36)          Assistant Treasurer              Vice President, Neuberger Berman since 2006;
                                    since 2005                   Employee, NB Management since 1997; Assistant
                                                                 Treasurer, fifteen registered investment
                                                                 companies for which NB Management acts as
                                                                 investment manager and administrator (fifteen
                                                                 since 2005) and one registered investment
                                                                 company for which Lehman Brothers Asset
                                                                 Management Inc. acts as investment adviser
                                                                 (since 2006).

Claudia A. Brandon(49)         Secretary since 1985              Vice President-Mutual Fund Board Relations, NB
                                                                 Management since 2000 and Assistant Secretary
                                                                 since 2004; Vice President, Neuberger Berman
                                                                 since 2002 and Employee since 1999; formerly,
                                                                 Vice President, NB Management, 1986 to 1999;
                                                                 Secretary, fifteen registered investment
                                                                 companies for which NB Management acts as
                                                                 investment manager and administrator (three
                                                                 since 2000, four since 2002, three since 2003,
                                                                 four since 2004 and one since 2005) and one
                                                                 registered investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

                                   Position and Length
Name, Age, and Address(1)           of Time Served(2)                  Principal Occupation(s) (3)
-------------------------           -----------------                  ---------------------------
Robert Conti(50)                 Vice President                  Senior Vice President, Neuberger Berman
                                   since 2000                    since 2003; formerly, Vice President,
                                                                 Neuberger Berman, 1999 to 2003; Senior
                                                                 Vice President, NB Management since
                                                                 2000; formerly, Controller, NB
                                                                 Management, 1994 to 1996; formerly,
                                                                 Treasurer, NB Management, 1996 to 1999;
                                                                 Vice President, fifteen registered
                                                                 investment companies for which NB
                                                                 Management acts as investment manager
                                                                 and administrator (three since 2000,
                                                                 four since 2002, three since 2003, four
                                                                 since 2004 and one since 2005) and one
                                                                 registered investment company for which
                                                                 Lehman Brothers Asset Management Inc.
                                                                 acts as investment adviser (since 2006).

Brian J. Gaffney(53)             Vice President                  Managing Director, Neuberger Berman
                                   since 2000                    since 1999; Senior Vice President, NB
                                                                 Management since 2000; formerly, Vice
                                                                 President, NB Management, 1997 to 1999;
                                                                 Vice President, fifteen registered
                                                                 investment companies for which NB
                                                                 Management acts as investment manager
                                                                 and administrator (three since 2000,
                                                                 four since 2002, three since 2003, four
                                                                 since 2004 and one since 2005) and one
                                                                 registered investment company for which
                                                                 Lehman Brothers Asset Management Inc.
                                                                 acts as investment adviser (since 2006).

Maxine L. Gerson(55)             Chief Legal Officer             Senior Vice President, Neuberger Berman
                                 since 2005 (only for            since 2002; Deputy General Counsel and
                                 purposes of sections            Assistant Secretary, Neuberger Berman
                                 307 and 406 of the              since 2001; formerly, Vice President,
                                 Sarbanes-Oxley Act              Neuberger Berman, 2001 to 2002;
                                 of 2002)                        formerly, Associate General Counsel,
                                                                 Neuberger Berman, 2001; formerly,
                                                                 Counsel, Neuberger Berman, 2000;
                                                                 Secretary and General Counsel, NB
                                                                 Management since 2004; Chief Legal
                                                                 Officer (only for purposes of sections
                                                                 307 and 406 of the Sarbanes-Oxley Act of
                                                                 2002), fifteen registered investment
                                                                 companies for which NB Management acts
                                                                 as investment manager and administrator
                                                                 (fifteen since 2005) and one registered
                                                                 investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

                                   Position and Length
Name, Age, and Address(1)           of Time Served(2)                  Principal Occupation(s) (3)
-------------------------           -----------------                  ---------------------------
Sheila R. James(41)              Assistant Secretary             Employee, Neuberger Berman since 1999;
                                     since 2002                  formerly, Employee, NB Management, 1991
                                                                 to 1999; Assistant Secretary, fifteen
                                                                 registered investment companies for
                                                                 which NB Management acts as investment
                                                                 manager and administrator (seven since
                                                                 2002, three since 2003, four since 2004
                                                                 and one since 2005) and one registered
                                                                 investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

Kevin Lyons(51)                  Assistant Secretary             Employee, Neuberger Berman since 1999;
                                     since 2003                  formerly, Employee, NB Management, 1993
                                                                 to 1999; Assistant Secretary, fifteen
                                                                 registered investment companies for
                                                                 which NB Management acts as investment
                                                                 manager and administrator (ten since
                                                                 2003, four since 2004 and one since
                                                                 2005) and one registered investment
                                                                 company for which Lehman Brothers Asset
                                                                 Management Inc. acts as investment
                                                                 adviser (since 2006).

John M. McGovern(36)             Treasurer and Principal         Vice President, Neuberger Berman since
                                 Financial and Accounting        2004; Employee, NB Management since
                                 Officer since 2005; prior       1993; Treasurer and Principal Financial
                                 thereto, Assistant              and Accounting Officer, fifteen
                                 Treasurer since 2002            registered investment companies for
                                                                 which NB Management acts as investment
                                                                 manager and administrator (fifteen since
                                                                 2005) and one registered investment
                                                                 company for which Lehman Brothers Asset
                                                                 Management Inc. acts as investment
                                                                 adviser (since 2006); formerly,
                                                                 Assistant Treasurer, fifteen registered
                                                                 investment companies for which NB
                                                                 Management acts as investment manager
                                                                 and administrator, 2002 to 2005.

Frank Rosato(35)                 Assistant Treasurer             Vice President, Neuberger Berman since
                                      since 2005                 2006; Employee, NB Management since
                                                                 1995; Assistant Treasurer, fifteen
                                                                 registered investment companies for
                                                                 which NB Management acts as investment
                                                                 manager and administrator (fifteen since
                                                                 2005) and one registered investment
                                                                 company for which Lehman Brothers Asset
                                                                 Management Inc. acts as investment
                                                                 adviser (since 2006).

                                   Position and Length
Name, Age, and Address(1)           of Time Served(2)                  Principal Occupation(s) (3)
-------------------------           -----------------                  ---------------------------
Frederic B. Soule(60)            Vice President                  Senior Vice President, Neuberger Berman
                                   since 2000                    since 2003; formerly, Vice President,
                                                                 Neuberger Berman, 1999 to 2003;
                                                                 formerly, Vice President, NB Management,
                                                                 1995 to 1999; Vice President, fifteen
                                                                 registered investment companies for
                                                                 which NB Management acts as investment
                                                                 manager and administrator (three since
                                                                 2000, four since 2002, three since 2003,
                                                                 four since 2004 and one since 2005) and
                                                                 one registered investment company for
                                                                 which Lehman Brothers Asset Management
                                                                 Inc. acts as investment adviser (since
                                                                 2006).

Chamaine Williams(35)            Chief Compliance                Vice President, Lehman Brothers Inc.
                                 Officer since 2005              since 2003; Chief Compliance Officer,
                                                                 fifteen registered investment companies
                                                                 for which NB Management acts as
                                                                 investment manager and administrator
                                                                 (fifteen since 2005) and one registered
                                                                 investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2005); Chief
                                                                 Compliance Officer, Lehman Brothers
                                                                 Asset Management Inc. since 2003; Chief
                                                                 Compliance Officer, Lehman Brothers
                                                                 Alternative Investment Management LLC
                                                                 since 2003; formerly, Vice President,
                                                                 UBS Global Asset Management (US) Inc.
                                                                 (formerly, Mitchell Hutchins Asset
                                                                 Management, a wholly-owned subsidiary of
                                                                 PaineWebber Inc.), 1997 to 2003.

____________________

     (1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund
          Trustees and may be removed at any time with or without cause.

     (3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
---------------------

      The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;
(d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met seven times.

      ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met three times.

      EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee did not meet.

      GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are
C. Anne Harvey (Chairwoman), Robert A. Kavesh, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2006, the Committee met two times.

      PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deal with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met four times.

      INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met two times.

      The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on a method the Board of Trustees finds reasonable.

      The following table sets forth information concerning the compensation of Fund Trustees. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

                             TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 8/31/06
                         -----------------------------

                                                      Total Compensation from
                                                    Investment Companies in the
                                   Aggregate             Neuberger Berman
Name and Position                Compensation        Fund Complex Paid to Fund
with the Trust                  from the Trust                Trustees
--------------                  --------------                --------

INDEPENDENT FUND TRUSTEES
John Cannon                              $31,190                    $109,242
Trustee

Faith Colish                             $29,489                    $102,416
Trustee

C. Anne Harvey                           $29,489                    $102,416
Trustee

                                                      Total Compensation from
                                                    Investment Companies in the
                                   Aggregate             Neuberger Berman
Name and Position                Compensation        Fund Complex Paid to Fund
with the Trust                  from the Trust                Trustees
--------------                  --------------                --------

Barry Hirsch                             $29,489                    $102,416
Trustee

Robert A. Kavesh                         $29,489                    $102,416
Trustee

Howard A. Mileaf                         $31,190                    $109,242
Trustee

Edward I. O'Brien                        $29,489                    $102,416
Trustee

William E. Rulon                         $29,489                    $102,416
Trustee

Cornelius T. Ryan                        $32,613                    $114,133
Trustee

Tom D. Seip                              $33,648                    $119,032
Trustee

Candace L. Straight                      $29,489                    $102,416
Trustee

Peter P. Trapp                           $31,557                    $109,242
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                $0                          $0
Trustee

Peter E. Sundman                              $0                          $0
Trustee


      As each Fund was not operational prior to the date of this SAI, the Fund Trustees and officers of the Trust, as a group, did not own any of the outstanding shares of each Fund.

Ownership of Securities
-----------------------

      As of the date of this SAI, the Funds were new and had not yet issued any shares.

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the Neuberger Berman Fund Family.

--------------------------------------------------------------------------------
                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                     IN ALL REGISTERED INVESTMENT COMPANIES
                                     OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                      COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                        Over $100,000
--------------------------------------------------------------------------------
Faith Colish                                                       Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                                                  $50,001-$100,000
--------------------------------------------------------------------------------
Barry Hirsch                                                     $10,001-$50,000
--------------------------------------------------------------------------------
Robert A. Kavesh                                                 $10,001-$50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                                                   Over $100,000
--------------------------------------------------------------------------------
Edward I. O'Brien                                                  Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                                                      $1-$10,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                                               $50,001-$100,000
--------------------------------------------------------------------------------
Tom D. Seip                                                        Over $100,000
--------------------------------------------------------------------------------
Candace L. Straight                                                Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                                                  $50,001-$100,000
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                                   $10,001-$50,000
--------------------------------------------------------------------------------
Peter E. Sundman                                                   Over $100,000
--------------------------------------------------------------------------------

   * Valuation as of December 31, 2005.

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES

      No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

      NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

      NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

      NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to an administration agreement with the Trust dated July 25, 2006 ("Administration Agreement"). For such administrative services, the Trust Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

      Under the Administration Agreement for the Trust Class, NB Management also provides to the Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers, such as brokers, banks, or pension administrators ("Institutions"). NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or Institutions in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or Institutions solicit and gather shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

      NB Management enters into administrative services agreements with third parties, including investment providers, pursuant to which it compensates such third parties for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

      From time to time, a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.



      Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

Management and Administration Fees
----------------------------------

      For investment management services, each Fund (except Neuberger Berman EQUITY INCOME Fund) pays NB Management a management fee at the annual rate of 0.45% of that Fund's average daily net assets. Neuberger Berman EQUITY INCOME Fund pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

      For administrative services, the Trust Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Fund Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, a Fund may compensate such third parties for accounting and other services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by the Trust Class; see "Distribution Arrangements," below.)

Contractual Fee Cap
-------------------

      NB Management has undertaken to forgo current payment of certain fees or provide certain reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a fund-by-fund basis.

Trust Class
-----------

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of each Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed, in the aggregate, 1.00% per annum of that Fund's Trust Class' average daily net assets. The contractual undertaking lasts until August 31, 2009. Each Fund's Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.00% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      The Management Agreement continues until October 31, 2007. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2006. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

      The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser
-----------

      NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

      The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

      The Sub-Advisory Agreement continues until October 31, 2007 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

      Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Portfolio Manager Information
-----------------------------

      Other Accounts Managed
      ----------------------

      The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility as of June 30, 2006.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER       FUND(S) MANAGED
--------------------------------------------------------------------------------
TERESA DONAHUE          Neuberger Berman PREMIER ENERGY Fund
--------------------------------------------------------------------------------
BARBARA DORAN           Neuberger Berman PREMIER CONVERGENCE Fund
--------------------------------------------------------------------------------
ANTHONY GLEASON         Neuberger Berman EQUITY INCOME Fund
--------------------------------------------------------------------------------
RICHARD LEVINE          Neuberger Berman EQUITY INCOME Fund
                        Neuberger Berman PREMIER DIVIDEND Fund
--------------------------------------------------------------------------------
DENNIS MORGAN           Neuberger Berman PREMIER CONVERGENCE Fund
--------------------------------------------------------------------------------
MICHAEL NOHE            Neuberger Berman PREMIER ANALYSTS Fund
                        Neuberger Berman PREMIER ENERGY Fund
--------------------------------------------------------------------------------
ALEXANDRA POMEROY       Neuberger Berman EQUITY INCOME Fund
--------------------------------------------------------------------------------
MARTIN A. SANKEY        Neuberger Berman PREMIER CONVERGENCE Fund
--------------------------------------------------------------------------------
RON SILVESTRI           Neuberger Berman PREMIER ENERGY Fund
--------------------------------------------------------------------------------
MICHELLE STEIN          Neuberger Berman PREMIER DIVIDEND Fund
--------------------------------------------------------------------------------
CHI TSANG               Neuberger Berman PREMIER CONVERGENCE Fund
--------------------------------------------------------------------------------
DAVE WHEELER            Neuberger Berman PREMIER ENERGY Fund
--------------------------------------------------------------------------------


      The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of June 30, 2006.

TYPE OF ACCOUNT                 NUMBER OF   TOTAL ASSETS     NUMBER OF ACCOUNTS      ASSETS MANAGED FOR
                                ACCOUNTS      MANAGED        MANAGED FOR WHICH       WHICH ADVISORY FEE
                                MANAGED     ($ MILLIONS)      ADVISORY FEE IS       IS PERFORMANCE-BASED
                                                             PERFORMANCE-BASED          ($ MILLIONS)

TERESA DONAHUE                   --              --                --                       --
Registered Investment
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 45              $25               --                       --

BARBARA DORAN

Registered Investment            --              --                --                       --
Companies*

Other Pooled                     --              --                --                       --
Investment
Vehicles

Other Accounts**                 45              $25               --                       --

ANTHONY GLEASON

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 2,150           $2,578            --                       --

RICHARD LEVINE

Registered Investment            2               $217              --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 2,150           $2,603            --                       --

DENNIS MORGAN

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 45              $25               --                       --

MICHAEL NOHE

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 45              $25               --                       --

TYPE OF ACCOUNT                 NUMBER OF   TOTAL ASSETS     NUMBER OF ACCOUNTS      ASSETS MANAGED FOR
                                ACCOUNTS      MANAGED        MANAGED FOR WHICH       WHICH ADVISORY FEE
                                MANAGED     ($ MILLIONS)      ADVISORY FEE IS       IS PERFORMANCE-BASED
                                                             PERFORMANCE-BASED          ($ MILLIONS)
ALEXANDRA POMEROY

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 2,105           $2,578            --                       --

MARTIN A. SANKEY

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 45              $25               --                       --

RON SILVESTRI

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 45              $25               --                       --

MICHELLE STEIN

Registered Investment            1               $196              --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 1,305           $1,336.2          --                       --

CHI TSANG

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 45              $25               --                       --

DAVE WHEELER

Registered Investment            --              --                --                       --
Companies*

Other Pooled Investment          --              --                --                       --
Vehicles

Other Accounts**                 45              $25               --                       --


*Registered Investment Companies include: Mutual Funds.
**Other  Accounts  include:  Institutional  Separate Accounts, Sub-Advised,  and Managed Accounts (WRAP).

                                                    50

      Conflicts of Interest
      ---------------------

      Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      Compensation
      ------------

      A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

      NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

      In addition, there are additional stock and option award programs available.

      NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

      Ownership of Securities
      -----------------------

      As of the date of this SAI, the Funds were new and had not yet issued any shares.

Investment Companies Managed
----------------------------

      As of December 31, 2005, the investment companies managed by NB Management had aggregate net assets of approximately $32.5 billion. At that date, NB Management served as investment manager of the following investment companies:

                                                                     Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

National Municipal Money Fund.......................................$200,000,010

Neuberger Berman Cash Reserves......................................$485,037,514

Neuberger Berman Government Money Fund..............................$345,418,424

Neuberger Berman High Income Bond Fund..............................$718,594,320

Lehman Brothers Core Bond Fund.......................................$74,844,999

Lehman Brothers Municipal Money Fund................................$549,239,538

Lehman Brothers New York Municipal Money Fund.......................$100,000,010

Neuberger Berman Limited Maturity Bond Fund.........................$168,896,013

Neuberger Berman Municipal Securities Trust..........................$33,794,361

Neuberger Berman Strategic Income Fund...............................$24,843,484

Tax-Free Money Fund.................................................$400,000,010

Neuberger Berman Century Fund........................................$10,654,095

Neuberger Berman Fasciano Fund......................................$551,036,534

Neuberger Berman Focus Fund.......................................$1,274,540,064

Neuberger Berman Genesis Fund....................................$11,401,947,862

Neuberger Berman Guardian Fund....................................$1,597,621,128

Neuberger Berman International Fund...............................$1,106,888,777

                                                                     Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

Neuberger Berman International Institutional Fund...................$174,192,576

Neuberger Berman Manhattan Fund.....................................$359,824,631

Neuberger Berman Millennium Fund.....................................$55,534,491

Neuberger Berman Partners Fund....................................$2,981,981,082

Neuberger Berman Real Estate Fund....................................$47,193,989

Neuberger Berman Regency Fund.......................................$157,074,388

Neuberger Berman Socially Responsive Fund...........................$539,777,741

Neuberger Berman Advisers Management Trust........................$2,477,302,428

Neuberger Berman Intermediate Municipal Fund Inc....................$485,828,721

Neuberger Berman California Intermediate Municipal Fund Inc.........$159,766,066

Neuberger Berman New York Intermediate Municipal Fund Inc...........$129,176,653

Neuberger Berman Real Estate Income Fund Inc........................$144,708,907

Neuberger Berman Realty Income Fund Inc.............................$820,794,596

Neuberger Berman Real Estate Securities Income Fund Inc.............$797,950,554

Neuberger Berman Income Opportunity Fund Inc........................$416,804,093

Neuberger Berman Dividend Advantage Fund Inc. ......................$179,585,351

Institutional Liquidity Portfolio.................................$2,126,828,567

Prime Portfolio...................................................$1,860,550,502


      The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

      There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

      The Funds, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman
------------------------------------------------------------

      Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

      Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                            DISTRIBUTION ARRANGEMENTS

      Each Fund offers one class of shares, known as Trust Class shares.

Distributor
-----------

      NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Trust Class shares are offered on a no-load basis.

      In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

      The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

      From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of shares of a Fund's shares.

      The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution and Shareholder Services Agreement with respect to the Trust Class of each Fund ("Distribution Agreement"). The Distribution Agreement continues until October 31, 2007. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Distribution Plan
-----------------

      The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to the Trust Class of each Fund. The Plan provides that the Funds will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class's plan complies with these rules.

      The Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

      Prior to approving the Plan, the Fund Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. To the extent the Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

      The Plan will continue for one year from the date of its initial approval. The Plan is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Trust Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to the Trust Class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

      From time to time, one or more of the Funds may be closed to new investors. Because the Plan for the Trust Class shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

      Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to the Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

      Each Fund values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

      Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

      If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

      If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Automatic Investing and Dollar Cost Averaging
---------------------------------------------

      Each Funds' Trust Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

      Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

      As  more  fully  set  forth  in  the  section  of the Prospectus  entitled
"Maintaining Your Account," if shareholders purchased a Fund's Advisor, Institutional, Investor, Neuberger Berman Investor, or Trust Class shares directly, they may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other Equity, Income, or Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other Fund(s) are met (for purposes of the exchange privilege, Neuberger Berman Investor Class and Investor Class are considered in the same class). Investor Class and Neuberger Berman Investor Class shares may also be exchanged for Trust Class shares of the Real Estate Fund, and Trust Class shares of the Real Estate Fund may be exchanged for Investor Class and Neuberger Berman Investor Class shares, provided that NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

      Institutional Class shares may also be exchanged for shares of the Neuberger Berman International Institutional Fund. An Institution may exchange the Fund's Advisor, Trust, or Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution. This privilege is not available for Lehman Brothers Institutional Class shareholders, Strategic Income Fund Institutional Class shareholders, International Institutional Fund shareholders, or Genesis Fund Institutional Class shareholders.

      Most  investment providers allow you to take advantage  of  the  Neuberger
Berman fund exchange  program.   Please  contact  your investment provider or NB
Management for further information on exchanging your shares.

EQUITY FUNDS
------------

Neuberger Berman              Seeks growth of capital.  Invests mainly in common
All Cap Growth Fund           stocks of small-,  mid-, and  large-capitalization
                              companies,  which it defines as those with a total
                              market    capitalization    within    the   market
                              capitalization  range of the  Russell  3000 Index.
                              The  Portfolio   Managers   employ  a  disciplined
                              investment strategy when selecting growth stocks, looking for fast-growing companies with above average sales and competitive returns on equity relative to their peers.

Neuberger Berman              Seeks long-term growth of capital; dividend income
Century Fund                  is a  secondary  goal.  Invests  mainly  in common
                              stocks of  large-  capitalization  companies.  The
                              Portfolio Manager seeks to buy companies with strong historical and prospective earnings growth.

Neuberger Berman              Seeks  long-term  capital  growth.  The  Portfolio
Fasciano Fund                 Manager  also may  consider a company's  potential
                              for income prior to selecting it for the Fund. The
                              Fund invests mainly in the common stocks of small-cap companies, i.e., those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio Manager will invest the Fund in smaller companies that are under-followed by major Wall
                              Street brokerage houses and large asset management firms.

Neuberger Berman Focus Fund   Seeks long-term growth of capital.  Invests mainly
                              in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy, and may invest 50% or more of its assets in any one sector.

EQUITY FUNDS
------------

Neuberger Berman Genesis      Seeks growth of capital.  Invests mainly in stocks
Fund                          of companies with small market capitalizations (no
                              more than $1.5  billion  at the time of the Fund's
(This Fund is closed to new   investment).  The  Portfolio  Managers seek to buy
investors.)                   the stocks of undervalued  companies whose current
                              product lines and balance sheets are strong.

Neuberger Berman Guardian     Seeks long-term growth of capital and secondarily,
Fund                          current  income.  Invests mainly in stocks of mid-
                              to large- capitalization companies that are well positioned and are undervalued in the market.

Neuberger Berman              Seeks long-term capital  appreciation by investing
International Fund            primarily in foreign stocks of any capitalization,
                              both  in  developed   economies  and  in  emerging
(This Fund is closed to new   markets.  The Portfolio  Managers seek undervalued
investors.)                   companies in countries  with strong  potential for
                              growth.

Neuberger Berman              Seeks long-term capital  appreciation by investing
International Institutional   primarily in foreign stocks of any capitalization,
Fund                          both  in  developed   economies  and  in  emerging
                              markets.  The Portfolio  Managers seek undervalued
(This Fund is closed to new   companies in countries  with strong  potential for
investors.)                   growth.

Neuberger Berman              Seeks long-term capital  appreciation by investing
International Large Cap       primarily in common  stocks of foreign  companies,
Fund                          both  in  developed   economies  and  in  emerging
                              markets. The Portfolio Managers seek undervalued companies in countries with strong potential for growth.

Neuberger Berman Manhattan    Seeks  growth of  capital.  Invests in  securities
Fund                          believed  to  have  the  maximum   potential   for
                              long-term capital appreciation. Portfolio Managers seek fast-growing companies with above average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

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

EQUITY FUNDS
------------

Neuberger Berman Millennium   Seeks  growth of  capital by  investing  mainly in
Fund                          common stocks of  small-capitalization  companies,
                              which it defines as those with a total market value of no more than $2 billion at the time of initial investment. The Portfolio Managers take a growth approach to stock selection, looking for fast growing companies with above average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

Neuberger Berman Partners     Seeks capital  growth  through an approach that is
Fund                          intended to increase capital with reasonable risk.
                              The  Portfolio   Manager  looks  at  fundamentals,
                              focusing particularly on cash flow, return on capital, and asset values.

Neuberger Berman Real         Seeks  total  return  through  investment  in real
Estate Fund                   estate   securities,   emphasizing   both  capital
                              appreciation and current income.

Neuberger Berman Regency      Seeks growth of capital by investing  primarily in
Fund                          common  stocks  of  mid-capitalization   companies
                              which the Portfolio Manager believes have solid fundamentals.

Neuberger Berman Socially     Seeks  long-term  growth of capital  by  investing
Responsive Fund               primarily in securities of companies that meet the
                              Fund's financial criteria and social policy.

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

INCOME FUNDS
------------

Neuberger Berman Cash         A money market fund seeking the highest  available
Reserves                      current   income   consistent   with   safety  and
                              liquidity.  The Fund invests in high-quality money
                              market  instruments.  The Fund may also  engage in
                              reverse   repurchase   agreements  and  securities
                              lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman Government   A  U.S.   Government  money  market  fund  seeking
Money Fund                    maximum  safety  and  liquidity  and  the  highest
                              available  current  income.  The Fund  invests  in
                              securities issued or guaranteed as to principal or
                              interest by the U.S. Government,  its agencies and
                              instrumentalities  and  repurchase  agreements  on
                              such  securities.  The  Fund may  also  engage  in
                              reverse   repurchase   agreements  and  securities
                              lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman High         Seeks high total returns  consistent  with capital
Income Bond Fund              preservation.  The Fund normally invests primarily
                              in    a    diversified     portfolio    of    U.S.
                              intermediate-term,   high-yield  corporate  bonds,
                              including those sometimes known as "junk" bonds.

Lehman Brothers Core Bond     Seeks  to   maximize   total   return   through  a
Fund                          combination  of income and  capital  appreciation.
                              The  Fund   normally   invests  in  high   quality
                              fixed-income    securities.    Corporate    bonds,
                              commercial paper or bonds secured by assets such as home mortgages, generally, must at least be an A*/; bonds issued by the U.S. Government or its agencies are considered high quality.

Neuberger Berman Limited      Seeks the highest  current income  consistent with
Maturity Bond Fund            low  risk  to   principal   and   liquidity   and,
                              secondarily,  total  return.  The Fund  invests in
                              debt  securities,   primarily   investment  grade;
                              maximum 10% below investment grade, but no lower than B.*/ Maximum average duration of four years.

MUNICIPAL FUNDS
---------------

Neuberger Berman Municipal    Seeks high current tax-exempt income with low risk
Securities Trust              to  principal,   limited  price  fluctuation,  and
                              liquidity and, secondarily, total return. The Fund invests in investment grade municipal securities with a maximum average duration of 10 years.

National Municipal Money      Seeks the highest  available current income exempt
Fund                          from federal  income tax that is  consistent  with
                              safety and liquidity. The Fund normally invests at
                              least  80%  of its  net  assets  in  high-quality,
                              short-term   securities  from  municipal   issuers
                              around the country. The Fund seeks to maintain a stable $1.00 share price.

Lehman Brothers Municipal     A money  market fund  seeking the maximum  current
Money Fund                    income exempt from federal income tax,  consistent
                              with  safety and  liquidity.  The Fund  invests in
                              high-quality,  short-term municipal securities. It
                              seeks  to   maintain  a  constant   purchase   and
                              redemption price of $1.00.

Lehman Brothers New York      A money market fund seeking the highest  available
Municipal Money Fund          current  income exempt from federal income tax and
                              New York State and New York City  personal  income
                              taxes   that  is   consistent   with   safety  and
                              liquidity. The Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price.

Tax-Free Money Fund           Seeks the highest  available current income exempt
                              from  federal   income  tax  and,  to  the  extent
                              possible,  from the  federal  alternative  minimum
                              tax, that is consistent with safety and liquidity.
                              The Fund normally  invests at least 80% of its net
                              assets  in  high-quality,   short-term   municipal
                              securities. The Fund also normally invests at least 80% of its net assets in securities the interest on which is not a preference item for federal alternative minimum tax purposes. The Fund seeks to maintain a stable $1.00 share price.

*/ As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

      Any of the Income Funds, Equity Funds or Municipal Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

      There can be no assurance that NATIONAL Municipal Money Fund, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman CASH RESERVES, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK Municipal Money Fund, or TAX-FREE Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced Funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

      Each of the Funds, except Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP and Neuberger Berman REAL ESTATE Funds, may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP and Neuberger Berman REAL ESTATE Funds charge shareholders a redemption fee on exchanges of Fund shares held 60 days or less, the Fund will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

      o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

      o In certain extraordinary circumstances, such as the suspension of the redemption of the Fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

      The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

Redemptions in Kind
-------------------

      Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

      Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that each of Neuberger Berman EQUITY INCOME Fund and Neuberger Berman PREMIER DIVIDEND Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

      Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Trust Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

      A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional

Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

      Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Funds
---------------------

      To qualify for treatment as a RIC under the Code, each Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and
(ii) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other
RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If a Fund (as noted above under "Investment Information -- Cash Management and Temporary Defensive Positions") invests cash collateral received in connection with securities lending in an unregistered fund, the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund's assets for purposes of determining the Fund's compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

       If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in the Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

      Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year and treating as ordinary income the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that each will be able to do so.

      The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which a Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

      If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      Each Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, a Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The Funds may invest in units of Canadian income trusts. The tax consequences to a Fund of an investment in an income trust depend on the trust's classification for federal tax purposes; an income trust generally is classified for those purposes as a corporation or a partnership. If an income trust is classified as a corporation, it would be a PFIC (with the income tax consequences to an investing Fund as described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are), and did not hold substantial investment-type assets; in the latter event, distributions from the income trust to a Fund that invested therein would be treated as dividends that likely would be treated as QDI. If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to an investing Fund under the Income Requirement. But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., generates at least 90% of its gross income from the passive sources described above), then (1) it would be a publicly traded partnership that would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (2) if not, a Fund that invested therein would treat its share of the trust's income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and any non-qualifying income of the trust would pass-through to the Fund.

      Each Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Funds may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Funds under the Income Requirement. If an MLP is a QPTP, the tax consequences to a Fund that invests therein would be the same as those described in the preceding paragraph.

      Income a Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership, and not as a corporation (including a REIT), and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

      Each Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, some of a REIT's income attributable to such an interest (an "excess inclusion") generally will be allocated to the REIT's shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC's excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC's shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

Taxation of the Funds' Shareholders
-----------------------------------

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

      Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The 2004 Act, however, created two categories of dividends, "short-term capital gain dividends" and "interest-related dividends," that, if properly designated by a Fund, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to the excess of net short-term capital gain over net long-term capital loss, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning before January 1, 2008.

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

      As described in "Maintaining Your Account" in the Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                                FUND TRANSACTIONS

      Neuberger Berman and Lehman Brothers act as principal brokers for each Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. For Fund transactions that involve securities traded on the OTC market; the Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

      The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

      In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

      The use of Neuberger Berman and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

      Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

      A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

      To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

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

      Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Funds participate in.

      Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

      In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

      A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

      The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.



Commission Recapture Program and Expense Offset Arrangement
-----------------------------------------------------------

      The Funds will be eligible to participate in a commission recapture program with Citigroup Global Markets Inc., which enables each Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Funds by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services.

      Each Fund also will be eligible to participate in an expense offset arrangement in connection with its custodian contract.

Portfolio Turnover
------------------

      A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting
------------

      The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

      NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

      NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

      In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy
------------------------------------

      The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

      NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice

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

President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures
----------------------------------------

      Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

      Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

      Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman ("Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients
--------------------------------------

      The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

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

      STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

      SECURITIES LENDING AGENT. Each Fund may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

      OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      RATING, RANKING AND RESEARCH AGENCIES. Each Fund will send its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund will provide its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. Each Fund also will provide its complete month-end portfolio holdings to Data Communiqu{e'} International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

                             REPORTS TO SHAREHOLDERS

      Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firms for the Funds. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

      Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has nineteen separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

      SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

      CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

                          CUSTODIAN AND TRANSFER AGENT

      Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Neuberger Berman EQUITY INCOME Fund and Neuberger Berman PREMIER DIVIDEND Fund have selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements. Neuberger Berman PREMIER ANALYSTS Fund, Neuberger Berman PREMIER CONVERGENCE Fund and Neuberger Berman PREMIER ENERGY Fund have selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit their financial statements.

                                  LEGAL COUNSEL

      The Trust has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, NW, Washington, DC 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      The Funds have not yet commenced operations as of the date of this SAI and therefore have no beneficial and record owners of more than 5 percent of each Fund.

                             REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

      Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                                                                      APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

      S&P CORPORATE BOND RATINGS:

            AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

            A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

            BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            CI - The rating CI is reserved for income bonds on which no interest is being paid.

            D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

            PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



      MOODY'S CORPORATE BOND RATINGS:
      -------------------------------

      Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P COMMERCIAL PAPER RATINGS:
      -----------------------------

            A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

MOODY'S COMMERCIAL PAPER RATINGS:
---------------------------------

      Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

             -    Leading market positions in well-established industries.

             -    High rates of return on funds employed.

             - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             - Well-established access to a range of financial markets and assured sources of alternate liquidity.

--------------------------------------------------------------------------------
                         NEUBERGER BERMAN EQUITY FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

      Investor Class Shares, Trust Class Shares, Advisor Class Shares, and
                           Institutional Class Shares


              DATED DECEMBER 20, 2006, AS AMENDED FEBRUARY 15, 2007

Neuberger Berman ALL CAP GROWTH Fund            Neuberger Berman CENTURY Fund
Neuberger Berman FASCIANO Fund                  Neuberger Berman FOCUS Fund
Neuberger Berman GENESIS Fund                   Neuberger Berman GUARDIAN Fund
Neuberger Berman INTERNATIONAL Fund             Neuberger Berman INTERNATIONAL
Neuberger Berman INTERNATIONAL LARGE CAP             INSTITUTIONAL Fund
    Fund                                        Neuberger Berman MANHATTAN Fund
Neuberger Berman MILLENNIUM Fund                Neuberger Berman PARTNERS Fund
Neuberger Berman REAL ESTATE Fund               Neuberger Berman REGENCY Fund
Neuberger Berman SOCIALLY RESPONSIVE Fund


--------------------------------------------------------------------------------

             605 Third Avenue, 2[nd] Floor, New York, NY 10158-0180

                             Toll-Free 800-877-9700

      Neuberger Berman ALL CAP GROWTH Fund, Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund (each a "Fund") are mutual funds that offer shares pursuant to Prospectuses dated December 20, 2006.

      The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2[nd] Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

      No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. {copyright}2006 Neuberger Berman Management Inc. All rights reserved.

                               TABLE OF CONTENTS

                                                                            Page




INVESTMENT INFORMATION.........................................................1
      Investment Policies and Limitations......................................1
      Cash Management and Temporary Defensive Positions........................6

PERFORMANCE INFORMATION.......................................................32
      Average Annual Total Return Computations................................39
      Average Annual Total Return After Taxes on Distributions................39
      Average Annual Total Return After Taxes on Distributions and Sale of
            Fund Shares.......................................................40

CERTAIN RISK CONSIDERATIONS...................................................40

TRUSTEES AND OFFICERS.........................................................40

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................58
      Investment Manager and Administrator....................................58
      Sub-Adviser.............................................................72
      Portfolio Manager Information...........................................72
      Investment Companies Managed............................................79
      Codes of Ethics.........................................................80
      Management and Control of NB Management and Neuberger Berman............80

DISTRIBUTION ARRANGEMENTS.....................................................81
      Distribution Plan (Trust Class Only)....................................84
      Distribution Plan (Advisor Class Only)..................................85

ADDITIONAL PURCHASE INFORMATION...............................................86
      Share Prices and Net Asset Value (All Classes)..........................86
      Automatic Investing and Dollar Cost Averaging...........................88

ADDITIONAL EXCHANGE INFORMATION...............................................88

ADDITIONAL REDEMPTION INFORMATION.............................................94
      Suspension of Redemptions...............................................94
      Redemptions in Kind.....................................................95

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................95

ADDITIONAL TAX INFORMATION....................................................96
      Taxation of the Funds...................................................96
      Taxation of the Funds' Shareholders....................................101

FUND TRANSACTIONS............................................................101
      Commission Recapture Program and Expense Offset Arrangement............112
      Portfolio Turnover.....................................................114

      Proxy Voting...........................................................114

PORTFOLIO HOLDINGS DISCLOSURE................................................115

REPORTS TO SHAREHOLDERS......................................................117

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS...............................117

CUSTODIAN AND TRANSFER AGENT.................................................118

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................119

LEGAL COUNSEL................................................................119

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................119

REGISTRATION STATEMENT.......................................................134

FINANCIAL STATEMENTS.........................................................134

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

      Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

      At the close of business on March 23, 2001, Neuberger Berman FASCIANO Fund acquired all of the assets and assumed all of the liabilities of Fasciano Fund, Inc.

      Through December 15, 2000, the other Funds' Advisor Class, Investor Class, Trust Class, and Institutional Class (each a "Class") units of beneficial interest ("shares") were organized as feeder funds in a master-feeder structure rather than a multiple-class structure (except for Neuberger Berman ALL CAP GROWTH Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, and Neuberger Berman REAL ESTATE Fund). These feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series, respectively.

      Neuberger Berman ALL CAP GROWTH Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, and Neuberger Berman REAL ESTATE Fund commenced operations as separate series of the Trust on September 5, 2006, June 17, 2005, August 1, 2006, and May 1, 2002, respectively.

      The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

            (1)67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

            (2)a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

      Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

      The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND). No Fund may borrow money, except that a Fund may
(i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

      BORROWING (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and
(ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

      COMMODITIES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

     3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN FOCUS FUND AND NEUBERGER BERMAN REAL ESTATE FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      DIVERSIFICATION (NEUBERGER BERMAN FOCUS FUND AND NEUBERGER BERMAN REAL ESTATE FUND). Each Fund is non-diversified under the 1940 Act.

     4.   INDUSTRY CONCENTRATION (ALL FUNDS EXCEPT NEUBERGER BERMAN REAL  ESTATE
FUND). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

      INDUSTRY CONCENTRATION (NEUBERGER BERMAN REAL ESTATE FUND). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, AND NEUBERGER BERMAN REAL ESTATE FUND). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

      REAL ESTATE (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

      REAL ESTATE (NEUBERGER BERMAN REAL ESTATE FUND). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein,
(iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and
(v) invest in real estate investment trusts of any kind.

     7. SENIOR  SECURITIES.   No  Fund  may  issue  senior securities, except as
permitted under the 1940 Act.

     8. UNDERWRITING. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

      For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

      Each Fund (except Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund) has the following fundamental investment policy:

            Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      Neuberger Berman MILLENNIUM Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund have the following fundamental investment policy:

            Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      Neuberger  Berman  INTERNATIONAL  Fund,  Neuberger  Berman   INTERNATIONAL
INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund have the following fundamental investment policy:

            Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      For the purposes of the limitation on industry concentration, please note that Neuberger Berman INTERNATIONAL LARGE CAP Fund relies on the Global Industry Classification Standard, which considers diversified commercial banks and regional commercial banks to be separate industries.

      The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND). None of these Funds may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

     3. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     4. FOREIGN SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND AND NEUBERGER BERMAN MILLENNIUM FUND). None of these Funds may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

      FOREIGN SECURITIES (NEUBERGER BERMAN CENTURY FUND AND NEUBERGER BERMAN MILLENNIUM FUND). Neither of these Funds may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

      These  policies  do not limit investment in American  Depository  Receipts
("ADRs")  and  similar  instruments   denominated  in  U.S. dollars,  where  the
underlying security may be denominated in a foreign currency.

     5. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     6. PLEDGING (NEUBERGER BERMAN GENESIS FUND AND  NEUBERGER  BERMAN  GUARDIAN
FUND). Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman GENESIS Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

     7. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN FOCUS FUND AND NEUBERGER BERMAN REAL ESTATE FUND). At the close of each quarter of each Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended ("Code"), or securities of another regulated investment company (as so defined) ("RIC").

     8. SOCIAL POLICY (NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). The Fund may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

     9. EQUITY SECURITIES. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may borrow for investment purposes.)

CASH  MANAGEMENT  AND TEMPORARY  DEFENSIVE  POSITIONS.  For temporary  defensive purposes, or to manage cash pending investment or distribution, each Fund (except Neuberger Berman SOCIALLY RESPONSIVE Fund, Neuberger Berman
INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

      For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman SOCIALLY RESPONSIVE Fund's assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman SOCIALLY RESPONSIVE Fund are selected with a concern for the social impact of each investment. For instance the Neuberger Berman SOCIALLY RESPONSIVE Fund can invest in certificates of deposits issued by community banks and credit unions.

      For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

        Pursuant to an exemptive order received from the SEC, each Fund also may invest in shares of a money market fund or an unregistered fund, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. The money market fund and unregistered fund do not invest in accordance with Neuberger Berman SOCIALLY RESPONSIVE Fund's Social Policy. Investments of uninvested cash in shares of registered money market funds managed by NB Management or an affiliate are limited to amounts not exceeding 25% of the investing fund's total assets.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

      Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described.

      ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to the Funds.

      POLICIES  AND  LIMITATIONS.   Each  Fund  may  invest up to 15% of its net
assets in illiquid securities.

      REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, and Neuberger Berman INTERNATIONAL LARGE CAP Funds also from a foreign bank or from a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund or Neuberger Berman INTERNATIONAL LARGE CAP Fund enters into a repurchase agreement subject to foreign law and the counter party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

      POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

      SECURITIES LOANS (ALL FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

      POLICIES AND LIMITATIONS. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

      RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB

Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

      Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

      POLICIES AND LIMITATIONS.   To the extent restricted securities, including
Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

      REVERSE  REPURCHASE  AGREEMENTS  (ALL  FUNDS).   In  a reverse  repurchase
agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

      POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund's obligations under the agreement.

      LEVERAGE (ALL FUNDS). Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund's shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of each Fund's investment limitations. In addition, securities lending transactions and when-issued transactions may create leverage.

      POLICIES AND LIMITATIONS. Each of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may make investments while borrowings are outstanding. For the other Funds, none of them may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of a Fund's total assets.

      Generally, each of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund does not intend to use leverage for investment purposes. Each of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

      FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

      Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The Funds may invest in ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

      POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund (except Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, and Neuberger Berman MILLENNIUM Funds) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Each of Neuberger Berman CENTURY and Neuberger Berman MILLENNIUM Funds may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund invest primarily in foreign securities.

      Investments in securities of foreign issuers are subject to each Fund's quality standards. Each Fund (except Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

      FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND). Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

      When-issued purchases and forward commitment transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

      The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund's NAV as long as the commitment to sell remains in effect.

      POLICIES AND LIMITATIONS. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it has been entered into. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions.

      When a Fund purchases securities on a when-issued or forward commitment basis, that Fund will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of that Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that each Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

      TECHNOLOGY SECURITIES (ALL FUNDS). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

      The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

      MASTER LIMITED PARTNERSHIPS (ALL FUNDS). Master Limited Partnerships ("MLPs") are limited partnerships in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter ("OTC") market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of the partnership.

      Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

      The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.

   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
                                    INDICES,
                   FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

      FUTURES CONTRACTS AND OPTIONS THEREON (ALL FUNDS). Each of Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE and Neuberger Berman SOCIALLY RESPONSIVE Funds may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures
Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. Each Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities that Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may wish to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

      With respect to currency futures, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may sell a futures contract or a call option, or they may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, each Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. Each Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in each Fund.

      For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

      A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

      U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

      Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

      "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased).

If the futures commission merchant or broker holding the margin deposit goes bankrupt, a Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

      Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

      Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

      Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter party to a contract executed on a DTEF.

      Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

      POLICIES AND LIMITATIONS.   Neuberger  Berman  CENTURY,  Neuberger  Berman
MILLENNIUM, Neuberger Berman REAL ESTATE and Neuberger Berman SOCIALLY RESPONSIVE Funds each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase and sell futures for BONA FIDE hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Funds may also purchase and write put and call options on such futures contracts for BONA FIDE hedging and non-hedging purposes.

      Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      CALL OPTIONS ON SECURITIES (ALL FUNDS). Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE and Neuberger Berman SOCIALLY RESPONSIVE Funds may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

      When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

      The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

      If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

      When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

      POLICIES  AND  LIMITATIONS.   Neuberger  Berman CENTURY, Neuberger  Berman
INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE and Neuberger Berman SOCIALLY RESPONSIVE Funds may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

      A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE and Neuberger Berman SOCIALLY RESPONSIVE Funds also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. Neuberger Berman INTERNATIONAL Fund,
Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may purchase call options for hedging or non-hedging purposes.

      PUT OPTIONS ON SECURITIES (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN GUARDIAN FUND, NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, NEUBERGER BERMAN MILLENNIUM FUND, NEUBERGER BERMAN REAL ESTATE FUND, AND NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). Each of these Funds may write and purchase put options on securities. Each of Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, and Neuberger Berman SOCIALLY RESPONSIVE Funds will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

      When any of Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE or Neuberger Berman SOCIALLY RESPONSIVE Funds purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

      Portfolio securities on which Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE, or Neuberger Berman SOCIALLY RESPONSIVE Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

      POLICIES AND LIMITATIONS. Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE and Neuberger Berman SOCIALLY RESPONSIVE Funds generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund also may use put options for non-hedging purposes.

      GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

      Options are traded both on U.S. national securities exchanges and in the OTC market. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

      The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

      Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE and Neuberger Berman SOCIALLY RESPONSIVE Funds to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

      A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

      A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman REAL ESTATE or Neuberger Berman SOCIALLY RESPONSIVE Funds may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      POLICIES AND LIMITATIONS. Each Fund may use American-style options. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

      The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      PUT AND CALL OPTIONS ON SECURITIES INDICES (ALL FUNDS). Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of a Fund's securities or securities a Fund intends to buy. A Fund may write securities index options to close out positions in such options that it has purchased.

      For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

      Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

      POLICIES AND LIMITATIONS. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by a Fund will be listed and traded on an exchange. No Fund currently expects to invest a substantial portion of its assets in securities index options.

      For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

      FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      The Funds (other than Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

      At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

      NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

      However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

      POLICIES AND LIMITATIONS. The Funds (other than Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) may enter into forward contracts for the purpose of hedging and not for speculation.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may enter into forward contracts for hedging or non-hedging purposes. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in a Fund's investment portfolio.

      OPTIONS ON FOREIGN CURRENCIES (ALL FUNDS). Each Fund may write and purchase covered call and put options on foreign currencies. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

      Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

      POLICIES AND LIMITATIONS. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

      REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

      COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

      POLICIES AND LIMITATIONS. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

      GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

      Each Fund's use of Financial Instruments may be limited by the provisions of the Code, with which it must comply if it is to qualify or continue to qualify as a RIC. See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

      POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

      SHORT SALES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. Each Fund also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

      A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

      The  effect  of  short  selling  on  Neuberger Berman INTERNATIONAL  Fund,
Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

      POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      FIXED INCOME SECURITIES (ALL FUNDS). While the emphasis of the Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency

Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman CENTURY, Neuberger Berman FASCIANO, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman PARTNERS, Neuberger Berman REAL ESTATE and Neuberger Berman REGENCY Funds each may invest in corporate debt securities rated below investment grade.

      U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

      "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

      The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

      Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

      Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman CENTURY, Neuberger Berman FASCIANO, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman PARTNERS, Neuberger Berman REAL ESTATE or Neuberger Berman REGENCY Fund warrants exposure to the additional level of risk.

      POLICIES AND LIMITATIONS. Each Fund normally may invest up to 20% of its total assets in debt securities. Neuberger Berman CENTURY, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

      Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman SOCIALLY RESPONSIVE Fund and Neuberger Berman MILLENNIUM Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman CENTURY, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds). NB Management will make a determination as to whether Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund should dispose of the downgraded securities.

      There are no restrictions as to the ratings of debt securities Neuberger Berman FASCIANO or Neuberger Berman REAL ESTATE Funds may acquire or the portion of its assets each may invest in debt securities in a particular ratings category. Although these Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

      COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

      POLICIES AND LIMITATIONS. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

      ZERO COUPON SECURITIES (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN MILLENNIUM FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REAL ESTATE FUND, NEUBERGER BERMAN REGENCY FUND, AND NEUBERGER BERMAN SOCIALLY RESPONSIVE
FUND). Each of these Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

      The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by each Fund prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

      CONVERTIBLE SECURITIES (ALL FUNDS). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-
convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

      The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

      POLICIES AND LIMITATIONS. Neuberger Berman SOCIALLY RESPONSIVE Fund may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

      PREFERRED STOCK (ALL FUNDS). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      SWAP AGREEMENTS (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, AND NEUBERGER BERMAN REAL ESTATE FUND). Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

      POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each of Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, and Neuberger Berman REAL ESTATE Funds will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

      REAL ESTATE-RELATED INSTRUMENTS (ALL FUNDS). The Funds may invest in securities issued by real estate companies. Investments in these securities are subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

      Real estate-related instruments include securities of real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

      REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

      The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

      REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

      Neuberger Berman REAL ESTATE Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae,

Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

      POLICIES AND LIMITATIONS. Under normal conditions at least 80% of Neuberger Berman REAL ESTATE Fund's net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. It is anticipated, although not required, that under normal circumstances a majority of Neuberger Berman REAL ESTATE Fund's investments will consist of shares of equity REITs.

      JAPANESE INVESTMENTS (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND). All of the Funds may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Funds may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

      OTHER INVESTMENT COMPANY SECURITIES (ALL FUNDS). All of the Funds may invest in shares of other investment companies. Such an investment may be the most practical or only manner in which a Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management or its affiliates for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Each Fund may also invest in an unregistered fund managed by NB Management or its affiliates as noted in the section entitled "Cash Management and Temporary Defensive Positions."

      Additionally, in reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash in a money market fund if the Fund pays no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of the NASD, charged in connection with the purchase, sale, or redemption of securities issued by a money market fund ("service fee"); or if the Fund's investment adviser waives its advisory fee in an amount necessary to offset any sales charge or service fee. None of the Funds has any current intention to make use of this authority.

      INDEXED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

      TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

      NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND - DESCRIPTION OF SOCIAL POLICY
      ------------------------------------------------------------------------

SOCIAL INVESTMENT GUIDELINES

      Neuberger Berman's SOCIALLY RESPONSIVE Fund believes that good corporate citizenship is good business and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's value-oriented financial criteria and social policy. The Fund focuses on companies that are agents of favorable change in workplace policies (particularly for women and minorities); are responsive to environmental issues; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.

      The Neuberger Berman SOCIALLY RESPONSIVE Fund endeavors to avoid companies that derive revenue from gambling or the production of:

   o  tobacco,
   o  alcohol,
   o  weapons, or
   o  nuclear power.

      In addition to its exclusionary screens, the Fund looks for companies that show leadership in:

   o  environment concerns,
   o  diversity in the work force, and
   o  progressive employment and workplace practices and community relations.

      The Fund may also consider public health issues, externalities associated with a company's products, and general corporate citizenship in making its investment decisions.

INTERPRETATION OF SOCIAL INVESTMENT GUIDELINES
----------------------------------------------

      All social screens require interpretation in their application and is at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund's Social Investment Guidelines.

TOBACCO
-------

      MANUFACTURERS. The Fund does not buy or hold that companies derive 5% or more of revenues from the manufacture of tobacco products. This screen primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

      PROCESSORS AND SUPPLIERS. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

      RETAIL SALES. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

      TOBACCO-RELATED PRODUCTS. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture tobacco products, such as cigarette papers and filters.

      The Fund MAY buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

ALCOHOL
-------

      MANUFACTURERS AND PRODUCERS. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This screen primarily excludes distillers of hard liquors, brewers, and vintners.

      RETAIL SALES. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This screen relates primarily to restaurant chains and convenience stores.

      The Fund MAY buy or hold:

   o agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or
   o companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages.

GAMBLING
--------

      OWNERS AND OPERATORS. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This screen primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

      MANUFACTURERS  OF  GAMING  EQUIPMENT.   The  Fund does  not  buy  or  hold
companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.

      The Fund MAY buy or hold companies that:

   o  provide specialized financial services to casinos; or
   o sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

NUCLEAR POWER
-------------

      OWNERS AND OPERATORS. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This screen primarily excludes major electric utility companies.

      The Fund MAY buy or hold:

   o engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or

   o electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).

MILITARY CONTRACTING
--------------------

      MAJOR PRIME CONTRACTORS. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts. Although this screen permits the Fund to invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, large in dollar value and exclusively designed for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

      NON-WEAPONS-RELATED SALES TO THE DEPARTMENT OF DEFENSE. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense ("DoD").

      In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. For example, is jet fuel for fighter aircraft a weapons-related product? The Fund has decided to treat jet fuel as a civilian product and may buy or hold a company that produces it. The Fund will use its best judgment in making such determinations.

      The Fund MAY buy or hold companies that:

   o  have some minor military business;
   o have some contracts with the DoD for goods and services that are clearly not weapons-related; or
   o manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are weapons-related).

FIREARMS
--------

      MANUFACTURERS.   The  Fund  does not buy or hold  companies  that  produce
firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

      RETAILERS. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

ENVIRONMENT
-----------

      Best of Class Approach

      The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship. Among other things, it will look for companies:

   o  that have integrated environmental management systems;

   o that have measurably reduced their Toxic Release Inventory (TRI) emissions to air, land, or water (on-and off-site releases);
   o  whose TRI emissions are substantially lower than their peers;
   o that participate in voluntary environmental initiatives led by governmental agencies such as the Environmental Protection Agency (EPA), non-industry organizations, or community groups;
   o that are committed to the public disclosure of corporate environmental information, such as signatories to CERES (Coalition for Environmentally Responsible Economies) or participants in the GRI (Global Reporting Initiative); or
   o  have innovative processes or products that offer an environmental benefit.

ENVIRONMENTAL RISK
------------------

      The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

o are major manufacturers of hydrochloroflurocarbons (HCFCs), bromines, or other ozone-depleting chemicals;
o  are major manufacturers of pesticides or chemical fertilizers;
o  operate in the gold mining industry; or
o design, market, own, or operate nuclear power plants (see Nuclear Power section).

      THE FUND SERIOUSLY CONSIDERS A COMPANY'S ENVIRONMENTAL LIABILITIES, BOTH ACCRUED AND UNACCRUED, AS A MEASURE OF ENVIRONMENTAL RISK. IT VIEWS PUBLIC DISCLOSURE OF THESE LIABILITIES AS A POSITIVE STEP.

REGULATORY PROBLEMS
-------------------

      The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

   o environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
   o  highly publicized community environmental lawsuits or controversies.

      Positive factors may include:

   o  good environmental management systems;
   o  progress in implementing environmental programs; and
   o public disclosure of environmental policies, goals, and progress toward those goals.

      If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence..

DIVERSITY
---------

      The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other things, it will look for companies that:

   o  promote women and people of color into senior line positions;
   o  appoint women and people of color to their boards of directors;
   o  offer diversity training and support groups;
   o  purchase goods and services from women- and minority-owned firms; and
   o have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.

      The  Fund  attempts  to  avoid  companies with recent major discrimination
lawsuits  related  to  gender,  race, disability,  or  sexual  orientation.   In
general, the Fund does not buy companies:

   o that are currently involved in unsettled major class action discrimination lawsuits;
   o that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
   o  with exceptional historical patterns of discriminatory practices.

      Although  the  Fund  views  companies   involved   in   non-class   action
discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

      While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company's exclusion from the Fund.

      If a company already held in the Fund becomes involved in a discrimination controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence..

EMPLOYMENT AND WORKPLACE PRACTICES
----------------------------------

      The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:

   o offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;
   o have taken extraordinary steps to treat their unionized workforces fairly; and
   o have exceptional workplace safety records, particularly OSHA Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.

      The Fund will seek to avoid investing in companies that have:

   o  demonstrated a blatant disregard for worker safety; or
   o historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

      Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

COMMUNITY RELATIONS
-------------------

      The Fund believes that it is important for companies to have positive relations with the communities in which they are located - communities of all races and socio-economic status. It will seek to invest in companies that:

   o  have open communications within the communities in which they operate;
   o make generous cash donations to charitable organizations, particularly multi-year commitments to local community groups; and
   o offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations.

      The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems). The Fund will be particularly stringent with companies that do not have positive relations with the communities in which they operate.

      If a company already held in the Fund becomes involved in a community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

PRODUCT SAFETY
--------------

      The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:

   o  the nature of a company's products; or
   o whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities.

GENERAL
-------

      CORPORATE ACTIONS. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.

      OWNERSHIP. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.


                            PERFORMANCE INFORMATION

      Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

AVERAGE ANNUAL TOTAL RETURN COMPUTATIONS
----------------------------------------

      Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:
                                      n
                                P(1+T)  = ERV

      Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

      NB Management may from time to time forgo a portion of its current fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Such undertakings are described in the Prospectuses and in "Investment Management and Administration Services" below.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------

      An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:
                                      n
                                P(1+T) = ATV
                                            D

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

      An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:
                                     n
                               P(1+T) = ATV
                                              DR

                          CERTAIN RISK CONSIDERATIONS

      Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.


                             TRUSTEES AND OFFICERS

      The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                             PORTFOLIOS IN      OTHER DIRECTORSHIPS
                       POSITION AND                                          FUND COMPLEX       HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY        COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)       TRUSTEE
-----------            --------------        ---------------------------     ----------------       -------
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
---------------------------------------------------------------------------------------------------------------------
John Cannon (76)         Trustee since    Consultant; formerly, Chairman,           62         Independent Trustee
                              2000        CDC Investment Advisers                              or Director of three
                                          (registered investment adviser),                     series of
                                          1993 to January 1999; formerly,                      Oppenheimer Funds:
                                          President and Chief Executive                        Limited Term New
                                          Officer, AMA Investment                              York Municipal Fund,
                                          Advisors, an affiliate of the                        Rochester Fund
                                          American Medical Association.                        Municipals, and
                                                                                               Oppenheimer Convertible
                                                                                               Securities Fund
                                                                                               since 1992.

                                                        40

---------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                             PORTFOLIOS IN      OTHER DIRECTORSHIPS
                       POSITION AND                                          FUND COMPLEX       HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY        COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)       TRUSTEE
-----------            --------------        ---------------------------     ----------------       -------
---------------------------------------------------------------------------------------------------------------------
Faith Colish (71)        Trustee since    Counsel, Carter Ledyard &                 62         Advisory Director,
                              1982        Milburn LLP (law firm) since                         ABA Retirement Funds
                                          October 2002; formerly,                              (formerly, American
                                          Attorney-at-Law and President,                       Bar Retirement
                                          Faith Colish, A Professional                         Association (ABRA))
                                          Corporation, 1980 to 2002.                           since 1997
                                                                                               (not-for-profit
                                                                                               membership
                                                                                               association).
----------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (69)      Trustee since    President, C.A. Harvey                    62         Formerly, President,
                              2000        Associates since October 2001;                       Board of Associates
                                          formerly, Director, AARP, 1978                       to The National
                                          to December 2001.                                    Rehabilitation
                                                                                               Hospital's Board of
                                                                                               Directors, 2001 to
                                                                                               2002; formerly,
                                                                                               Member, Individual
                                                                                               Investors Advisory
                                                                                               Committee to the New
                                                                                               York Stock Exchange
                                                                                               Board of Directors,
                                                                                               1998 to June 2002.

-----------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (79)    Trustee since    Marcus Nadler Professor Emeritus          62         Formerly, Director,
                              2000        of Finance and Economics, New                        The Caring Community
                                          York University Stern School of                      (not-for-profit);
                                          Business; formerly, Executive                        formerly, Director,
                                          Secretary-Treasurer, American                        DEL Laboratories,
                                          Finance Association, 1961 to                         Inc. (cosmetics and
                                          1979.                                                pharmaceuticals),
                                                                                               1978 to 2004;
                                                                                               formerly, Director,
                                                                                               Apple Bank for
                                                                                               Savings, 1979 to
                                                                                               1990; formerly,
                                                                                               Director, Western
                                                                                               Pacific Industries,
                                                                                               Inc., 1972 to 1986
                                                                                               (public company).

-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                             PORTFOLIOS IN      OTHER DIRECTORSHIPS
                       POSITION AND                                          FUND COMPLEX       HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY        COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)       TRUSTEE
-----------            --------------        ---------------------------     ----------------       -------
---------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (69)    Trustee since    Retired; formerly, Vice                   62         Director,
                              1984        President and General Counsel,                       Webfinancial
                                          WHX Corporation (holding                             Corporation (holding
                                          company), 1993 to 2001.                              company) since
                                                                                               December 2002;
                                                                                               formerly, Director
                                                                                               WHX Corporation
                                                                                               (holding company),
                                                                                               January 2002 to June
                                                                                               2005; formerly,
                                                                                               Director, State
                                                                                               Theatre of New Jersey
                                                                                               (not-for-profit
                                                                                               theater), 2000 to
                                                                                               2005.
---------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien (78)   Trustee since    Formerly, Member, Investment              62         Director, Legg
                              1993        Policy Committee, Edward Jones,                      Mason, Inc.
                                          1993 to 2001; President,                             (financial services
                                          Securities Industry Association                      holding company)
                                          ("SIA") (securities industry's                       since 1993;
                                          representative in government                         formerly, Director,
                                          relations and regulatory matters                     Boston Financial
                                          at the federal and state                             Group (real estate
                                          levels),  1974 to 1992; Adviser                      and tax shelters),
                                          to SIA, November 1992 to                             1993 to 1999.
                                          November 1993.
---------------------------------------------------------------------------------------------------------------------
William E. Rulon (74)    Trustee since    Retired; formerly, Senior Vice            62         Formerly, Director,
                              1986        President, Foodmaker, Inc.                           Pro-Kids Golf and
                                          (operator and franchiser of                          Learning Academy
                                          restaurants) until January 1997.                     (teach golf and
                                                                                               computer usage to
                                                                                               "at risk" children),
                                                                                               1998 to 2006;
                                                                                               formerly, Director,
                                                                                               Prandium, Inc.
                                                                                               (restaurants), March
                                                                                               2001 to  July 2002.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                             PORTFOLIOS IN      OTHER DIRECTORSHIPS
                       POSITION AND                                          FUND COMPLEX       HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY        COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)       TRUSTEE
-----------            --------------        ---------------------------     ----------------       -------
---------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)   Trustee since    Founding General Partner, Oxford          62         None.
                              1982        Partners and Oxford Bioscience
                                          Partners (venture capital investing)
                                          and President, Oxford Venture
                                          Corporation since 1981.
---------------------------------------------------------------------------------------------------------------------
Tom D. Seip (56)         Trustee since    General Partner, Seip                     62         Director, H&R Block,
                           2000; Lead     Investments LP (a private                            Inc. (financial
                          Independent     investment partnership);                             services company)
                            Trustee       formerly, President and CEO,                         since May 2001;
                         beginning 2006   Westaff, Inc. (temporary                             Director, America
                                          staffing), May 2001 to January                       One Foundation since
                                          2002; formerly, Senior Executive                     1998; formerly,
                                          at the Charles Schwab                                Director, Forward
                                          Corporation, 1983 to 1998,                           Management, Inc.
                                          including Chief Executive                            (asset management
                                          Officer, Charles Schwab                              company), 1999 to
                                          Investment Management, Inc. and                      2006; formerly
                                          Trustee, Schwab Family of Funds                      Director, E-Bay
                                          and Schwab Investments, 1997 to                      Zoological Society,
                                          1998, and Executive Vice                             1999 to 2003;
                                          President-Retail Brokerage,                          formerly, Director,
                                          Charles Schwab & Co., Inc.,                          General Magic (voice
                                          1994 to 1997.                                        recognition
                                                                                               software), 2001 to
                                                                                               2002; formerly,
                                                                                               Director, E-Finance
                                                                                               Corporation (credit
                                                                                               decisioning
                                                                                               services), 1999 to
                                                                                               2003; formerly,
                                                                                               Director,
                                                                                               Save-Daily.com (micro
                                                                                               investing services),
                                                                                               1999 to 2003.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                             PORTFOLIOS IN      OTHER DIRECTORSHIPS
                       POSITION AND                                          FUND COMPLEX       HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY        COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)       TRUSTEE
-----------            --------------        ---------------------------     ----------------       -------
---------------------------------------------------------------------------------------------------------------------
Candace L. Straight      Trustee since    Private investor and consultant           62         Director, Montpelier
(59)                          2000        specializing in the insurance                        Re (reinsurance
                                          industry; formerly, Advisory                         company) since 2006;
                                          Director, Securitas Capital LLC                      Director, National
                                          (a global private equity                             Atlantic Holdings
                                          investment firm dedicated to                         Corporation
                                          making investments in the                            (property and
                                          insurance sector), 1998 to                           casualty insurance
                                          December 2003.                                       company) since 2004;
                                                                                               Director, The
                                                                                               Proformance Insurance
                                                                                               Company (property and
                                                                                               casualty insurance
                                                                                               company) since March
                                                                                               2004; formerly,
                                                                                               Director, Providence
                                                                                               Washington Insurance
                                                                                               Company (property and
                                                                                               casualty insurance
                                                                                               company), December
                                                                                               1998 to March 2006;
                                                                                               formerly, Director,
                                                                                               Summit Global
                                                                                               Partners (insurance
                                                                                               brokerage firm), 2000
                                                                                               to 2005.

--------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)      Trustee since    Regional Manager for                      62         None.
                              2000        Mid-Southern Region, Ford Motor
                                          Credit Company since September
                                          1997; formerly, President, Ford
                                          Life Insurance Company, April
                                          1995 to August 1997.

--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                             PORTFOLIOS IN      OTHER DIRECTORSHIPS
                       POSITION AND                                          FUND COMPLEX       HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF                                             OVERSEEN BY        COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)       TRUSTEE
-----------            --------------        ---------------------------     ----------------       -------
---------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (66)     President and    Executive Vice President and              62         Director, Dale
                         Trustee since    Chief Investment Officer,                            Carnegie and
                              2002        Neuberger Berman Inc. (holding                       Associates, Inc.
                                          company) since 2002 and 2003,                        (private company)
                                          respectively; Managing Director                      since 1998;
                                          and Chief Investment Officer,                        Director, Solbright,
                                          Neuberger Berman since December                      Inc. (private
                                          2005 and 2003, respectively;                         company) since 1998.
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          December 2002 to 2005;
                                          Director and Chairman, NB
                                          Management since December
                                          2002; formerly, Executive Vice
                                          President, Citigroup
                                          Investments, Inc., September
                                          1995 to February 2002;
                                          formerly, Executive Vice
                                          President, Citigroup Inc.,
                                          September 1995 to February
                                          2002.


--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)  Chairman of the   Executive Vice President,                 62         Director and Vice
                          Board, Chief    Neuberger Berman Inc. (holding                       President,
                           Executive      company) since 1999; Head of                         Neuberger & Berman
                          Officer and     Neuberger Berman Inc.'s Mutual                       Agency, Inc. since
                         Trustee since    Funds Business (since 1999) and                      2000; formerly,
                              1999        Institutional Business (1999 to                      Director, Neuberger
                                          October 2005); responsible for                       Berman Inc. (holding
                                          Managed Accounts Business and                        company), October
                                          intermediary distribution since                      1999 to March 2003;
                                          October 1999; President and                          Trustee, Frost
                                          Director, NB Management since                        Valley YMCA;
                                          1999; Managing Director,                             Trustee, College of
                                          Neuberger Berman since 2005;                         Wooster.
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          1999 to December 2005;
                                          formerly, Principal, Neuberger
                                          Berman, 1997 to 1999;
                                          formerly, Senior Vice
                                          President, NB Management, 1996
                                          to 1999.

--------------------------------------------------------------------------------------------------------------------------

   (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

   (2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

   (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

   (4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

   * Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)(3)
--------------------------                        ---------------                  ---------------------------
Andrew B. Allard (45)                     Anti-Money Laundering Compliance    Senior Vice President, Neuberger Berman
                                                 Officer since 2002           since 2006; Deputy General Counsel,
                                                                              Neuberger Berman since 2004; formerly, Vice
                                                                              President, Neuberger Berman, 2000 to 2006;
                                                                              formerly, Associate General Counsel,
                                                                              Neuberger Berman, 1999 to 2004; Anti-Money
                                                                              Laundering Compliance Officer, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (seven since 2002, three since
                                                                              2003, four since 2004 and one since 2005)
                                                                              and one registered investment company for
                                                                              which Lehman Brothers Asset Management Inc.
                                                                              acts as investment adviser (since 2006).

Michael J. Bradler (36)                    Assistant Treasurer since 2005     Vice President, Neuberger Berman since 2006;
                                                                              Employee, NB Management since 1997;
                                                                              Assistant Treasurer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (fifteen since 2005) and one registered
                                                                              investment company for which Lehman Brothers
                                                                              Asset Management Inc. acts as investment
                                                                              adviser (since 2006).



                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)(3)
--------------------------                        ---------------                  ---------------------------
Claudia A. Brandon (49)                         Secretary since 1985          Senior Vice President, Neuberger Berman
                                                                              since 2006; Vice President-Mutual Fund
                                                                              Board Relations, NB Management since 2000
                                                                              and Assistant Secretary since 2004;
                                                                              formerly, Vice President, Neuberger Berman,
                                                                              2002 to 2006 and Employee since 1999;
                                                                              Secretary, fifteen registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator (three
                                                                              since 1985, four since 2002, three since
                                                                              2003, four since 2004 and one since 2005)
                                                                              and one registered investment company for
                                                                              which Lehman Brothers Asset Management Inc.
                                                                              acts as investment adviser (since 2006).

Robert Conti (50)                            Vice President since 2000        Managing Director, Neuberger Berman since
                                                                              2006; formerly, Senior Vice President,
                                                                              Neuberger Berman, 2003 to 2006; formerly,
                                                                              Vice President, Neuberger Berman, 1999 to
                                                                              2003; Senior Vice President, NB Management
                                                                              since 2000; Vice President, fifteen
                                                                              registered investment companies for which
                                                                              NB Management acts as investment manager
                                                                              and administrator (three since 2000, four
                                                                              since 2002, three since 2003, four since
                                                                              2004 and one since 2005) and one registered
                                                                              investment company for which Lehman
                                                                              Brothers Asset Management Inc. acts as
                                                                              investment adviser (since 2006).

Brian J. Gaffney (53)                        Vice President since 2000        Managing Director, Neuberger Berman since
                                                                              1999; Senior Vice President, NB Management
                                                                              since 2000; Vice President, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, four since
                                                                              2002, three since 2003, four since 2004 and
                                                                              one since 2005) and one registered
                                                                              investment company for which Lehman Brothers
                                                                              Asset Management Inc. acts as investment
                                                                              adviser (since 2006).

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)(3)
--------------------------                        ---------------                  ---------------------------
Maxine L. Gerson (55)                   Chief Legal Officer since 2005        Senior Vice President, Neuberger Berman
                                        (only for purposes of sections 307    since 2002; Deputy General Counsel and
                                        and 406 of the Sarbanes-Oxley Act     Assistant Secretary, Neuberger Berman since
                                        of 2002)                              2001; formerly, Vice President, Neuberger
                                                                              Berman, 2001 to 2002; formerly, Associate
                                                                              General Counsel, Neuberger Berman, 2001;
                                                                              formerly, Counsel, Neuberger Berman, 2000;
                                                                              Secretary and General Counsel, NB Management
                                                                              since 2004; Chief Legal Officer (only for
                                                                              purposes of sections 307 and 406 of the
                                                                              Sarbanes-Oxley Act of 2002), fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (fifteen since 2005) and one
                                                                              registered investment company for which
                                                                              Lehman Brothers Asset Management Inc. acts
                                                                              as investment adviser (since 2006).

Sheila R. James (41)                       Assistant Secretary since 2002     Assistant Vice President, Neuberger Berman
                                                                              since 2006 and Employee since 1999;
                                                                              Assistant Secretary, fifteen registered
                                                                              investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (seven since 2002, three
                                                                              since 2003, four since 2004 and one since
                                                                              2005) and one registered investment company
                                                                              for which Lehman Brothers Asset Management
                                                                              Inc. acts as investment adviser (since
                                                                              2006).

Kevin Lyons (51)                           Assistant Secretary since 2003     Employee, Neuberger Berman since 1999;
                                                                              Assistant Secretary, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (ten since 2003, four since 2004 and one
                                                                              since 2005) and one registered investment
                                                                              company for which Lehman Brothers Asset
                                                                              Management Inc. acts as investment adviser
                                                                              (since 2006).

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)(3)
--------------------------                        ---------------                  ---------------------------
John M. McGovern (36)                    Treasurer and Principal Financial    Senior Vice President, Neuberger Berman
                                         and Accounting Officer since 2005;   since 2006; formerly, Vice President,
                                         prior thereto, Assistant Treasurer   Neuberger Berman, 2004 to 2006; Employee,
                                                     since 2002               NB Management since 1993; Treasurer and
                                                                              Principal Financial and Accounting Officer,
                                                                              fifteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (fifteen since
                                                                              2005) and one registered investment company
                                                                              for which Lehman Brothers Asset Management
                                                                              Inc. acts as investment adviser (since
                                                                              2006); formerly, Assistant Treasurer,
                                                                              fifteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator, 2002 to 2005.

Frank Rosato (35)                          Assistant Treasurer since 2005     Vice President, Neuberger Berman since 2006;
                                                                              Employee, NB Management since 1995;
                                                                              Assistant Treasurer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (fifteen since 2005) and one registered
                                                                              investment company for which Lehman Brothers
                                                                              Asset Management Inc. acts as investment
                                                                              adviser (since 2006).

Frederic B. Soule (60)                       Vice President since 2000        Senior Vice President, Neuberger Berman
                                                                              since 2003; formerly, Vice President,
                                                                              Neuberger Berman, 1999 to 2003; Vice
                                                                              President, fifteen registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator (three
                                                                              since 2000, four since 2002, three since
                                                                              2003, four since 2004 and one since 2005)
                                                                              and one registered investment company for
                                                                              which Lehman Brothers Asset Management Inc.
                                                                              acts as investment adviser (since 2006).

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)(3)
--------------------------                        ---------------                  ---------------------------
Chamaine Williams (35)                  Chief Compliance Officer since 2005   Vice President, Lehman Brothers Inc. since
                                                                              2003; Chief Compliance Officer, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (fifteen since 2005) and one
                                                                              registered investment company for which
                                                                              Lehman Brothers Asset Management Inc. acts
                                                                              as investment adviser (since 2005); Chief
                                                                              Compliance Officer, Lehman Brothers Asset
                                                                              Management Inc. since 2003; Chief Compliance
                                                                              Officer, Lehman Brothers Alternative
                                                                              Investment Management LLC since 2003;
                                                                              formerly, Vice President, UBS Global Asset
                                                                              Management (US) Inc. (formerly, Mitchell
                                                                              Hutchins Asset Management, a wholly-owned
                                                                              subsidiary of PaineWebber Inc.), 1997 to
                                                                              2003.

   (1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

   (2)Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

   (3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES
---------------------

      The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;
(d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full

Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met seven times.

      ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met three times.

      EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee did not meet.

      GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are
C. Anne Harvey (Chairwoman), Robert A. Kavesh, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2[nd] Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2006, the Committee met two times.

      PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met four times.

      INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2006, the Committee met two times.

      The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on a method the Board of Trustees finds reasonable.

      The following table sets forth information concerning the compensation of Fund Trustees. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

                             TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 8/31/06
                         -----------------------------

                                                                     TOTAL COMPENSATION FROM
                                              AGGREGATE            INVESTMENT COMPANIES IN THE
                                             COMPENSATION                NEUBERGER BERMAN
NAME AND POSITION WITH THE TRUST             FROM THE TRUST       FUND COMPLEX PAID TO FUND TRUSTEES
--------------------------------             --------------       ----------------------------------
INDEPENDENT FUND TRUSTEES
John Cannon                                     $31,190                      $109,242
Trustee

Faith Colish                                    $29,489                      $102,416
Trustee

C. Anne Harvey                                  $29,489                      $102,416
Trustee

Robert A. Kavesh                                $29,489                      $102,416
Trustee

Howard A. Mileaf                                $31,190                      $109,242
Trustee

Edward I. O'Brien                               $29,489                      $102,416
Trustee

William E. Rulon                                $29,489                      $102,416
Trustee

Cornelius T. Ryan                               $32,613                      $114,133
Trustee

Tom D. Seip                                     $33,648                      $119,032
Trustee


                                                                     TOTAL COMPENSATION FROM
                                              AGGREGATE            INVESTMENT COMPANIES IN THE
                                             COMPENSATION                NEUBERGER BERMAN
NAME AND POSITION WITH THE TRUST             FROM THE TRUST       FUND COMPLEX PAID TO FUND TRUSTEES
--------------------------------             --------------       ----------------------------------
Candace L. Straight                             $29,489                      $102,416
Trustee

Peter P. Trapp                                  $31,557                      $109,242
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                       $0                            $0
Trustee

Peter E. Sundman                                     $0                            $0
Trustee

      On December 1, 2006, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

OWNERSHIP OF SECURITIES
-----------------------

    Set forth below is the dollar range of equity securities owned by each Fund Trustee as of February 3, 2006.

------------------------------------------------------------------------------------------------------------------------------------
                   Century  Fasciano  Focus  Genesis  Guardian  International  International    Manhattan  Millennium
                   Fund     Fund      Fund   Fund     Fund      Fund           Institutional    Fund       Fund
                                                                               Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John
Cannon             A        D          A      A        A         E              A                A          A

Faith
Colish             B        B          B      D        B         B              A                A          B

C. Anne
Harvey             A        C          A      A        A         A              A                A          A

Robert A.
Kavesh             A        A          C      A        A         A              A                A          C

Howard A.
Mileaf             B        C          C      B        A         D              A                A          A

Edward I.
O'Brien            A        A          C      D        C         A              A                D          A

William E.
Rulon              A        A          A      A        A         A              A                B          A

Cornelius
T. Ryan            A        A          A      A        A         A              A                A          A

Tom D.
Seip               A        C          B      A        A         E              A                A          A

Candace L.
Straight           A        A          E      E        E         D              A                C          A

Peter P.
Trapp              A        A          C      A        A         D              A                A          A
------------------------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
Jack L.
Rivkin             A        A         A       A       A         A               A                A          A
Peter E.
Sundman            C        A         D       D       C         C               A                C          D
------------------------------------------------------------------------------------------------------------------------------------
      A = NONE; B = $1-$10,000; C = $10,000 - $50,000; D = $50,000-$100,000; E = OVER $100,000

------------------------------------------------------------------------------------------------------------------------------------
                                   Socially     Real
             Partners   Regency    Responsive   Estate
             Fund       Fund       Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John
Cannon       D           C         A            A

Faith
Colish       B           B         B            B

C. Anne
Harvey       A           A         C            A

Robert A.
Kavesh       A           A         A            A

Howard A.
Mileaf       A           B         A            B

Edward I.
O'Brien      E           A         A            A

William E.
Rulon        A           A         A            A

Cornelius
T. Ryan      A           A         A            A

Tom D.
Seip         C           A         C            A

Candace L.
Straight     A           A         A            A

Peter P.
Trapp        A           C         A            A
------------------------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
Jack L.
Rivkin       A           A         A            A

Peter E.
Sundman      D           A         A            E
------------------------------------------------------------------------------------------------------------------------------------
      A = NONE; B = $1-$10,000; C = $10,000 - $50,000; D = $50,000-$100,000; E = OVER $100,000

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the Neuberger Berman Fund Family.
-------------------------------------------------------------------------------
                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                       REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE        FAMILY OF INVESTMENT COMPANIES*
-------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
-------------------------------------------------------------------------------
John Cannon                                                   Over $100,000
Faith Colish                                                  Over $100,000
C. Anne Harvey                                             $50,00O-$100,000
Robert A. Kavesh                                            $10,000-$50,000
Howard A. Mileaf                                              Over $100,000
Edward I. O'Brien                                             Over $100,000
William E.Rulon                                                  $1-$10,000
Cornelius T. Ryan                                             Over-$100,000
Tom D. Seip                                                   Over $100,000
Candace L. Straight                                           Over $100,000
Peter P. Trapp                                                Over-$100,000
-------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
-------------------------------------------------------------------------------
Jack L. Rivkin                                                None
Peter E. Sundman                                              Over $100,000
-------------------------------------------------------------------------------
   * Valuation as of February 3, 2006.

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES

      No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

               INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

   NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

      NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

      NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to six administration agreements with the Trust, one for each class dated October 31, 2003, one for the Trust Class dated July 25, 2006, and one for the Institutional Class dated June 13, 2005 (each an "Administration Agreement"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

      Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers, such as brokers, banks, or pension administrators ("Institutions"). NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or Institutions in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the Institutions solicit and gather shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

      NB Management enters into administrative services agreements with third parties, including investment providers, pursuant to which it compensates such third parties for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

      From time to time, a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

      Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

      For investment management services, each Fund (except Neuberger Berman FASCIANO, GENESIS, MILLENNIUM, INTERNATIONAL, INTERNATIONAL INSTITUTIONAL and REAL ESTATE Funds) pays NB Management a fee at the annual rate of 0.550% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion. Neuberger Berman GENESIS Fund and Neuberger Berman MILLENNIUM Fund pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman INTERNATIONAL Fund and Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund each pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Neuberger Berman FASCIANO Fund pays NB Management a management fee at an annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion. Neuberger Berman REAL ESTATE Fund pays NB Management a management fee at the annual rate of 0.85% of the Fund's average daily net assets.

      For administrative services, the Investor Class of each Fund except Neuberger Berman FASCIANO Fund pays NB Management a fee at the annual rate of 0.26% (0.15% for Neuberger Berman FASCIANO Fund) of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

      During the fiscal years ended August 31, 2006, 2005 and 2004, the Investor Class of each Fund accrued management and administration fees as follows:

                            MANAGEMENT AND ADMINISTRATION FEES
                                ACCRUED FOR FISCAL YEARS
INVESTOR CLASS                       ENDED AUGUST 31

                                2006            2005            2004
                                ----            ----            ----
 CENTURY                     $87,051        $100,186        $135,224

 FASCIANO                 $5,176,635      $4,563,041      $3,285,013

 FOCUS                    $8,628,475      $9,357,984     $10,501,867

 GENESIS                 $17,680,906     $14,422,878     $12,241,518

 GUARDIAN                $10,628,489     $10,326,432     $10,021,988

 INTERNATIONAL            $8,404,302      $3,293,906      $1,292,973

 MANHATTAN                $2,898,453      $2,651,942      $2,637,553

 MILLENNIUM                 $551,865        $506,703        $603,257

 PARTNERS                $14,861,648     $11,095,295      $9,796,758

 REGENCY                    $886,037        $518,718        $204,343

 SOCIALLY RESPONSIVE      $3,193,275      $2,180,585      $1,405,081

      For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Fund Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain of the Funds; see "Distribution Arrangements," below.)

      During the fiscal years ended August 31, 2006, 2005 and 2004, the Trust Class of each Fund accrued management and administration fees as follows:

                                MANAGEMENT AND ADMINISTRATION FEES
                                    ACCRUED FOR FISCAL YEARS
TRUST CLASS                             ENDED AUGUST 31

                                    2006            2005            2004
                                    ----            ----            ----
 FOCUS                        $1,271,484      $2,126,585      $3,204,119

 GENESIS                     $70,941,287     $54,349,662     $39,155,598

 GUARDIAN                     $1,476,830      $1,751,768      $2,644,866

 INTERNATIONAL                $7,118,563      $1,211,079         $74,561

 INTERNATIONAL LARGE CAP         $4,346*           N/A**           N/A**

 MANHATTAN                       $67,455         $84,909        $117,235

 MILLENNIUM                      $41,609         $35,396         $49,605

 PARTNERS                     $6,956,601      $3,346,204      $2,698,175

 REAL ESTATE                    $740,837        $537,077        $475,331

 REGENCY                        $507,537        $241,443        $126,510

 SOCIALLY RESPONSIVE          $1,745,287        $682,505        $352,458

* From August 1, 2006 (commencement of operations) to August 31, 2006.
** There is no data because this Class of the Fund had not commenced operations.

      During the fiscal years ended August 31, 2006, 2005 and 2004, the Advisor Class of each Fund accrued management and administration fees as follows:

                     MANAGEMENT AND ADMINISTRATION FEES
                         ACCRUED FOR FISCAL YEARS
ADVISOR CLASS                ENDED AUGUST 31

                         2006           2005           2004
                         ----           ----           ----
 FASCIANO            $412,630       $302,464       $196,353

 FOCUS               $287,741       $366,279       $375,183

 GENESIS           $7,395,821     $5,757,011     $4,188,811

 GUARDIAN              $8,994        $34,017       $127,221

 MANHATTAN            $12,026        $11,675        $20,925

 MILLENNIUM           $20,989         $9,109         $5,668

 PARTNERS          $3,161,269       $255,896       $213,375


      For administrative services, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of that Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Fund Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

      During the fiscal years ended August 31, 2006, 2005 and 2004, each Fund accrued management and administration fees as follows:

                         MANAGEMENT AND ADMINISTRATION FEES
                              ACCRUED FOR FISCAL YEARS
INSTITUTIONAL CLASS             ENDED AUGUST 31

                              2006          2005           2004
                              ----          ----           ----
 GENESIS               $17,059,686   $10,654,121     $6,794,919

 PARTNERS                 $23,948*         N/A**          N/A**

* From June 7, 2006 (commencement of operations) to August 31, 2006.
** There is no data because this Class of the Fund had not commenced operations.

                               MANAGEMENT AND ADMINISTRATION FEES
                                    ACCRUED FOR FISCAL YEARS
                                         ENDED AUGUST 31

                                           2006          2005      2004
                                           ----          ----      ----
 INTERNATIONAL                       $3,230,675      $69,592*     N/A**
 INSTITUTIONAL

* From June 17, 2005 (commencement of operations) to August 31, 2005. ** There is no data because the Fund had not commenced operations.

CONTRACTUAL FEE CAP
-------------------

      NB Management has undertaken to forgo current payment of certain fees or provide certain reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a fund-by-fund and class-by-class basis.

INVESTOR CLASS
--------------

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of Neuberger Berman INTERNATIONAL Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed, in the aggregate, 1.40% per annum of INTERNATIONAL Investor Class' average daily net assets. This contractual undertaking lasts until August 31, 2010. INTERNATIONAL Fund Investor Class has contractually undertaken to repay NB Management for the for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.40% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense. During the fiscal year ended August 31, 2006, INTERNATIONAL Fund Investor Class repaid NB Management $98,054 of expenses that NB Management reimbursed to the Fund.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of Neuberger Berman MILLENNIUM Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed, in the aggregate, 1.30% per annum of MILLENNIUM Investor Class' average daily net assets. This contractual undertaking lasts until August 31, 2017. MILLENNIUM Fund Investor Class has contractually undertaken to repay NB Management for the for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.30% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of each of Neuberger Berman CENTURY Fund and Neuberger Berman REGENCY Fund so that the total operating expenses of each Fund's Trust Class are limited to 1.50% per annum of the Investor Class' average daily net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This undertaking lasts until August 31, 2017. The Investor Class of each of Neuberger Berman CENTURY Fund and Neuberger Berman REGENCY Fund has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense. During the fiscal year ended August 31, 2005, REGENCY Fund Investor Class repaid NB Management $9,951 of expenses that NB Management reimbursed to the Fund.

                                   Amount of Total Operating Expenses
                                     Reimbursed by NB Management
INVESTOR CLASS                      for Fiscal Years Ended August 31

 FUND                                  2006        2005       2004
 ----                                  ----        ----       ----
 CENTURY                           $109,822    $107,921    $93,790

 INTERNATIONAL                           $0     $80,064         $0

 MILLENNIUM                        $141,506     $86,111    $30,041


TRUST CLASS
-----------

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of each of Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman PARTNERS Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund so that the total operating expenses of each Fund's Trust Class are limited to 1.50% per annum of the Trust Class' average daily net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This undertaking lasts until August 31, 2010. The Trust Class of each of Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman PARTNERS Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of Neuberger Berman ALL CAP GROWTH Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.10% per annum of the ALL CAP GROWTH Trust Class' average daily net assets. This undertaking lasts until August 31, 2010. ALL CAP GROWTH Fund's Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.10% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of Neuberger Berman INTERNATIONAL LARGE CAP Fund so that the total operating expenses of the Trust Class (excluding interest, taxes, brokerage commissions and extraordinary expenses) are limited to 1.25% per annum of the Trust Class' average daily net assets. This undertaking lasts until August 31, 2010. Neuberger Berman INTERNATIONAL LARGE CAP Fund's Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.25% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of Neuberger Berman INTERNATIONAL Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% until August 31, 2007 and 2.00% thereafter per annum of INTERNATIONAL Trust Class' average daily net assets. This undertaking lasts until August 31, 2017. INTERNATIONAL Fund Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense. During the fiscal year ended August 31, 2006, INTERNATIONAL Fund Trust Class repaid NB Management $27,679 of expenses that NB Management reimbursed to the Fund.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of Neuberger Berman MILLENNIUM Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.40% per annum of MILLENNIUM Trust Class' average daily net assets. This undertaking lasts until August 31, 2017. MILLENNIUM Fund Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.40% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of Neuberger Berman REGENCY Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.25% per annum of REGENCY Trust Class' average daily net assets. This undertaking lasts until August 31, 2017. The REGENCY Fund Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.25% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of Neuberger Berman REAL ESTATE Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of REAL ESTATE Trust Class' average daily net assets. This undertaking lasts until August 31, 2017. The REAL ESTATE Fund Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      In addition, effective December 20, 2005, NB Management has voluntarily undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of Neuberger Berman REAL ESTATE Fund so that the total annual operating expenses of Trust Class are limited to 0.99% per annum of average daily net assets. This undertaking, which is terminable by NB Management upon notice to Neuberger Berman REAL ESTATE Fund, is in addition to the contractual undertaking described in the paragraph above.

                                Amount of Total Operating Expenses
                                   Reimbursed by NB Management
TRUST CLASS                     for Fiscal Years Ended August 31

 FUND                            2006       2005       2004
 ----                            ----       ----       ----

 INTERNATIONAL                     $0    $13,523         $0

 INTERNATIONAL LARGE CAP    $165,601*      N/A**      N/A**

 MILLENNIUM                   $27,860    $22,476    $18,588

 REAL ESTATE                 $477,540   $161,095   $175,965

 REGENCY                      $38,694     $4,161    $21,748

* From August 1, 2006 (commencement of operations) to August 31, 2006.
** There is no data because this Class of the Fund had not commenced operations.

ADVISOR CLASS
-------------

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Advisor Class of each of Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman MANHATTAN Fund and Neuberger Berman PARTNERS Fund so that the total operating expenses of each Fund's Adviser Class are limited to 1.50% per annum of the Advisor Class' average daily net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). This undertaking lasts until August 31, 2017. The Advisor Class of each such Fund has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause its total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Advisor Class of Neuberger Berman FASCIANO Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.90% per annum of FASCIANO Advisor Class' average daily net assets. This undertaking lasts until August 31, 2017. The FASCIANO Fund Advisor Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.90% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      In addition, NB Management has voluntarily undertaken to forgo current payment of fees and/or reimburse certain expenses of the Advisor Class of Neuberger Berman FASCIANO Fund so that the total annual operating expenses of Advisor Class are limited to 1.50% per annum of average daily net assets. This undertaking, which is terminable by NB Management upon notice to Neuberger Berman FASCIANO Fund, is in addition to the contractual undertaking described in the paragraph above.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Advisor Class of Neuberger Berman MILLENNIUM Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.60% per annum of MILLENNIUM Advisor Class' average daily net assets. This undertaking lasts until August 31, 2017. The MILLENNIUM Fund Advisor Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.60% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      The table below shows the amounts reimbursed by NB Management pursuant to these arrangements:

                                     Amount of Total Operating Expenses
                                      Reimbursed by NB Management
ADVISOR CLASS                         for Fiscal Years Ended August 31

 FUND                                  2006        2005       2004
 ----                                  ----        ----       ----
 FASCIANO                           $48,682     $39,311    $25,925

 GUARDIAN                           $16,546      $7,001         $0

 MANHATTAN                          $17,364     $17,098    $14,667

 MILLENNIUM                         $25,052     $19,812    $19,780


INSTITUTIONAL CLASS
-------------------

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of each of Neuberger Berman ALL CAP GROWTH Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund so that the total operating expenses of each Fund's Institutional Class are limited to 0.90% per annum of the Institutional Class' average daily net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This undertaking lasts until August 31, 2010. The Institutional Class of each of Neuberger Berman ALL CAP GROWTH Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.90% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of REAL ESTATE Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.95% per annum of REAL ESTATE Fund Institutional Class' average daily net assets. This undertaking lasts until August 31, 2017. REAL ESTATE Fund Institutional Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.95% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of GENESIS Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.85% per annum of GENESIS Fund Institutional Class' average daily net assets. This undertaking lasts until August 31, 2017. GENESIS Fund Institutional Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.85% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense. During the fiscal years ended August 31, 2005 and August 31, 2006, GENESIS Fund Institutional Class repaid NB Management, respectively, $148 and $124,980 of expenses that NB Management reimbursed to the Fund.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of REGENCY Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.75% per annum of REGENCY Fund Institutional Class' average daily net assets. This undertaking lasts until August 31, 2010. REGENCY Fund Institutional Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.75% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of PARTNERS Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.70% per annum of PARTNERS Fund Institutional Class' average daily net assets. This undertaking lasts until August 31, 2010. PARTNERS Fund Institutional Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.70% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of FASCIANO Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.95% per annum of FASCIANO Fund Institutional Class' average daily net assets. This undertaking lasts until August 31, 2010. FASCIANO Fund Institutional Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.95% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of each of Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund so that the total operating expenses of each Fund's Institutional Class are limited to 0.65% per annum of the Institutional Class' average daily net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This undertaking lasts until August 31, 2010. The

Institutional Class of each of Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.65% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of MANHATTAN Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.75% per annum of MANHATTAN Fund Institutional Class' average daily net assets. This undertaking lasts until August 31, 2010. MANHATTAN Fund Institutional Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.95% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of MILLENNIUM Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.85% per annum of MILLENNIUM Fund Institutional Class' average daily net assets. This undertaking lasts until August 31, 2010. MILLENNIUM Fund Institutional Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.85% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      The table below shows the amounts reimbursed by NB Management pursuant to these arrangements:

                                        Amount of Total Operating Expenses
 INSTITUTIONAL                             Reimbursed by NB Management
 CLASS                                 for Fiscal Years Ended August 31

 FUND                                   2006      2005        2004
 ----                                   ----      ----        ----

 GENESIS                                  $0        $0     $37,095

 PARTNERS                           $10,130*     N/A**       N/A**

* From June 7, 2006 (commencement of operations) to August 31, 2006.
** There is no data because this Class of the Fund had not commenced operations.

INTERNATIONAL INSTITUTIONAL FUND

      NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.85% per annum of INTERNATIONAL INSTITUTIONAL Fund's average daily net assets. This undertaking lasts until August 31, 2017. INTERNATIONAL INSTITUTIONAL Fund has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.85% of average net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

      The table below shows the amounts reimbursed by NB Management pursuant to these arrangements:

                             Amount of Total Operating Expenses
                                Reimbursed by NB Management
                              for Fiscal Years Ended August 31

 FUND                                 2006         2005    2004
 ----                                 ----         ----    ----

 INTERNATIONAL                      $1,114,659    $142,722*   N/A**
 INSTITUTIONAL

* From June 17, 2005 (commencement of operations) to August 31, 2005. ** There is no data because the Fund had not commenced operations.


ALL CLASSES
-----------

      The Management Agreement continues until October 31, 2007. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2006. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

      The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER
-----------

      NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

      The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

      The Sub-Advisory Agreement continues until October 31, 2007 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

      Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Portfolio manager information
-----------------------------

      Other accounts managed
      ----------------------

      The table below lists the Portfolio Manager(s) of each Fund and the Funds in the Trust for which the Portfolio Manager has day-to-day management responsibility as of August 31, 2006.

-----------------------------------------------------------------------------
PORTFOLIO MANAGER FUND(S) MANAGED
-----------------------------------------------------------------------------
MICHAEL L. BOWYER         Neuberger Berman GENESIS Fund
-------------------       ---------------------------------------------------
STEVEN R. BROWN           Neuberger Berman REAL ESTATE Fund
-------------------       ---------------------------------------------------
DAVID H. BURSHTAN         Neuberger Berman ALL CAP GROWTH Fund
                          Neuberger Berman MILLENNIUM Fund
-------------------       ---------------------------------------------------
ROBERT B. CORMAN          Neuberger Berman FOCUS Fund
-------------------       ---------------------------------------------------

ROBERT W. D'ALELIO        Neuberger Berman GENESIS Fund
-------------------       ---------------------------------------------------
INGRID S. DYOTT           Neuberger Berman GUARDIAN Fund
                          Neuberger Berman SOCIALLY RESPONSIVE Fund
-------------------       ---------------------------------------------------
MICHAEL FASCIANO          Neuberger Berman FASCIANO Fund
-------------------       ---------------------------------------------------
KRISTINA KALEBICH         Neuberger Berman ALL CAP GROWTH Fund
-------------------       ---------------------------------------------------
MILU E. KOMER             Neuberger Berman INTERNATIONAL Fund
                          Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund
                          Neuberger Berman INTERNATIONAL LARGE CAP Fund
-------------------       ---------------------------------------------------
SAJJAD S. LADIWALA        Neuberger Berman GUARDIAN Fund
                          Neuberger Berman SOCIALLY RESPONSIVE FUND
-------------------       ---------------------------------------------------
ARTHUR MORETTI            Neuberger Berman GUARDIAN Fund
                          Neuberger Berman SOCIALLY RESPONSIVE FUND
-------------------       ---------------------------------------------------
S. BASU MULLICK           Neuberger Berman PARTNERS Fund
                          Neuberger Berman REGENCY Fund
-------------------       ---------------------------------------------------
BRETT S. REINER           Neuberger Berman GENESIS Fund
-------------------       ---------------------------------------------------
BENJAMIN SEGAL            Neuberger Berman INTERNATIONAL Fund
                          Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund
                          Neuberger Berman INTERNATIONAL LARGE CAP Fund
-------------------       ---------------------------------------------------
STEVE SHIGEKAWA           Neuberger Berman REAL ESTATE Fund
-------------------       ---------------------------------------------------
KENNETH J. TUREK          Neuberger Berman ALL CAP GROWTH Fund
                          Neuberger Berman CENTURY Fund
                          Neuberger Berman MANHATTAN Fund
-------------------       ---------------------------------------------------
JUDITH M. VALE            Neuberger Berman GENESIS Fund
-------------------       ---------------------------------------------------
JOHN J. ZIELINSKI         Neuberger Berman ALL CAP GROWTH Fund
                          Neuberger Berman CENTURY Fund
-------------------       ---------------------------------------------------

      The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2006.

                                                 NUMBER OF ACCOUNTS    ASSETS MANAGED FOR
                  NUMBER OF    TOTAL ASSETS      MANAGED FOR WHICH     WHICH ADVISORY FEE IS
                  ACCOUNTS       MANAGED          ADVISORY FEE IS       PERFORMANCE-BASED
TYPE OF ACCOUNT   MANAGED     ($ MILLIONS)       PERFORMANCE-BASED       ($ MILLIONS)

MICHAEL L. BOWYER

Registered             1         $11,119               -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 377        $2,398                -                       -
Accounts**

STEVEN R. BROWN

Registered             4         $2,421                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 96         $1,128                -                       -
Accounts**

DAVID H. BURSHTAN

Registered             1           $52                 -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                  3           $70                 -                       -
Accounts**

ROBERT B. CORMAN

Registered             2         $1,236                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                  -            -                  -                       -
Accounts**

ROBERT W. D'ALELIO

Registered             1         $11,119               -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 377        $2,398                -                       -
Accounts**

INGRID S. DYOTT

Registered             4         $2,709                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

                                       73

Other                 595         $513                 -                       -
Accounts**

MICHAEL FASCIANO

Registered             2          $541                 -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                1,580       $1,349                -                       -
Accounts**

KRISTINA KALEBICH

Registered             5         $1,334                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 28          $648                 -                       -
Accounts**

MILU E. KOMER

Registered             4         $2,614                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                1,640       $2,502                -                       -
Accounts**

SAJJAD S. LADIWALA

Registered             4         $2,709                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 595         $513                 -                       -
Accounts**

ARTHUR MORETTI

Registered             4         $2,709                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 595         $513                 -                       -
Accounts**

S. BASU MULLICK

Registered             4         $4,851                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 10         $3,226                -                       -
Accounts**



                                       74

BRETT S. REINER

Registered             1         $11,119               -                       -
Investment
Companieso

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 377        $2,398                -                       -
Accounts**

BENJAMIN SEGAL

Registered             4         $2,614                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                1,640       $2,502                -                       -
Accounts**

STEVE SHIGEKAWA

Registered             4         $2,421                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 96         $1,128                -                       -
Accounts**

KENNETH J. TUREK

Registered             3         $1,271                -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 24          $575                 -                       -
Accounts**

JUDITH M. VALE

Registered             1         $11,119               -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                 377        $2,398                -                       -
Accounts**

JOHN J. ZIELINSKI

Registered             1           $11                 -                       -
Investment
Companies*

Other Pooled           -            -                  -                       -
Investment
Vehicles

Other                  1           $3                  -                       -
Accounts**


*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

      CONFLICTS OF INTEREST
      ---------------------

      Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      COMPENSATION
      ------------

      A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

      NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

      In addition, there are additional stock and option award programs available.

      NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

      OWNERSHIP OF SECURITIES
      -----------------------

      Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages as of August 31, 2006.

----------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                   FUND(S) MANAGED                                  DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES
                                                                                    OWNED IN THE FUND
----------------------------------------------------------------------------------------------------------
Michael L. Bowyer               Neuberger Berman GENESIS Fund                              F
----------------------------------------------------------------------------------------------------------
Steven R. Brown                 Neuberger Berman REAL ESTATE Fund                          E
----------------------------------------------------------------------------------------------------------
David H. Burshtan               Neuberger Berman ALL CAP GROWTH Fund                      N/A
                                Neuberger Berman MILLENNIUM Fund                           E
----------------------------------------------------------------------------------------------------------
Robert B. Corman                Neuberger Berman FOCUS Fund                                E
----------------------------------------------------------------------------------------------------------
Robert W. D'Alelio              Neuberger Berman GENESIS Fund                              F
----------------------------------------------------------------------------------------------------------
Ingrid S. Dyott                 Neuberger Berman GUARDIAN Fund                             E
                                Neuberger Berman SOCIALLY RESPONSIVE Fund                  E
----------------------------------------------------------------------------------------------------------
Michael Fasciano                Neuberger Berman FASCIANO Fund                             G
----------------------------------------------------------------------------------------------------------
Kristina Kalebich               Neuberger Berman ALL CAP GROWTH Fund                      N/A
----------------------------------------------------------------------------------------------------------
Milu E. Komer                   Neuberger Berman INTERNATIONAL Fund                        B
                                Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund          A
                                Neuberger Berman INTERNATIONAL LARGE CAP Fund             N/A
----------------------------------------------------------------------------------------------------------
Sajjad S. Ladiwala              Neuberger Berman GUARDIAN Fund                             D
                                Neuberger Berman SOCIALLY RESPONSIVE Fund                  D
----------------------------------------------------------------------------------------------------------
Arthur Moretti                  Neuberger Berman GUARDIAN Fund                             E
                                Neuberger Berman SOCIALLY RESPONSIVE Fund                  F
----------------------------------------------------------------------------------------------------------
S. Basu Mullick                 Neuberger Berman PARTNERS Fund                             E
                                Neuberger Berman REGENCY Fund                              A
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Brett S. Reiner                 Neuberger Berman GENESIS Fund                              E
----------------------------------------------------------------------------------------------------------
Benjamin Segal                  Neuberger Berman INTERNATIONAL Fund                        E
                                Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund          A
                                Neuberger Berman INTERNATIONAL LARGE CAP Fund             N/A
----------------------------------------------------------------------------------------------------------
Steve Shigekawa                 Neuberger Berman REAL ESTATE Fund                          A
----------------------------------------------------------------------------------------------------------
Kenneth J. Turek                Neuberger Berman ALL CAP GROWTH Fund                      N/A
                                Neuberger Berman CENTURY Fund                              A
                                Neuberger Berman MANHATTAN Fund                            A
----------------------------------------------------------------------------------------------------------
Judith M. Vale                  Neuberger Berman GENESIS Fund                              F
----------------------------------------------------------------------------------------------------------
John J. Zielinski               Neuberger Berman ALL CAP GROWTH Fund                      N/A
                                Neuberger Berman CENTURY Fund                              A
----------------------------------------------------------------------------------------------------------

      A = NONE                                         E = $100,001-$500,000

      B = $1-$10,000                                   F = $500,001-$1,000,000

      C = $10,001 - $50,000                            G = OVER $1,000,001

      D =$50,001-$100,000



OTHER INVESTMENT COMPANIES MANAGED
----------------------------------

      The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

      There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

      The Funds, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

      Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

      Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                           DISTRIBUTION ARRANGEMENTS


      Each Fund offers the classes of shares shown below:

FUND                           INVESTOR    TRUST     ADVISOR   INSTITUTIONAL
----                           CLASS       CLASS     CLASS        CLASS
                               -----       -----     -----        -----
--------------------------------------------------------------------------------
ALL CAP GROWTH                               X                      X
--------------------------------------------------------------------------------
CENTURY                           X
--------------------------------------------------------------------------------
FASCIANO                          X                       X         X
--------------------------------------------------------------------------------
FOCUS                             X          X            X         X
--------------------------------------------------------------------------------
GENESIS                           X          X            X         X
--------------------------------------------------------------------------------
GUARDIAN                          X          X            X         X
--------------------------------------------------------------------------------
INTERNATIONAL                     X          X
--------------------------------------------------------------------------------
INTERNATIONAL
INSTITUTIONAL                                                       X
--------------------------------------------------------------------------------
INTERNATIONAL LARGE
CAP                                          X                      X
--------------------------------------------------------------------------------
MANHATTAN                         X          X            X         X
--------------------------------------------------------------------------------
MILLENNIUM                        X          X            X         X
--------------------------------------------------------------------------------
PARTNERS                          X          X            X         X
--------------------------------------------------------------------------------
REAL ESTATE                                  X                      X
--------------------------------------------------------------------------------
REGENCY                           X          X                      X
--------------------------------------------------------------------------------
SOCIALLY RESPONSIVE               X          X                      X
--------------------------------------------------------------------------------


DISTRIBUTOR
-----------

      NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class, Advisor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class (with the exception of Neuberger Berman REAL ESTATE Fund, Neuberger Berman ALL CAP GROWTH Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund, whose shares are also sold directly to investors), Advisor Class, and Neuberger Berman GENESIS Fund Institutional Class are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

      In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund's Advisor Class and Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

      For each Fund that is sold directly to investors (currently the Funds in the Investor Class and certain Funds in the Trust and Institutional Classes), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

      [NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

      Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

      [In addition, NB Management may pay for: placing the Funds on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.]

      [The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof.] The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

      Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

      In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. [Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.]

      NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.]

      The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, the Institutional Class, and the Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class and the Trust Class of each Fund (except the Trust Class of Neuberger Berman GENESIS, Neuberger Berman MANHATTAN and Neuberger Berman INTERNATIONAL Funds, as to which there is a Distribution Agreement) ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2007. The

Distribution Agreements may be renewed  annually  if  specifically  approved  by
(1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

DISTRIBUTION PLAN (TRUST CLASS ONLY)
------------------------------------

       The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to the Trust Class of Neuberger Berman ALL CAP GROWTH Fund, Neuberger Berman FOCUS, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS, Neuberger Berman REAL ESTATE, Neuberger Berman REGENCY, and Neuberger Berman SOCIALLY RESPONSIVE Funds. The Plan provides that the Funds will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class's plan complies with these rules.

      The table below sets forth the amount of fees accrued for the Funds indicated below:

 TRUST CLASS                              Period Ended August 31,
 FUND                                2006           2005            2004
 ----                                ----           ----            ----

 FOCUS                           $141,878       $239,013        $364,440

 GUARDIAN                        $166,362       $197,414        $298,753

 INTERNATIONAL LARGE CAP            $457*          N/A**           N/A**

 MILLENNIUM                        $3,330         $2,832          $3,978

 PARTNERS                        $812,900       $381,518        $304,626

 REAL ESTATE                      $59,267        $42,966         $38,026

 TRUST CLASS                              Period Ended August 31,
 FUND                                2006           2005            2004
 ----                                ----           ----            ----

 REGENCY                          $53,392        $25,435         $13,312

 SOCIALLY RESPONSIVE             $187,286        $72,304         $37,108

* From August 1, 2006 (commencement of operations) to August 31, 2006.
** There is no data because this Class of the Fund had not commenced operations.

DISTRIBUTION PLAN (ADVISOR CLASS ONLY)
--------------------------------------

       The Trust, on behalf of the Fund, has also adopted a Plan with respect to the Advisor Class of each Fund. The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class's plan complies with these rules.

      The table below sets forth the amount of fees accrued for the Funds indicated below:

 ADVISOR CLASS                    Period Ended August 31,

 FUND                        2006           2005          2004
 ----                        ----           ----          ----
 FASCIANO                   $82,648        $60,473       $39,283

 FOCUS                      $80,153       $102,854      $106,471

 GENESIS                 $1,743,132     $1,351,904      $978,477

 GUARDIAN                    $2,527         $9,606       $35,986

 MANHATTAN                   $3,195         $3,098        $5,546

 MILLENNIUM                  $4,190         $1,818        $1,118

 PARTNERS                  $923,686        $72,763       $60,289

      Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

      Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

      The Plans continue until October 31, 2007. The Plans are renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

      From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Advisor and Trust Class shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.


                        ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE (All Classes)
--------------------------------

      Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Class of the Funds are calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

      Each Fund (except Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Funds) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official

Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund each values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Each Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Fund Trustees believe accurately reflects fair value.

      Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

      Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund's securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund or Neuberger Berman INTERNATIONAL LARGE CAP Fund may be significantly affected on days when shareholders have no access to that Fund.

      If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

      If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

FINANCIAL INTERMEDIARIES
------------------------

      The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price to be calculated after the order has been "accepted" as defined in the Funds' prospectuses.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

      For each Fund that is sold directly to investors (currently the Funds in the Investor Class and certain Funds in the Trust and Institutional Classes), shareholders in that Fund ("Direct Shareholders") may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

      Automatic investing enables a Direct Shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a Direct Shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.


                        ADDITIONAL EXCHANGE INFORMATION

      As more fully set forth in the section of the Prospectuses entitled "Maintaining Your Account," if shareholders purchased a Fund's Advisor, Institutional, Investor, Neuberger Berman Investor, or Trust Class shares directly, they may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other Equity, Income, or Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other Fund(s) are met (for purposes of the exchange privilege, Neuberger Berman Investor Class and Investor Class are considered in the same class). Investor Class and Neuberger Berman Investor Class shares may also be exchanged for Trust Class shares of the Real Estate Fund, and Trust Class shares of the Real Estate Fund may be exchanged for Investor Class and Neuberger Berman Investor Class shares, provided that NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     An Institution may exchange the Fund's Advisor, Trust, or Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution. This privilege is not available for Lehman Brothers Institutional Class shareholders, Strategic Income Fund Institutional Class shareholders, International Institutional Fund shareholders, or Genesis Fund Institutional Class shareholders.

      Most  investment providers allow you to take advantage  of  the  Neuberger
Berman fund exchange  program.   Please  contact  your investment provider or NB
Management for further information on exchanging your shares.

EQUITY FUNDS
------------
    Neuberger Berman All Cap Growth Fund             Seeks growth of capital.  Invests  mainly in common  stocks of small-, mid-, and  large-capitalization  companies,  which it defines as those with a total market  capitalization  within the market  capitalization range of the  Russell  3000 Index.  The  Portfolio  Managers  employ a disciplined  investment strategy when selecting growth stocks, looking for  fast-growing  companies with above average sales and  competitive returns on equity relative to their peers.

    Neuberger Berman                                 Seeks  long-term  growth of  capital;  dividend  income is a secondary
    Century Fund                                     goal.   Invests  mainly  in  common  stocks  of   large-capitalization
                                                     companies.  The Portfolio  Manager seeks to buy companies  with strong historical and prospective earnings growth.

EQUITY FUNDS
------------
    Neuberger Berman                                 Seeks  long-term  capital  growth.  The  Portfolio  Manager  also  may
    Fasciano Fund                                    consider a company's  potential  for income  prior to selecting it for the Fund.  The Fund invests  mainly in the common  stocks of small-cap companies,  i.e.,  those  with a total  market  value of no more  than
                                                     $1.5 billion  at the time the Fund first invests in them. In selecting companies  that  the  Portfolio  Manager  believes  may  have  greater potential to  appreciate in price,  the Portfolio  Manager will invest the Fund in smaller  companies that are  under-followed  by major Wall
                                                     Street brokerage houses and large asset management firms.

    Neuberger Berman                                 Seeks  long-term  growth of capital.  Invests  mainly in common stocks
    Focus Fund                                       selected from 13  multi-industry  sectors of the economy.  To maximize potential  return,  the  Fund  normally  makes  90%  or  more  of  its investments  in not more  than six  sectors  of the  economy,  and may invest 50% or more of its assets in any one sector.

    Neuberger Berman                                 Seeks growth of capital.  Invests  mainly in stocks of companies  with
    Genesis Fund                                     small market  capitalizations  (no more than  $1.5 billion at the time of the Fund's  investment).  The  Portfolio  Managers  seek to buy the
    (This Fund is closed to new investors.)          stocks  of  undervalued  companies  whose  current  product  lines and balance sheets are strong.

    Neuberger Berman                                 Seeks  long-term  growth of capital and  secondarily,  current income.
    Guardian Fund                                    Invests  mainly in stocks  of mid- to  large-capitalization  companies that are well positioned and are undervalued in the market.

    Neuberger Berman                                 Seeks  long-term  capital   appreciation  by  investing  primarily  in
    International Fund                               foreign stocks of any capitalization,  both in developed economies and
                                                     in  emerging   markets.   The  Portfolio   Managers  seek  undervalued
    (This Fund is closed to new investors.)          companies in countries with strong potential for growth.

    Neuberger Berman International Institutional     Seeks  long-term  capital   appreciation  by  investing  primarily  in
    Fund                                             foreign stocks of any capitalization,  both in developed economies and
                                                     in  emerging   markets.   The  Portfolio   Managers  seek  undervalued
    (This Fund is closed to new investors.)          companies in countries with strong potential for growth.

EQUITY FUNDS
------------
    Neuberger Berman                                 Seeks long-term capital  appreciation by investing primarily in common
    International Large Cap Fund                     stocks  of  foreign  companies,  both in  developed  economies  and in emerging markets.  The Portfolio  Managers seek undervalued  companies in countries with strong potential for growth.

    Neuberger Berman                                 Seeks growth of capital.  Invests in  securities  believed to have the
    Manhattan Fund                                   maximum  potential  for  long-term  capital  appreciation.   Portfolio
                                                     Managers  seek  fast-growing  companies  with above  average sales and competitive  returns on equity  relative  to their  peers.  Factors in identifying  these  firms may  include  financial  strength,  a strong position  relative to competitors  and strong earnings growth relative to competitors.

    Neuberger Berman                                 Seeks  growth of  capital  by  investing  mainly  in common  stocks of
    Millennium Fund                                  small-capitalization  companies,  which it  defines  as  those  with a total market value of no more than  $2 billion  at the time of initial investment.  The Portfolio  Managers  take a growth  approach to stock selection,  looking  for fast  growing  companies  with above  average sales and  competitive  returns  on equity  relative  to their  peers.
                                                     Factors in identifying these firms may include financial  strength,  a strong  position  relative to competitors  and strong  earnings growth relative to competitors.

    Neuberger Berman                                 Seeks capital  growth through an approach that is intended to increase
    Partners Fund                                    capital  with  reasonable   risk.  The  Portfolio   Manager  looks  at
                                                     fundamentals,  focusing  particularly on cash flow, return on capital, and asset values.

    Neuberger Berman                                 Seeks total  return  through  investment  in real  estate  securities,
    Real Estate Fund                                 emphasizing both capital appreciation and current income.

    Neuberger Berman                                 Seeks  growth of capital by investing  primarily  in common  stocks of
    Regency Fund                                     mid-capitalization  companies  which the  Portfolio  Manager  believes have solid fundamentals.

    Neuberger Berman                                 Seeks  long-term  growth  of  capital  by  investing   primarily  in
    Socially Responsive Fund                         securities of companies that meet the Fund's financial  criteria and social policy.

INCOME FUNDS
------------
Neuberger Berman                                     A money  market  fund  seeking the highest  available  current  income
Cash Reserves                                        consistent   with   safety  and   liquidity.   The  Fund   invests  in
                                                     high-quality  money  market  instruments.  The Fund may also engage in reverse  repurchase  agreements  and securities  lending.  It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman                                     A U.S.  Government  money  market  fund  seeking  maximum  safety  and
Government Money Fund                                liquidity and the highest available  current income.  The Fund invests in securities  issued or guaranteed as to principal or interest by the
                                                     U.S.  Government,  its agencies and  instrumentalities  and repurchase agreements  on such  securities.  The Fund may also  engage in reverse repurchase  agreements and securities  lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman                                     Seeks high total returns  consistent  with capital  preservation.  The
High Income Bond Fund                                Fund normally  invests  primarily in a  diversified  portfolio of U.S.
                                                     intermediate-term,   high-yield   corporate  bonds,   including  those
                                                     sometimes known as "junk" bonds.

Lehman Brothers                                      Seeks to maximize  total return  through a  combination  of income and
Core Bond Fund                                       capital  appreciation.  The  Fund  normally  invests  in high  quality fixed-income  securities.  Corporate bonds,  commercial paper or bonds secured by assets such as home mortgages,  generally, must at least be an A*/;  bonds  issued  by the U.S.  Government  or its  agencies  are considered high quality.

Neuberger Berman                                     Seeks  the  highest  current  income   consistent  with  low  risk  to
Limited Maturity Bond Fund                           principal  and liquidity  and,  secondarily,  total  return.  The Fund invests in debt securities,  primarily  investment grade;  maximum 10%
                                                     below  investment  grade,  but no  lower  than  B.*/  Maximum  average duration of four years.

MUNICIPAL FUNDS
---------------
Neuberger Berman                                      Seeks high  current  tax-exempt  income  with low risk to  principal,
Municipal Securities Trust                            limited price  fluctuation,  and liquidity  and,  secondarily,  total return.  The Fund invests in investment  grade  municipal  securities with a maximum average duration of 10 years.

National Municipal Money Fund                         Seeks the highest available current income exempt from federal income tax that is consistent with safety and liquidity. The Fund normally invests at least 80% of its net assets in high-quality, short-term securities from municipal issuers around the country. The
                                                      Fund seeks to maintain a stable $1.00 share price.

Lehman Brothers Municipal Money Fund                  A money market fund seeking the maximum  current  income  exempt from federal income tax,  consistent  with safety and liquidity.  The Fund invests in high-quality,  short-term municipal  securities.  It seeks to maintain a constant purchase and redemption price of $1.00.

Lehman Brothers New York Municipal Money Fund         A money market fund seeking the highest available current income exempt from federal income tax and New York State and New York City personal income taxes that is consistent with safety and liquidity.
                                                      The Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New
                                                      York City personal income taxes. The Fund seeks to maintain a stable
                                                      $1.00 share price.

Tax-Free Money Fund                                   Seeks the highest available current income exempt from federal income tax and, to the extent possible, from the federal alternative minimum tax, that is consistent with safety and liquidity. The Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities. The Fund also normally invests at least 80% of its net assets in  securities  the  interest on which is not a preference item for federal  alternative  minimum tax purposes.
                                                      The Fund seeks to maintain a stable $1.00 share price.

[*/] As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

      Any of the Income Funds, Equity Funds or Municipal Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

      There can be no assurance that NATIONAL Municipal Money Fund, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman CASH RESERVES, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK Municipal Money Fund, or TAX-FREE Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced Funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

      Each of the Funds, except Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP and Neuberger Berman REAL ESTATE Funds may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP and Neuberger Berman REAL ESTATE Funds charge shareholders a redemption fee on exchanges of Fund shares held 60 days or less, the Funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

      o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

      o In certain extraordinary circumstances, such as the suspension of the redemption of the Fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.


                       ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

      The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

      Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value (All Classes)" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.


                       DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

      Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman REAL ESTATE Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

      Each Fund's dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash ("cash election"). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

      A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

      Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.


                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

      To qualify or continue to qualify for treatment as a RIC under the Code, each Fund - which is treated as a separate corporation for federal tax purposes
- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If a Fund (as noted above under "Investment Information -- Cash Management and Temporary Defensive Positions") invests cash collateral received in connection with securities lending in an unregistered fund, the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund's assets for purposes of determining the Fund's compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

      If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in each Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

      Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      For Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service ("Service") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of a Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that each will be able to do so.

      The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which a Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

      If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      Each of Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS, Neuberger Berman REAL ESTATE, Neuberger Berman REGENCY, and Neuberger Berman SOCIALLY RESPONSIVE Funds may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Each Fund may invest in ownership units (i.e., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Funds may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Funds under the Income Requirement. If a Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated the same under the Income Requirement as income described in the preceding paragraph.

      Income that each Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

      Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service recently issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

      The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

      A RIC with excess inclusion income is subject to rules identical to those in clauses (2), (3) (substituting "that are nominees" for "that are not disqualified organizations"), (4), and (5). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that for taxable years beginning after December 31, 2006, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

      Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The 2004 Act, however, created two categories of dividends, "short-term capital gain dividends" and "interest-related dividends," that, if properly designated by a Fund, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to the excess of net short-term capital gain over net long-term capital loss, computed with certain adjustments. "Interest-related dividends," are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning before January 1, 2008.

      As described in "Maintaining Your Account" in each Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.


                               FUND TRANSACTIONS

      Neuberger Berman and Lehman Brothers act as principal brokers for each Fund (except Neuberger Berman INTERNATIONAL Fund and Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund) in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. Neuberger Berman and Lehman Brothers may act as broker for Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund. A substantial portion of the Fund transactions of Neuberger Berman GENESIS and Neuberger Berman MILLENNIUM Funds involves securities traded on the OTC market; those Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

      For Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund, during the fiscal years ended 2004 and 2005 there was a reduction in the amount of brokerage transactions Neuberger Berman provided for the Funds and an increase in the amount of brokerage transactions Lehman Brothers provided for the Funds due to the merger between Lehman Brothers and Neuberger Berman.

      During the fiscal year ended August 31, 2004, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $1,029,848 of which $62,167 was paid to Neuberger Berman and $166,041 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $664,695 of which $350 was paid to Neuberger Berman and $111,455 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $439,122 of which $0 was paid to Neuberger Berman and $55,490 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 16.71% of the aggregate dollar amount of transactions involving the payment of commissions, and 12.64% of the aggregate brokerage commissions paid by the Fund. 100% of the $383,632 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $293,320,188) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940 Act).

      During the fiscal year ended August 31, 2004, Neuberger Berman GENESIS Fund paid brokerage commissions of $4,725,331, of which $241,355 was paid to Neuberger Berman and $780,899 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman GENESIS Fund paid brokerage commissions of $4,226,620, of which $1,064 was paid to Neuberger Berman and $778,956 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman GENESIS Fund paid brokerage commissions of $5,714,010 of which $5,391 was paid to Neuberger Berman and $833,943 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0.08% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.09% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 19.33% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.59% of the aggregate brokerage commissions paid by the Fund. 100% of the $4,874,676 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $3,504,978,385) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940 Act).

      During the fiscal year ended August 31, 2004, Neuberger Berman FOCUS Fund paid brokerage commissions of $2,349,516, of which $112,130 was paid to Neuberger Berman and $426,532 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,173,794, of which $5,928 was paid to Neuberger Berman and $222,812 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,063,510 of which $0 was paid to Neuberger Berman and $140,170 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 18.35% of the aggregate dollar amount of transactions involving the payment of commissions, and 13.18% of the aggregate brokerage commissions paid by the Fund. 100% of the $923,340 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $681,302,564) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund acquired securities of the following of its Regular B/Ds: Credit Suisse First Boston Corp., Merrill Lynch, Pierce, Fenner & Smith, Inc. and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Citigroup Global Markets, Inc. $88,830,000; Merrill Lynch, Pierce, Fenner & Smith, Inc. $128,762,000.

      During the fiscal year ended August 31, 2004, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $1,565,147 of which $194,038 was paid to Neuberger Berman and $211,141 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $1,064,328 of which $0 was paid to Neuberger Berman and $208,076 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $1,278,810 of which $0 was paid to Neuberger Berman and $204,203 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 23.76% of the aggregate dollar amount of transactions involving the payment of commissions, and 15.97% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,074,607 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $887,424,026) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund acquired securities of the following of its Regular B/Ds: Citigroup Global Markets, Inc., Goldman Sachs & Co. and State Street Bank and Trust Company, at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Citigroup Global Markets, Inc. $63,383,363; Goldman, Sachs & Co. $27,098,895; State Street Bank and Trust Company $61,886,520.

      During the fiscal year ended August 31, 2004, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,509,499 of which $33 was paid to Neuberger Berman and $628,704 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,180,514 of which $1,021 was paid to Neuberger Berman and $649,322 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,693,574 of which $2,385 was paid to Neuberger Berman and $485,393 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0.11% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.06% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 14.10% of the aggregate dollar amount of transactions involving the payment of commissions, and 13.14% of the aggregate brokerage commissions paid by the Fund. 100% of the $3,205,796 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,794,679,748) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund acquired securities of the following of its Regular B/Ds: Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Goldman, Sachs & Co. $65,628,975; Merrill Lynch, Pierce, Fenner & Smith, Inc. $55,037,205.

      During the fiscal year ended August 31, 2004, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $332,967, of which $32,234 was paid to Neuberger Berman and $51,042 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $351,039, of which $107 was paid to Neuberger Berman and $74,482 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $596,079 of which $677 was paid to Neuberger Berman and $97,724 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0.20% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.11% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 24.46% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.39% of the aggregate brokerage commissions paid by the Fund. 100% of the $497,678 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $359,947,382) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund acquired securities of the following of its Regular B/Ds: Citigroup Global Markets, Inc., Goldman, Sachs & Co. and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Citigroup Global Markets, Inc. $28,853,711; Goldman, Sachs & Co. $12,129,840; State Street Bank and Trust Company $54,152,305.

      During   the   fiscal   year  ended  August 31,  2004,  Neuberger   Berman
INTERNATIONAL Fund paid brokerage commissions of $379,705, of which $0 was paid to Neuberger Berman and $15,459 was paid to Lehman Brothers.

      During   the  fiscal  year  ended  August 31,   2005,   Neuberger   Berman
INTERNATIONAL Fund paid brokerage commissions of $1,145,798, of which $0 was paid to Neuberger Berman and $48,817 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman INTERNATIONAL Fund paid brokerage commissions of $2,859,017 of which $0 was paid to Neuberger Berman and $125,628 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 11.28% of the aggregate dollar amount of transactions involving the payment of commissions, and 4.39% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,733,389 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,846,921,234) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940 Act).

      Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund commenced operations on June 15, 2005 and therefore has no brokerage data for the fiscal year ending August 31, 2004.

      During   the  fiscal  year  ended  August 31,   2005,   Neuberger   Berman
INTERNATIONAL INSTITUTIONAL Fund paid brokerage commissions of $66,660, of which $0 was paid to Neuberger Berman and $50,428 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund paid brokerage commissions of $715,453 of which $0 was paid to Neuberger Berman and $58,728 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 17.27% of the aggregate dollar amount of transactions involving the payment of commissions, and 8.21% of the aggregate brokerage commissions paid by the Fund. 100% of the $656,725 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $618,679,117) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940
Act).

      Neuberger Berman INTERNATIONAL LARGE CAP Fund commenced operations on August 1, 2006 and therefore has no brokerage data for the fiscal years ending August 31, 2004 and August 31, 2005.

      During the fiscal year ended August 31, 2006, Neuberger Berman INTERNATIONAL LARGE CAP Fund paid brokerage commissions of $3,074 of which $0 was paid to Neuberger Berman and $187 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 16.72% of the aggregate dollar amount of transactions involving the payment of commissions, and 6.08% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,887 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $5,220,239) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940 Act).

      During the fiscal year ended August 31, 2004, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $330,255, of which $8,189 was paid to Neuberger Berman and $42,462 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $329,518, of which $812 was paid to Neuberger Berman and $58,531 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $221,346 of which $143 was paid to Neuberger Berman and $31,171 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0.07% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.06% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 20.84% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.08% of the aggregate brokerage commissions paid by the Fund. 100% of the $190,032 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $120,064,183) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940 Act).

      During the fiscal year ended August 31, 2004, Neuberger Berman REGENCY Fund paid brokerage commissions of $90,190, of which $7,572 was paid to Neuberger Berman and $13,778 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman REGENCY Fund paid brokerage commissions of $153,843, of which $181 was paid to Neuberger Berman and $28,431 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman REGENCY Fund paid brokerage commissions of $285,721 of which $0 was paid to Neuberger Berman and $43,501 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 18.05% of the aggregate dollar amount of transactions involving the payment of commissions, and 15.22% of the aggregate brokerage commissions paid by the Fund. 100% of the $242,220 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $164,743,834) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund acquired securities of the following of its Regular B/Ds: Bear Stearns & Co.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Bear Stearns & Co. $2,411,475.

      During the fiscal year ended August 31, 2004, Neuberger Berman CENTURY Fund paid brokerage commissions of $29,866, of which $3,829 was paid to Neuberger Berman and $4,314 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman CENTURY Fund paid brokerage commissions of $35,939, of which $2,520 was paid to Neuberger Berman and $5,689 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman CENTURY Fund paid brokerage commissions of $16,070 of which $1,088 was paid to Neuberger Berman and $1,733 was paid to Lehman Brothers. During the fiscal year ended

August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 7.68% of the aggregate dollar amount of transactions involving the payment of commissions, and 6.77% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 17.49% of the aggregate dollar amount of transactions involving the payment of commissions, and 10.79% of the aggregate brokerage commissions paid by the Fund. 100% of the $13,249 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $11,389,670) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund acquired securities of the following of its Regular B/Ds: Citigroup Global Markets, Inc. and Goldman, Sachs & Co.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Citigroup Global Markets, Inc. $123,375; and Goldman, Sachs Group Inc. $148,650.

      During the fiscal year ended August 31, 2004, Neuberger Berman FASCIANO Fund paid brokerage commissions of $212,836, of which $10,545 was paid to Neuberger Berman and $16,278 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman FASCIANO Fund paid brokerage commissions of $400,602, of which $33 was paid to Neuberger Berman and $67,341 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman FASCIANO Fund paid brokerage commissions of $543,071 of which $0 was paid to Neuberger Berman and $79,373 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 17.42% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.62% of the aggregate brokerage commissions paid by the Fund. 100% of the $463,698 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $331,079,874) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940 Act).

      During the fiscal year ended August 31, 2004, Neuberger Berman REAL ESTATE Fund paid brokerage commissions of $169,628, of which $100 was paid to Neuberger Berman and $28,845 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2005, Neuberger Berman REAL ESTATE Fund paid brokerage commissions of $146,563, of which $285 was paid to Neuberger Berman and $30,062 was paid to Lehman Brothers.

      During the fiscal year ended August 31, 2006, Neuberger Berman REAL ESTATE Fund paid brokerage commissions of $170,848 of which $428 was paid to Neuberger Berman and $33,413 was paid to Lehman Brothers. During the fiscal year ended August 31, 2006, transactions in which that Fund used Neuberger Berman as broker comprised 0.39% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.25% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 20.98% of the aggregate dollar amount of transactions involving the payment of commissions, and 19.56% of the aggregate brokerage commissions paid by the Fund. 100% of the $137,007 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $104,605,400) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2006, that Fund did not acquire or hold any securities of its "regular broker or dealers (as defined under the 1940 Act).

      Neuberger Berman ALL CAP GROWTH Fund commenced operations after the end of the fiscal year and therefore has no brokerage data for the fiscal years ending August 31, 2004, August 31, 2005 and August 31, 2006.

      Insofar as Fund transactions of Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman MANHATTAN Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

      For each of Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund and Neuberger Berman INTERNATIONAL Fund, the aggregate dollar amount of brokerage commissions paid in the 2006 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2004 fiscal year and 2005 fiscal year (only for CENTURY Fund). This was caused by multiple factors including changes in the net assets of a Fund, changes in either the inflows and outflows of a Fund's net assets and/or changes in the portfolio turnover rate for a Fund.

      For Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, the aggregate dollar amount of brokerage commissions paid in the 2006 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2005 fiscal year since the Fund commenced operations in June 2005.

      For Neuberger Berman FOCUS Fund, the aggregate dollar amount of brokerage commissions paid in the 2006 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2004 fiscal year because there was a change in the Portfolio Manager of the Fund in 2005.

      The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated

Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

      In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

      The use of Neuberger Berman and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

      Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

      A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

      To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

      Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Funds participate in.

      Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

      In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers.

Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

      A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

      The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

COMMISSION RECAPTURE PROGRAM AND EXPENSE OFFSET ARRANGEMENT
-----------------------------------------------------------

      The Funds have entered into a commission recapture program with Citigroup Global Markets Inc., which enables each Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Funds by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2006, the impact of this arrangement on the Funds was a reduction of expenses as follows:

-------------------------------------------------------------
FUNDS                          AMOUNT OF REDUCTION OF
                               EXPENSES
-------------------------------------------------------
Century                                       $1,513
-------------------------------------------------------
Fasciano                                     $37,759
-------------------------------------------------------
Focus                                        $63,488
-------------------------------------------------------
Genesis                                     $294,650
-------------------------------------------------------
Guardian                                     $87,682
-------------------------------------------------------
International                               $159,678
-------------------------------------------------------
International Institutional                       $0
-------------------------------------------------------
International Large Cap                         $0**
-------------------------------------------------------
Manhattan                                    $28,202
-------------------------------------------------------
Millennium                                   $15,938
-------------------------------------------------------
Partners                                    $217,857
-------------------------------------------------------
Real Estate                                  $10,050
-------------------------------------------------------
Regency                                      $16,592
-------------------------------------------------------
Socially Responsive                          $43,373
-------------------------------------------------------
* Period from  August  1,  2006  (Commencement  of  Operations) to
August 31, 2006.

      Each  Fund also has an expense offset arrangement in connection  with  its
custodian contract.   For  the  year  ended  August 31, 2006, the impact of this arrangement was a reduction of expenses as follows:

--------------------------------------------------------
FUNDS                           AMOUNT OF REDUCTION OF
                                EXPENSES
--------------------------------------------------------
Century                                            $4
--------------------------------------------------------
Fasciano                                       $1,904
--------------------------------------------------------
Focus                                          $6,525
--------------------------------------------------------
Genesis                                       $78,619
--------------------------------------------------------
Guardian                                       $4,635
--------------------------------------------------------
International                                  $4,874
--------------------------------------------------------
International Institutional                      $648
--------------------------------------------------------
International Large Cap                           $0*
--------------------------------------------------------
Manhattan                                        $446
--------------------------------------------------------
Millennium                                       $389
--------------------------------------------------------

Partners                                      $14,435
--------------------------------------------------------
Real Estate                                       $61
--------------------------------------------------------
Regency                                          $818
--------------------------------------------------------
Socially Responsive                            $4,306
--------------------------------------------------------
*  Period  from  August 1, 2006 (Commencement  of  Operations)  to
August 31, 2006.


PORTFOLIO TURNOVER
------------------

      A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

      The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

      NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

      For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

      In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.


                         PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

      The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

      NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable
Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures
----------------------------------------

      Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB

Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

      Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

      Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman ("NB Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

      The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

      STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

      SECURITIES LENDING AGENT. Each Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

      OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      RATING, RANKING AND RESEARCH AGENCIES. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communiqu{e'} International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.


                            REPORTS TO SHAREHOLDERS

      Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for the Funds. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.


                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

      Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman ALL CAP GROWTH Fund, Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman REAL ESTATE Fund and Neuberger Berman REGENCY Fund) was "Neuberger & Berman."

      DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

      SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

      CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

      OTHER. Because Advisor Class, Trust Class and Institutional Class shares for certain Funds can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.


                          CUSTODIAN AND TRANSFER AGENT

      Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service

Center, P.O. Box  8403,  Boston,  MA   02266-8403.  All correspondence for other
classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2[nd] Floor, New York, NY 10158-0180.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

      Each Fund (other than Neuberger Berman ALL CAP GROWTH Fund, Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements. Each of Neuberger Berman ALL CAP GROWTH Fund, Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.



                                 LEGAL COUNSEL

      The Trust has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of December 1, 2006, the following are all of the beneficial and record owners of more than five percent of each Fund's shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
FASCIANO FUND INVESTOR CLASS              CHARLES SCHWAB & CO                    25.89%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          NATIONAL FINANCIAL SERVICES CORP        9.74%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          THEIR CLIENTS
                                          PO BOX 3908
                                          CHURCH STREET STATION
                                          NEW YORK NY  10008-3908

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          FIDELITY INVESTMENTS INSTITUTIONAL     8.44%
                                          OPS CO INC FIIOC AS AGENT FOR
                                          CERTAIN EMPLOYEE BENEFIT PLAN
                                          100 MAGELLAN WAY KW1C
                                          COVINGTON KY  41015-1999

 FOCUS FUND INVESTOR CLASS                CHARLES SCHWAB & CO INC                8.76%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

 GENESIS FUND INVESTOR CLASS              CHARLES SCHWAB & CO INC                18.97%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          NATIONAL FINANCIAL SERVICES            6.20%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          THEIR CLIENTS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          UNION CENTRAL LIFE INSURANCE CO        5.87%
                                          401K GROUP SEP ACCT
                                          ATTN MUTUAL FUNDS DEPT STATION 3
                                          1876 WAYCROSS RD
                                          PO BOX 40888
                                          CINCINNATI OH  45240-0888

 GUARDIAN FUND INVESTOR CLASS             CHARLES SCHWAB & CO INC                18.11%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

 INTERNATIONAL  FUND INVESTOR CLASS       CHARLES SCHWAB & CO INC                27.06%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          NATIONAL FINANCIAL SERV CORP           10.50%
                                          FOR EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

 MANHATTAN  FUND INVESTOR CLASS           CHARLES SCHWAB & CO INC                 6.90%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

 MILLENNIUM  FUND INVESTOR CLASS          CHARLES SCHWAB & CO INC                13.97%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

 PARTNERS  FUND INVESTOR CLASS            CHARLES SCHWAB & CO INC                15.27%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          NATIONAL FINANCIAL SERV CORP           5.60%
                                          FOR EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

 REGENCY  FUND INVESTOR CLASS             CHARLES SCHWAB & CO INC                15.39%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          NATIONAL FINANCIAL SERV CORP           12.65%
                                          FOR EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          WELLS FARGO BANK NA FBO                11.56%
                                          SECURA - MUTUAL FUND
                                          16751000
                                          PO BOX 1533
                                          MINNEAPOLIS MN  55480-1533

                                          JEWISH COMMUNAL FUND CORPORATION       5.07%
                                          ( NOT- FOR- PROFIT)
                                          575 MADISON AVE STE 703
                                          NEW YORK NY  10022-8591

 SOCIALLY RESPONSIVE                      CHARLES SCHWAB & CO INC                21.29%
 FUND INVESTOR CLASS                      ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          NATIONWIDE LIFE INSURANCE CO           8.63%
                                          NACO
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

                                          NATIONAL FINANCIAL SERV CORP           7.43%
                                          FOR EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          NATIONWIDE LIFE INSURANCE CO           6.04%
                                          DCVA
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

 ALL CAP GROWTH  FUND                     NEUBERGER BERMAN LLC                   97.30%
 TRUST CLASS                              001-30025-14
                                          70 HUDSON STREET
                                          7TH FLOOR
                                          JERSEY CITY NJ  07302-4585

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
 FOCUS  FUND                              DELAWARE CHARTER GUARANTEE & TRUST     16.92%
 TRUST CLASS                              CUST FBO PRINCIPAL FINANCIAL GROUP
                                          ATTN RIS NPIO TRADE DESK
                                          711 HIGH ST
                                          DES MOINES IA  50392-0001

                                          NATIONAL FINANCIAL SERV CORP           15.99%
                                          FOT THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          CITIGROUP GLOBAL MARKETS INC.          7.94%
                                          00109801250
                                          388 GREENWICH ST
                                          NEW YORK NY  10013-2375

                                          WELLS FARGO BANK NA FBO                7.13%
                                          RPS NEUBERGER BERMAN FOCUS TRUST
                                          99020230
                                          PO BOX 1533
                                          MINNEAPOLIS MN  55480-1533

                                          FIDELITY INVESTMENTS INST OPS          6.91%
                                          CO AS AGENT FOR CERTAIN EE BENEFIT
                                          PL
                                          100 MAGELLAN WAY # KWIC
                                          COVINGTON KY  41015-1999

                                          NATIONWIDE TRUST CO                    6.76%
                                          FSB C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

 GENESIS  FUND                            FIDELITY INVESTMENTS INST OPS CO       33.44%
 TRUST CLASS                              AS AGENT FOR CERTAIN EE BENEFIT PL
                                          MAILZONE KWIC
                                          100 MAGELLAN WAY # KW1C
                                          COVINGTON KY  41015-1999

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          NATIONAL FINANCIAL SERV CORP           5.37%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          AMERIPRISE TRUST COMPANY FOR THE       5.02%
                                          BENEFIT OF AMERIPRISE TRUST
                                          RETIREMENT SERVICES PLANS
                                          ATTN MUTUAL FUND OPERATIONS
                                          996 AXP FINANCIAL CTR
                                          MINNEAPOLIS MN  55474-0009

 GUARDIAN FUND                            ING NATIONAL TRUST                     21.06%
 TRUST CLASS                              U/A DTD 4/22/96
                                          151 FARMINGTON AVE # T531
                                          HARTFORD CT  06156-0001

                                          NATIONWIDE LIFE INSURANCE CO           17.99%
                                          QPVA
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

                                          NATIONAL FINANCIAL SERV CORP           17.36%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          NATIONWIDE TRUST CO                    7.37%
                                          FSB C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

 INTERNATIONAL FUND                       CITIGROUP GLOBAL MARKETS INC.          40.07%
 TRUST CLASS                              00109801250
                                          388 GREENWICH ST
                                          NEW YORK NY  10013-2375


FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          NATIONAL FINANCIAL SERV CORP           12.40%
                                          FOR EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          200 LIBERTY ST - 1 WORLD FIN CTR
                                          ATTN MUTUAL FUNDS DEPT - 5TH FLOOR
                                          NEW YORK NY  10281

                                          MFPF&S FOR THE SOLE BENEFIT OF         11.03%
                                          ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          4800 DEER LAKE DR E FL 2
                                          JACKSONVILLE FL  32246-6484

 INTERNATIONAL LARGE                      NEUBERGER BERMAN LLC                   41.45%
 CAP FUND                                 001-30025-14
 TRUST CLASS                              70 HUDSON STREET
                                          7TH FLOOR
                                          JERSEY CITY NJ  07302-4585

                                          NATIONAL FINANCIAL SERV CORP           9.76%
                                          FOR EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          200 LIBERTY ST - 1 WORLD FIN CTR
                                          ATTN MUTUAL FUNDS DEPT - 5TH FLOOR
                                          NEW YORK NY  10281

 MANHATTAN FUND TRUST CLASS               NATIONAL FINANCIAL SERV CORP 1         28.20%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          DELAWARE CHARTER GUARANTEE & TRUST     17.12%
                                          FBO VARIOUS QUALIFED PLANS
                                          711 HIGH STREET
                                          DES MOINES IA  50309-2732

                                          FIDELITY INVESTMENTS INST OPS          15.26%
                                          CO AS AGENT FOR CERTAIN EE BENEFIT
                                          PL
                                          100 MAGELLAN WAY # KW1C
                                          COVINGTON KY  41015-1999

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------

                                          BICE AGF S.A. PARA F.M. BICE BEST      11.22%
                                          NORTEAMERICA
                                          TEATINOS 280 PISO 13
                                          SANTIAGO CHILE

                                          DELAWARE CHARTER GUARANTEE & TRUST     6.10%
                                          FBO VARIOUS NONQUALIFED PLANS
                                          711 HIGH STREET
                                          DES MOINES IA  50309-2732

 MILLENIUM FUND                           NATIONAL FINANCIAL SERV CORP           85.27%
 TRUST CLASS                              FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          NATIONWIDE TRUST CO                    5.04%
                                          FSB C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

 PARTNERS FUND                            FIDELITY INVESMENTS INSTIT OPER CO     29.92%
 TRUST CLASS                              AS AGENT FOR CERTAIN  BENEFIT PLN
                                          100 MAGELLAN WAY # KW1C
                                          COVINGTON KY  41015-1999

                                          NATIONAL FINANCIAL SERV CORP           13.96%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

                                          NATIONWIDE LIFE INSURANCE              6.84%
                                          QPVA
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------

                                          PRC INC                                6.64%
                                          C/O T ROWE PRICE FINANCIAL
                                          ATTN ASSET RECON
                                          PO BOX 17215
                                          BALTIMORE MD  21297-1215

                                          MLPF&S FOR THE SOLE BENEFIT OF         6.20%
                                          ITS CUSTOMERS
                                          ATTN FUND ADMINSTRATION (97NX1)
                                          4800 DEER LAKE DR E FL 2
                                          JACKSONVILLE FL  32246-6484

 REAL ESTATE FUND                         PRUDENTIAL INVESTMENT MANAGEMENT       36.43%
 TRUST CLASS                              SERVICE FBO MUTUAL FUND CLIENTS
                                          100 MULBERRY ST
                                          3 GATEWAY CENTER FL 11
                                          MAIL STOP NJ 05-11-20
                                          NEWARK NJ  07102-4000

                                          CHARLES SCHWAB & CO INC                11.49%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          NATIONAL FINANCIAL SERV CORP           5.72%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

 REGENCY FUND                             BOST & CO A/C TWBF2229002              38.48%
 TRUST CLASS                              FBO DIRECTED ACCOUNT PLAN
                                          MUTUAL FUND OPERATIONS
                                          PO BOX 3198
                                          PITTSBURGH PA  15230-3198

                                          NATIONWIDE TRUST COMPANY FSB           10.92%
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------

                                          UNION CENTRAL LIFE INSURANCE CO        8.28%
                                          401K GROUP SEP ACCT
                                          1876 WAYCROSS RD
                                          PO BOX 40888
                                          CINCINNATI OH  45240-0888

                                          NATIONAL FINANCIAL SERV CORP           5.31%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

 SOCIALLY RESPONSIVE FUND                 FIDELITY INVESTMENTS INST OPS          19.28%
 TRUST CLASS                              CO AS AGENT FOR CERTAIN EE BENEFIT
                                          PL
                                          100 MAGELLAN WAY # KW1C
                                          COVINGTON KY  41015-1999

                                          HARTFORD LIFE INSURANCE CO             18.74%
                                          SEPARATE ACCOUNT TK
                                          ATTN DAVID TEN BROECK
                                          200 HOPMEADOW ST
                                          SIMSBURY CT  06089-9793

                                          NATIONAL FINANCIAL SERV CORP           7.00%
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          PO BOX 3908
                                          CHURCH ST STATION
                                          NEW YORK NY  10008-3908

 FASCIANO FUND                            CHARLES SCHWAB & CO INC                15.79%
 ADVISOR CLASS                            ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          AMERICAN UNITED LIFE INS CO            13.36%
                                          FBO GROUP RETIREMENT ANNUITY
                                          PO BOX 1995
                                          INDIANAPOLIS IN  46206-9102


FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          CITIGROUP GLOBAL MARKETS INC.          9.13%
                                          00109801250
                                          333 W 34TH ST FL 3
                                          NEW YORK NY  10001-2402

                                          JP MORGAN CHASE BANK                   6.94%
                                          FBO ADP MID MARKET
                                          3 METROTECH CTR FL 6
                                          BROOKLYN NY  11245-0001
                                          SCUDDER TRST CO                        6.58%

                                          SCUDDER TRST CO
                                          FBO LITHIA MOTORS INC SALARY
                                          REDUCTION PROFIT SHARING PLAN
                                          ATTN ASSET RECON DEPT #063813
                                          PO BOX 1757
                                          SALEM NH  03079-1143

 FOCUS FUND                               TRANSAMERICA LIFE INSURANCE COMPANY    36.82%
 ADVISOR CLASS                            1150 SOUTH OLIVE ST T-10-05
                                          LOS ANGELES CA  90015-2209

                                          DELAWARE CHARTER GUARANTEE & TRUST     10.88%
                                          FBO VARIOUS QUALIFED PLANS
                                          711 HIGH STREET
                                          DES MOINES IA  50309-2732

                                          DELAWARE CHARTER GUARANTEE & TRUST     8.79%
                                          FBO PRINCIPAL FINANCIAL GROUP
                                          ATTN RIS NPIO TRADE DESK
                                          711 HIGH ST
                                          DES MOINES IA  50392-0001

                                          AMERICAN UNITED LIFE INS CO           [7.86%
                                          FBO GROUP RETIREMENT ANNUITY
                                          PO BOX 1995
                                          INDIANAPOLIS IN  46206-9102

GENESIS FUND                              FIRST UNION NATIONAL BANK FBO          17.36%
ADVISOR CLASS                             VARIOUS RETIREMENT PLANS
                                          A/C #1080827609
                                          1525 W WT HARRIS BLVD CMGNC1151
                                          CHARLOTTE NC  28262-8522

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          CHARLES SCHWAB & CO INC                11.59%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          TRANSAMERICA LIFE INSURANCE COMPANY    11.36%
                                          1150 SOUTH OLIVE ST T-10-05
                                          LOS ANGELES CA  90015-2209

                                          FIRST UNION NATIONAL BANK CUSTODIAN    5.57%
                                          FOR VARIOUS RETIREMENT PLANS
                                          ACCT# 1080823676
                                          1525 W WT HARRIS BLVD CMGNC1151
                                          CHARLOTTE NC  28262-8522

                                          HORACE MANN LIFE INSURANCE CO          5.51%
                                          SEPERATE ACCOUNT
                                          1 HORACE MANN PLZ
                                          SPRINGFIELD IL  62715-0002

                                          DELAWARE CHARTER GUARANTEE & TRUST     5.46%
                                          CUST FBO PRINCIPAL MUTUAL LIFE INS
                                          CO DTD 1/1/96
                                          PO BOX 8704
                                          1013 CENTRE RD
                                          WILMINGTON DE  19899-8704

 GUARDIAN FUND                            CHARLES SCHWAB & CO INC                63.87%
 ADVISOR CLASS                            ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          MG TRUST COMPANY CUST. FBO             10.44%
                                          .R. PIERCE PLUMBING CO., INC.
                                          700 17TH STREET
                                          SUITE 300
                                          DENVER CO  80202-3531

 MANHATTAN FUND                           MFPF&S FOR THE SOLE BENEFIT OF         25.91%
 ADVISOR CLASS                            ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          4800 DEER LAKE DR E FL 2
                                          JACKSONVILLE FL  32246-6484

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          FIDELITY INVESTMENTS INSTITUTIONAL     15.98%
                                          OPERATOINS CO INC (FIIOC) AS AGENT
                                          FOR BASE TECHNOLOGIES INC
                                          401K PLAN & TRUST-10202
                                          100 MAGELLAN WAY # KW1C
                                          COVINGTON KY  41015-1999

                                          NEUBERGER AND BERMAN                   11.33%
                                          MANAGEMENT INC
                                          ATTN: NICK ALTOMARE
                                          605 3RD AVE FL 3
                                          NEW YORK NY  10158-0180

                                          CHARLES SCHWAB & CO INC                7.87%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

 MILLENIUM FUND                           CHARLES SCHWAB & CO INC                23.16%
 ADVISOR CLASS                            ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          AMERICAN UNITED LIFE INS CO            19.46%
                                          FBO GROUP RETIREMENT ANNUITY
                                          PO BOX 1995
                                          INDIANAPOLIS IN  46206-9102

                                          NEUBERGER BERMAN LLC                   12.97%
                                          001-30025-14
                                          70 HUDSON STREET
                                          7TH FLOOR
                                          JERSEY CITY NJ  07302-4585

                                          HARTFORD LIFE INSURANCE CO             12.47%
                                          SEPARATE ACCOUNT TK
                                          ATTN DAVID TEN BROECK
                                          200 HOPMEADOW ST
                                          SIMSBURY CT  06089-9793

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          HUBB & CO                              11.47%
                                          FBO RELIUS ACCOUNTS
                                          665 LOCUST STREET
                                          PO BOX 897
                                          DES MOINES IA  50306-0897

                                          METLIFE RETIREMENT PLANS GROUP         9.17%
                                          RELIANCE TRUST COMPANY
                                          AS TRUSTEE FOR
                                          2 MONTGOMERY ST FL 3
                                          JERSEY CITY NJ  07302-3802

                                          METLIFE                                7.58%
                                          FBO METLIFE RETIREMENT PLANS GROUP
                                          GAP
                                          2 MONTGOMERY ST FL 3
                                          JERSEY CITY NJ  07302-3802

 PARTNERS FUND                            STATE STREET BANK AND TRUST            38.84%
 ADVISOR CLASS                            FBO ADP DAILY 401(K) PRODUCT
                                          105 ROSEMONT RD
                                          WESTWOOD MA  02090-2318

                                          CHARLES SCHWAB & CO INC                9.73%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          TRANSAMERICA LIFE INSURANCE COMPANY    9.38%
                                          ATTN DAISY LO
                                          RETIREMENT SVCS - SEPARATE ACCTS
                                          PO BOX 30368
                                          LOS ANGELES CA  90030-0368

                                          MFPF&S FOR THE SOLE BENEFIT OF         8.43%
                                          ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          4800 DEER LAKE DR E FL 2
                                          JACKSONVILLE FL  32246-6484

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
                                          WELLS FARGO BANK NA FBO                8.36%
                                          SAKS INCORPORATED 401K PLAN
                                          10493522
                                          PO BOX 1533
                                          MINNEAPOLIS MN  55480-1533

 INTERNATIONAL                            PRUDENTIAL INVESTMENT MANAGEMENT       25.16%
 INSTITUTIONAL FUND                       SERVICE FBO MUTUAL FUND CLIENTS
                                          100 MULBERRY ST
                                          3 GATEWAY CENTER FL 11
                                          MAIL STOP NJ 05-11-20
                                          NEWARK NJ  07102-4000

                                          CHARLES SCHWAB & CO INC                11.90%
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA  94104-4151

                                          HSBC                                   10.13%
                                          L&F INDEMNITY LIMITED
                                          BELVEDERE BUILDING
                                          69 PITTS BAY RD
                                          PEMBROKE BERMUDA

                                          CHILDRENS HEALTHCARE OF ATLANTA INC    6.65%
                                          STATE STREET BANK & TRUST
                                          1584 TULLIE CIR NE
                                          ATLANTA GA  30329-2311

                                          MAC & CO A/C PIBF1856682               5.62%
                                          ATTN MUTUAL FDS OPERATIONS
                                          PO BOX 3198
                                          PITTSBURGH PA  15230-3198

 INTERNATIONAL LARGE CAP FUND             VMI FOUNDATION INC                     71.75%
 INSTITUTIONAL CLASS                      MELLON BANK TTEE
                                          PO BOX 932
                                          LEXINGTON VA  24450-0932

                                          THE BANK OF NEW YORK CUST              28.24%
                                          FBO SUBURBAN PROPANE LP
                                          240 ROUTE 10 WEST
                                          WHIPPANY NJ  07981-2105

FUND AND CLASS                            NAME AND ADDRESS                    PERCENT OWNED
--------------                            ----------------                    -------------
 PARTNERS FUND                            STATE OF MARYLAND SAVINGS &            46.87%
 INSTITUTIONAL CLASS                      INVESTMENT PLAN (457)
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029

                                          STATE OF MARYLAND SAVINGS &            34.88%
                                          INVESTMENT PLAN (401K)
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029

                                          COLUMBUS OH  43218-2029
                                          STATE OF MARYLAND SAVINGS &            6.19%
                                          INVESTMENT PLAN 401A
                                          C/O IPO PORTFOLIO ACCOUNTING
                                          PO BOX 182029
                                          COLUMBUS OH  43218-2029



                             REGISTRATION STATEMENT

      This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

      Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

      The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2006:

            The audited financial statements of Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman PARTNERS Fund, and Neuberger Berman REAL ESTATE Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

            The audited financial statements of Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

                                                                      APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

S&P CORPORATE BOND RATINGS:
---------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S CORPORATE BOND RATINGS:
-------------------------------

      Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P COMMERCIAL PAPER RATINGS:

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

MOODY'S COMMERCIAL PAPER RATINGS

      Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.